UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Emerging Markets Fund

Annual Report for the Period Ended March 31, 2012

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples”— an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for companies to restructure their balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, it has delayed a true reckoning with the European financial situation, as concerns about Spain and Portugal continue to cloud the outlook. These structural challenges that persist in the developed world, and slowing growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

■	detailed up-to-date fund performance and portfolio information

■	economic analysis and market commentary

■	quarterly fund commentaries

■	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Emerging Markets Fund

Summary

■	For the 12-month period that ended March 31, 2012, the fund’s Class A shares returned -8.06% without sales charge.

■	The MSCI Emerging Markets Index (Net)[1] returned -8.81%, while the MSCI EAFE Index (Net)[2] returned -5.77%.

■	In a challenging environment for emerging stock markets, the fund’s results were aided by its emphasis on Southeast Asia and by stock selection in consumer-related areas.

Portfolio Management

Dara J. White, lead manager, has co-managed the fund since 2008. From 2006 until joining Columbia Management Investment Advisors, LLC (the Investment Manager) in May 2010, Mr. White was associated with the fund’s previous investment adviser as an investment professional.

Jasmine (Weili) Huang has co-managed the fund since 2008. From 2003 until joining the Investment Manager in May 2010, Ms. Huang was associated with the fund’s previous investment adviser as an investment professional.

Robert B. Cameron has co-managed the fund since December 2008. From 2008 until joining the Investment Manager in May 2010, Mr. Cameron was associated with the fund’s previous investment adviser as an investment professional.

[1]

The MSCI Emerging Markets (EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

[2]

The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/12

–8.06% Class A shares (without sales charge)

–8.81% MSCI Emerging Markets Index (Net)

–5.77% MSCI EAFE Index (Net)

Morningstar Style Box™

Equity Style

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Emerging Markets Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/02 – 03/31/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/02 – 03/31/12 ($)

Sales charge	without	with
Class A*	34,384	32,420
Class C*	31,875	31,875
Class I*	35,210	n/a
Class R*	33,453	n/a
Class W*	34,293	n/a
Class Z	35,163	n/a

Average annual total return as of 03/31/12 (%)

Share class	A*		C*		I*	R*	W*	Z
Inception	09/28/07		09/28/07		09/27/10	09/27/10	09/27/10	01/02/98
Sales charge	without	with	without	with	without	without	without	without
1-year	–8.06	–13.34	–8.86	–9.72	–7.79	–8.32	–8.15	–7.96
5-year	2.02	0.81	1.23	1.23	2.25	1.72	1.96	2.22
10-year	13.15	12.48	12.29	12.29	13.41	12.83	13.12	13.40

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisors, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset with a distribution (Rule 12b-1) fee. Class W shares are sold at net asset value with a distribution and service (Rule 12b-1) fee. Class I, Class R, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund’s Class Z shares, the fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

2

Fund Expense Example – Columbia Emerging Markets Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

10/01/11 – 03/31/12

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,194.50	1,015.17	10.64	9.77	1.95
Class C	1,000.00	1,000.00	1,188.40	1,011.44	14.69	13.50	2.70
Class I	1,000.00	1,000.00	1,196.70	1,017.26	8.36	7.67	1.53
Class R	1,000.00	1,000.00	1,193.50	1,013.92	12.00	11.02	2.20
Class W	1,000.00	1,000.00	1,193.30	1,015.17	10.63	9.77	1.95
Class Z	1,000.00	1,000.00	1,195.50	1,016.41	9.28	8.52	1.70

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Managers’ Report – Columbia Emerging Markets Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/12 ($)
Class A	10.01
Class C	9.84
Class I	10.04
Class R	9.99
Class W	10.00
Class Z	10.03

Distributions declared per share

04/01/11 – 03/31/12 ($)
Class A	0.57
Class C	0.57
Class I	0.57
Class R	0.57
Class W	0.57
Class Z	0.57

For the 12-month period that ended March 31, 2012, the fund’s Class A shares returned -8.06% without sales charge. The fund’s benchmarks, the MSCI Emerging Markets Index (Net) and the MSCI EAFE Index (Net), returned -8.81% and -5.77%. Overall country, sector and stock selection aided the fund’s results relative to the primary benchmark, the MSCI Emerging Markets Index. The fund had more exposure than the index to Southeastern Asian markets, notably the Philippines, Thailand and Indonesia, which held up better than the overall index in this challenging environment.

Global events weighed on emerging markets

During the first half of the 12-month period, world events clouded the outlook for emerging markets: a tsunami and earthquake in Japan, which disrupted the world’s production supply chain; Europe’s sovereign debt crisis and fears that the United States and Europe would fall back into recession. Rising inflationary pressures and monetary tightening policies among many major central banks also created a headwind to emerging market equities. However, in the second half of the period, the environment improved markedly. Valuation became extraordinarily attractive, inflation worries abated and central banks shifted their monetary policy to accommodate growth.

Fund focused on middle-class growth

Against this backdrop, the fund sought ways to take advantage of the expansion of middle class consumers in faster-developing economies. In that regard, investments in consumer discretionary companies aided fund results. This was particularly true in the Philippines, Thailand and Indonesia, three markets that outperformed the MSCI Emerging Markets Index. Overweight positions in each of these markets, combined with stock selection, helped shore up returns. In Indonesia, PT Ace Hardware Indonesia and PT Media Nusantara Citra (0.5% and 0.8% of net assets, respectively) were solid performers. PT Ace Hardware Indonesia, the operator of a chain of big-box home improvement centers, generated solid earnings gains on the back of increasing home ownership in Indonesia, while PT Media Nusantara Citra, a television broadcasting company, grew its earnings through advertising sales increases. Both companies were plays on the expansion of new middle class of consumers. The same middle-class development theme applied in the Philippines, where top performers included supermarket chain Puregold Price Club and financial institution Metropolitan Bank and Trust (0.4% and 1.4% of net assets, respectively). Similarly, in Thailand, Home Products Center, a chain of home improvement stores, and CP ALL, operator of 7-11 convenience stores (0.4% and 0.6% respectively), generated positive returns. Beer producer Cia de Bebidas das Americas of Brazil and South Africa’s Mr. Price Group, a fashion retailer with a low-price theme (1.2% and 0.4% of net assets, respectively), also aided results. We did well to limit exposure to poor-performing Eastern European countries, such as Hungary and Poland, and to underweight exposure to significant emerging market countries, such as India and Brazil, which performed poorly.

Russian exposure detracted from relative performance

Although country selection was generally helpful to fund results during the period, an overweight in Russia detracted from results relative to the fund’s primary benchmark. As metals and mining companies performed poorly amid concerns about slackening demand in a slowing

4

Portfolio Managers’ Report (continued) – Columbia Emerging Markets Fund global economy, investments in Russian steel producers Mechel and Novolipetsk (0.3% of net assets) were notable detractors. We sold the positions in Mechel, as we did with another disappointing investment in the same industry, Tata Steel of India. However, we held onto India’s ICICI Bank (0.5% of net assets) despite its poor performance, because of our more favorable longer-term outlook for the financial institution. In China, an investment in Onet Communications, a producer of telecommunication equipment, did poorly before we sold it.

Looking ahead

We plan to continue to take advantage of increasing industrialization and the expansion of middle class populations in emerging markets, both longer-term secular trends that we believe present numerous investment opportunities. We also intend to maintain our focus on individual security selection and on finding good companies with strong managements and histories of producing solid returns on invested capital.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Country Breakdown[1]
as of 03/31/12 (%)
Argentina	0.3%
Brazil	14.2
Chile	2.1
China	15.9
Hong Kong	1.3
India	4.9
Indonesia	6.5
Malaysia	1.6
Mexico	2.0
Panama	0.5
Philippines	2.5
Poland	0.9
Russian Federation	7.9
South Africa	4.7
South Korea	14.3
Taiwan	10.4
Thailand	5.7
Turkey	2.1
United States	2.2
[1]

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and money market fund). The Fund’s portfolio composition is subject to change.

Top 10 holdings[1]
as of 03/31/12 (%)
Samsung Electronics Co., Ltd.	3.4
Gazprom OAO, ADR	2.3
Petroleo Brasileiro SA	2.2
Itaú Unibanco Holding SA, ADR	2.1
Industrial & Commercial Bank of China, Class H	2.1
PetroChina Co., Ltd., Class H	1.9
Kasikornbank PCL, Foreign Registered Shares	1.6
Sberbank of Russia	1.4
Banco Bradesco SA, ADR	1.4
Metropolitan Bank & Trust	1.4
[1]	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and money market fund).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

5

Portfolio of Investments – Columbia Emerging Markets Fund

March 31, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 96.7%
ARGENTINA 0.3%
YPF SA, ADR	54,125	$1,537,691
BRAZIL 11.5%
Banco Bradesco SA, ADR	364,651	6,381,392
BR Malls Participacoes SA	265,800	3,436,347
CETIP SA — Mercados Organizados	114,300	1,890,964
Cia de Bebidas das Americas, ADR	133,487	5,515,683
Cia Hering	74,900	1,934,611
Fleury SA	141,500	1,871,215
Itaú Unibanco Holding SA, ADR	508,203	9,752,416
Localiza Rent a Car SA	95,000	1,748,610
Mills Estruturas e Servicos de Engenharia SA	164,100	2,085,579
Multiplus SA	77,700	1,608,951
Odontoprev SA	114,300	1,922,271
OGX Petroleo e Gas Participacoes SA(a)	457,200	3,786,937
Raia Drogasil SA	233,100	2,238,485
Telefonica Brasil SA, ADR	112,575	3,448,172
Vale SA	271,500	6,338,892
Total		53,960,525
CHILE 2.1%
Banco Santander Chile, ADR	46,507	4,003,787
ENTEL Chile SA	135,412	2,736,564
SACI Falabella	299,352	2,889,427
Total		9,629,778
CHINA 16.0%
AAC Technologies Holdings, Inc.	547,450	1,491,081
Airtac International Group	122,000	638,115
AutoNavi Holdings Ltd., ADR(a)(b)	86,741	1,088,600
Baidu, Inc., ADR(a)	6,951	1,013,247
Belle International Holdings Ltd.	2,775,000	4,994,179
China Coal Energy Co., Ltd., Class H	2,932,000	3,288,671
China Communications Construction Co., Ltd., Class H	5,362,000	5,402,170
China Construction Bank Corp., Class H	3,449,000	2,662,005
China High Precision Automation Group Ltd.(b)(c)(d)	1,823,000	418,098
China Merchants Holdings International Co., Ltd.	744,000	2,491,796
China National Building Material Co., Ltd., Class H(b)	1,708,000	2,155,839
China Shenhua Energy Co., Ltd., Class H	1,251,000	5,291,486
China Unicom Hong Kong Ltd.(b)	1,602,000	2,695,796
China Vanke Co., Ltd., Class B	1,901,117	2,265,171
CNOOC Ltd.	1,358,000	2,779,789
ENN Energy Holdings Ltd.	730,000	2,530,628
Industrial & Commercial Bank of China, Class H	14,916,000	9,622,048
NetQin Mobile, Inc., ADR(a)(b)	166,082	1,767,112
PetroChina Co., Ltd., Class H(b)	6,342,000	8,930,441
Sany Heavy Equipment International Holdings Co., Ltd.	2,463,500	1,862,690
SINA Corp.(a)(b)	54,777	3,560,505
Spreadtrum Communications, Inc., ADR(b)	227,657	3,756,341
Want Want China Holdings Ltd.	1,598,000	1,788,057
Zijin Mining Group Co., Ltd., Class H(b)	5,606,000	2,229,099
Total		74,722,964
HONG KONG 1.3%
Foxconn International Holdings Ltd.(a)	1,606,000	1,143,791

Issuer	Shares	Value
Common Stocks (continued)
HONG KONG (cont.)
Towngas China Co., Ltd.	2,317,000	$1,680,398
Trinity Ltd.	3,922,000	3,227,133
Total		6,051,322
INDIA 4.9%
Ashok Leyland Ltd.	2,798,184	1,669,115
Asian Paints Ltd.	41,538	2,642,986
Bharat Forge Ltd.	272,223	1,711,737
Cummins India Ltd.	176,887	1,719,979
HDFC Bank Ltd., ADR	176,468	6,017,559
ICICI Bank Ltd., ADR	68,135	2,375,867
ITC Ltd.	436,101	1,941,666
Larsen & Toubro Ltd.	52,060	1,337,805
Sobha Developers Ltd.	164,338	1,073,577
Titan Industries Ltd.	588,434	2,638,656
Total		23,128,947
INDONESIA 6.5%
PT Ace Hardware Indonesia Tbk	5,042,500	2,456,972
PT AKR Corporindo Tbk	7,153,500	3,367,370
PT Astra International Tbk	265,500	2,148,222
PT Bank Rakyat Indonesia Persero Tbk	2,266,000	1,726,947
PT Bank Tabungan Pensiunan Nasional Tbk(a)	3,439,500	1,354,121
PT Gudang Garam Tbk	525,500	3,165,099
PT Indo Tambangraya Megah Tbk	666,000	3,171,872
PT Indocement Tunggal Prakarsa Tbk	1,192,700	2,408,122
PT Indomobil Sukses Internasional Tbk(a)	757,500	1,252,138
PT Media Nusantara Citra Tbk	17,861,000	3,676,492
PT Nippon Indosari Corpindo Tbk	5,676,000	2,183,679
PT Perusahaan Gas Negara Persero Tbk	2,690,000	1,120,854
PT Sumber Alfaria Trijaya Tbk(a)	4,460,000	2,455,311
Total		30,487,199
MALAYSIA 1.6%
AMMB Holdings Bhd	966,300	1,994,204
Genting Bhd	584,300	2,068,577
Hartalega Holdings Bhd	606,300	1,578,828
RHB Capital Bhd	702,000	1,766,547
Total		7,408,156
MEXICO 2.0%
Alfa SAB de CV, Class A	205,000	2,951,347
Fomento Economico Mexicano SAB de CV, ADR(b)	41,343	3,401,289
Grupo Mexico SAB de CV, Class B	887,990	2,804,077
Total		9,156,713
PANAMA 0.5%
Copa Holdings SA, Class A	28,283	2,240,014
PHILIPPINES 2.5%
Metropolitan Bank & Trust	3,114,085	6,349,465
Puregold Price Club, Inc.(a)	4,009,900	1,908,886
Security Bank Corp.	277,590	926,289
SM Investments Corp.	165,470	2,548,923
Total		11,733,563
POLAND 0.9%
Eurocash SA	358,664	4,038,164

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Emerging Markets Fund

March 31, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
RUSSIAN FEDERATION 7.9%
E.ON Russia JSC(a)	15,361,859	$1,382,567
Eurasia Drilling Co., Ltd., GDR(b)(e)	86,313	2,379,650
Gazprom OAO, ADR	883,635	10,780,347
Globaltrans Investment PLC, GDR(e)	133,923	2,290,083
Lukoil OAO, ADR	100,991	6,136,718
Magnit OJSC, GDR(e)	65,081	1,896,460
NovaTek OAO, GDR(e)	33,705	4,567,028
Novolipetsk Steel OJSC, GDR(e)	56,885	1,182,070
Sberbank of Russia	2,023,254	6,535,111
Total		37,150,034
SOUTH AFRICA 4.7%
AVI Ltd.	693,468	4,193,714
Barloworld Ltd.	239,725	3,124,457
Clicks Group Ltd.	409,545	2,388,078
FirstRand Ltd.	363,601	1,123,366
Gold Fields Ltd., ADR	163,329	2,270,273
Life Healthcare Group Holdings Ltd.	664,455	2,165,477
Mr. Price Group Ltd.	151,216	1,859,695
MTN Group Ltd.	276,474	4,866,317
Total		21,991,377
SOUTH KOREA 14.4%
Asia Pacific Systems, Inc.(a)	73,821	852,262
Capro Corp.	89,470	1,950,207
Cheil Industries, Inc.	22,006	1,865,435
Hankook Tire Co., Ltd.	61,720	2,290,445
Huchems Fine Chemical Corp.	138,830	2,616,359
Hynix Semiconductor, Inc.(a)	28,890	747,096
Hyundai Mobis	17,270	4,383,432
Hyundai Motor Co.	30,344	6,265,982
Iljin Display Co., Ltd.	129,340	1,386,123
JNK Heaters Co., Ltd.	89,177	1,282,305
LG Chem Ltd.	17,742	5,808,534
LG Corp.	32,071	1,843,545
LG Display Co., Ltd.(a)	75,140	1,762,094
LG Household & Health Care Ltd.	5,224	2,747,678
LS Corp.	37,345	2,641,054
NCSoft Corp.	12,446	3,301,896
Samsung Electronics Co., Ltd.	14,183	15,999,201
Seegene, Inc.(a)	23,913	1,482,846
SFA Engineering Corp.	42,314	1,998,714
Shinhan Financial Group Co., Ltd.	73,640	2,852,845
SK Innovation Co., Ltd.	20,850	3,060,004
Total		67,138,057
TAIWAN 10.4%
AU Optronics Corp.	5,848,000	2,691,813
Catcher Technology Co., Ltd.	530,000	3,757,009
Chinatrust Financial Holding Co., Ltd.	2,828,000	1,784,817
Epistar Corp.	470,000	1,202,252
Far EasTone Telecommunications Co., Ltd.	2,364,000	4,858,858
Formosa Chemicals & Fibre Corp.	923,000	2,704,075
Fubon Financial Holding Co., Ltd.	2,920,503	3,296,386
Giant Manufacturing Co., Ltd.	517,800	2,285,181
Hiwin Technologies Corp.	80,000	904,731
Hon Hai Precision Industry Co., Ltd.	1,487,000	5,789,137
HTC Corp.	94,000	1,919,450
MediaTek, Inc.	367,000	3,525,165
Simplo Technology Co., Ltd.	306,000	2,318,846

Issuer	Shares	Value
Common Stocks (continued)
TAIWAN (cont.)
Taiwan Semiconductor Manufacturing Co., Ltd.	2,137,190	$6,144,370
Tong Hsing Electronic Industries Ltd.	468,000	1,655,253
TSRC Corp.	863,800	2,213,582
United Microelectronics Corp.	3,109,000	1,514,359
Total		48,565,284
THAILAND 5.7%
Bangkok Bank PCL, Foreign Registered Shares(b)	967,400	5,807,815
CP ALL PCL, Foreign Registered Shares	1,253,100	2,660,890
Home Product Center PCL, Foreign Registered Shares(b)	4,577,567	2,063,030
Kasikornbank PCL, Foreign Registered Shares	1,477,500	7,376,920
LPN Development PCL, Foreign Registered Shares	1,893,500	952,428
LPN Development PCL, NVDR	1,547,300	778,290
PTT PCL, Foreign Registered Shares	320,900	3,682,098
Siam Cement PCL, NVDR(b)	310,800	3,572,779
Total		26,894,250
TURKEY 2.1%
Tofas Turk Otomobil Fabrikasi AS	905,555	3,871,587
Turkiye Garanti Bankasi AS	1,467,358	5,812,460
Total		9,684,047
UNITED STATES 1.4%
Freeport-McMoRan Copper & Gold, Inc.	116,678	4,438,431
Newmont Mining Corp.	42,501	2,179,026
Total		6,617,457
Total Common Stocks
(Cost: $358,825,420)		$452,135,542

Preferred Stocks 2.7%
BRAZIL 2.7%
Gerdau SA	280,600	2,683,873
Petroleo Brasileiro SA	789,400	10,054,261
Total		12,738,134
Total Preferred Stocks
(Cost: $5,841,579)		$12,738,134

Rights —%
TAIWAN —%
Chinatrust Financial Holding Co., Ltd.(a)(c)	136,308	10,391
Total Rights
(Cost: $—)		$10,391

Money Market Funds 0.8%
Columbia Short-Term Cash Fund, 0.161%(f)(g)	3,836,855	3,836,855
Total Money Market Funds
(Cost: $3,836,855)		$3,836,855

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Emerging Markets Fund

March 31, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Principal	Value
Investments of Cash Collateral Received for Securities on Loan 4.2%
Repurchase Agreements 4.2%
Natixis Financial Products, Inc. dated 3/30/12, matures 04/02/12, repurchase price $10,000,217(h)
	0.260%	$10,000,000	$10,000,000
Nomura Securities dated 3/30/12, matures 04/02/12, repurchase price $3,000,050(h)
	0.200%	3,000,000	3,000,000

Issuer	Effective Yield	Principal	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
UBS Securities LLC dated 3/30/12, matures 04/02/12, repurchase price $6,489,568(h)
	0.180%	$6,489,471	$6,489,471
Total			19,489,471
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $19,489,471)			$19,489,471
Total Investments
(Cost: $387,993,325)			$488,210,393
Other Assets & Liabilities, Net			(20,719,501)
Net Assets			$467,490,892

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at March 31, 2012:

Industry	Percentage of Net Assets	Value
Airlines	0.5%	$2,240,014
Auto Components	1.8	8,385,614
Automobiles	2.6	12,285,791
Beverages	1.9	8,916,972
Biotechnology	0.3	1,482,846
Capital Markets	0.4	1,890,964
Chemicals	4.2	19,801,178
Commercial Banks	17.8	83,118,802
Commercial Services & Supplies	0.3	1,608,951
Communications Equipment	0.7	3,410,531
Computers & Peripherals	1.3	6,075,855
Construction & Engineering	1.4	6,739,975
Construction Materials	1.7	8,136,740
Diversified Financial Services	1.4	6,413,956
Diversified Telecommunication Services	1.3	6,143,968
Electrical Equipment	0.6	2,641,054
Electronic Equipment, Instruments & Components	3.3	15,458,900
Energy Equipment & Services	0.5	2,379,650
Food & Staples Retailing	3.8	17,586,274
Food Products	1.8	8,165,450
Gas Utilities	1.1	5,331,880
Health Care Equipment & Supplies	0.3	1,578,828
Health Care Providers & Services	1.3	5,958,963
Hotels, Restaurants & Leisure	0.4	2,068,577
Household Products	0.6	2,747,678
Independent Power Producers & Energy Traders	0.3	1,382,567
Industrial Conglomerates	1.6	7,343,815
Internet Software & Services	1.0	4,573,752
Leisure Equipment & Products	0.5	2,285,181
Machinery	1.7	8,076,935
Media	0.8	3,676,492
Metals & Mining	5.2	24,125,741
Multiline Retail	0.6	2,889,427
Oil, Gas & Consumable Fuels	14.4	67,067,343
Real Estate Management & Development	1.8	8,505,813
Road & Rail	0.9	4,038,693
Semiconductors & Semiconductor Equipment	7.5	35,127,169

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Emerging Markets Fund

March 31, 2012

Industry	Percentage of Net Assets	Value
Software	1.3%	$6,157,608
Specialty Retail	3.1	14,560,625
Textiles, Apparel & Luxury Goods	1.3	5,865,789
Tobacco	1.1	5,106,765
Trading Companies & Distributors	1.8	8,577,406
Transportation Infrastructure	0.5	2,491,796
Wireless Telecommunication Services	2.7	12,461,739
Total		$464,884,067

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At March 31, 2012, security was partially or fully on loan.

(c)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at March 31, 2012 was $428,489, representing 0.09% of net assets. Information concerning such security holdings at March 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost
China High Precision Automation Group Ltd.	03/01/11-07/22/11	$1,411,084
Chinatrust Financial Holding Co., Ltd.	02/10/12	—

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2012, the value of these securities amounted to $418,098, which represents 0.09% of net assets.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of these securities amounted to $12,315,291 or 2.63% of net assets.

(f)	The rate shown is the seven-day current annualized yield at March 31, 2012.

(g)	Investments in affiliates during the year ended March 31, 2012:

Issuer	Beginning Cost	Purchase	Sales Proceeds	Realized Gain/Loss	Ending Cost	Dividends Income	Value
Columbia Short-Term Cash Fund	$—	$221,129,136	$(217,292,281)	$—	$3,836,855	$3,718	$3,836,855

(h)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Natixis Financial Products, Inc. (0.260%)

Security Description	Value
Fannie Mae Pool	$1,722,374
Fannie Mae REMICS	2,961,553
Freddie Mac Gold Pool	360,258
Freddie Mac REMICS	3,555,359
Government National Mortgage Association	415,199
United States Treasury Inflation Indexed Bonds	372,088
United States Treasury Note/Bond	813,390
Total Market Value of Collateral Securities	$10,200,221

Nomura Securities (0.200%)
Security Description	Value
Fannie Mae Pool	$1,714,078
Freddie Mac Gold Pool	1,345,922
Total Market Value of Collateral Securities	$3,060,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Emerging Markets Fund

March 31, 2012

Notes to Portfolio of Investments (continued)

UBS Securities LLC (0.180%)
Security Description	Value
Ginnie Mae I Pool	$1,284,692
Ginnie Mae II Pool	5,334,568
Total Market Value of Collateral Securities	$6,619,260

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia Emerging Markets Fund

March 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of March 31, 2012:

	Fair value at March 31, 2012
Description	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$1,934,611	$50,082,885	$—	$52,017,496
Consumer Staples	11,155,457	31,367,682	—	42,523,139
Energy	11,461,346	47,931,386	—	59,392,732
Financials	33,858,332	66,060,812	—	99,919,144
Health Care	3,793,486	5,227,151	—	9,020,637
Industrials	10,634,501	33,124,138	—	43,758,639
Information Technology	11,185,805	59,199,912	418,098	70,803,815
Materials	18,030,699	31,349,087	—	49,379,786
Telecommunication Services	3,448,172	15,157,535	—	18,605,707
Utilities	—	6,714,447	—	6,714,447
Preferred Stocks
Energy	10,054,261	—	—	10,054,261
Materials	2,683,873	—	—	2,683,873
Rights
Financials	—	10,391	—	10,391
Total Equity Securities	118,240,543	346,225,426	418,098	464,884,067
Other
Money Market Funds	3,836,855	—	—	3,836,855
Investments of Cash Collateral Received for Securities on Loan	—	19,489,471	—	19,489,471
Total Other	3,836,855	19,489,471	—	23,326,326
Total	$122,077,398	$365,714,897	$418,098	$488,210,393

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, models utilized by the third party statistical pricing service, and the position of the security within the respective company’s capital structure.

There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Columbia Emerging Markets Fund

March 31, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stocks	Total
Balance as of March 31, 2011	$—	$—
Accrued discounts/premiums	—	—
Realized loss	(1,051,570)	(1,051,570)
Change in unrealized depreciation**	(626,561)	(626,561)
Sales	(594,922)	(594,922)
Purchases	865,105	865,105
Transfers into Level 3	1,826,046	1,826,046
Transfers out of Level 3	—	—
Balance as of March 31, 2012	$418,098	$418,098

**	Change in unrealized depreciation relating to securities held at March 31, 2012 was $(626,561).

Financial Assets were transferred from Level 2 to Level 3 due to unavailable market quotes. As a result, as of period end, management determined to fair value the securities under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Assets and Liabilities – Columbia Emerging Markets Fund

March 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $364,666,999)	$464,884,067
Affiliated issuers (identified cost $3,836,855)	3,836,855
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $19,489,471)	19,489,471
Total investments (identified cost $387,993,325)	488,210,393
Foreign currency (identified cost $1)	1
Receivable for:
Capital shares sold	211,010
Dividends	977,968
Interest	19,611
Reclaims	40,778
Prepaid expense	10,592
Trustees’ deferred compensation plan	22,129
Total assets	489,492,482

Liabilities
Disbursements in excess of cash	50,034
Due upon return of securities on loan	19,489,471
Payable for:
Capital shares purchased	308,359
Foreign capital gains taxes deferred	1,908,535
Investment management fees	16,108
Distribution and service fees	377
Transfer agent fees	58,860
Administration fees	1,015
Compensation of board members	1,000
Chief compliance officer expenses	223
Expense reimbursement due to Investment Manager	986
Other expenses	144,493
Trustees’ deferred compensation plan	22,129
Total liabilities	22,001,590
Net assets applicable to outstanding capital stock	$467,490,892

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Assets and Liabilities (continued) – Columbia Emerging Markets Fund

March 31, 2012

Represented by
Paid-in capital	$351,233,735
Overdistributed net investment income	(897,513)
Accumulated net realized gain	18,852,777
Unrealized appreciation (depreciation) on:
Investments	100,217,068
Foreign currency translations	(6,640)
Foreign capital gains tax	(1,908,535)
Total — representing net assets applicable to outstanding capital stock	$467,490,892
*Value of securities on loan	$18,683,359
Net assets applicable to outstanding shares
Class A	$12,259,621
Class C	$2,879,380
Class I	$214,524,430
Class R	$513,926
Class W	$30,862,540
Class Z	$206,450,995
Shares outstanding
Class A	1,225,270
Class C	292,546
Class I	21,364,670
Class R	51,419
Class W	3,085,340
Class Z	20,578,002
Net asset value per share
Class A(a)	$10.01
Class C	$9.84
Class I	$10.04
Class R	$9.99
Class W	$10.00
Class Z	$10.03

(a)	The maximum offering price per share for Class A is $10.62. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Operations – Columbia Emerging Markets Fund

Year ended March 31, 2012

Net investment income
Income:
Dividends	$11,426,317
Interest	44,696
Dividends from affiliates	3,718
Income from securities lending — net	125,023
Foreign taxes withheld	(1,033,580)
Total income	10,566,174
Expenses:
Investment management fees	5,473,885
Distribution fees
Class C	14,910
Class R	567
Service fees
Class A	27,458
Class C	4,970
Class W	90,934
Transfer agent fees
Class A	29,166
Class C	5,137
Class R	257
Class W	101,629
Class Z	686,603
Administration fees	463,603
Compensation of board members	33,757
Pricing and bookkeeping fees	38,036
Custodian fees	600,229
Printing and postage fees	74,268
Registration fees	81,958
Professional fees	62,711
Line of credit interest expense	2,122
Chief compliance officer expenses	730
Other	60,255
Total expenses	7,853,185
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(734,739)
Expense reductions	(3,032)
Total net expenses	7,115,414
Net investment income	3,450,760

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	20,515,911
Foreign currency translations	(1,185,597)
Net realized gain	19,330,314
Net change in unrealized appreciation (depreciation) on:
Investments	(65,258,586)
Foreign currency translations	(24,709)
Foreign capital gains tax	(500,537)
Net change in unrealized depreciation	(65,783,832)
Net realized and unrealized loss	(46,453,518)
Net decrease in net assets from operations	$(43,002,758)

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Changes in Net Assets – Columbia Emerging Markets Fund

	Year Ended March 31, 2012	Year Ended March 31, 2011(a)

Operations
Net investment income	$3,450,760	$1,784,324
Net realized gain	19,330,314	60,474,200
Net change in unrealized appreciation (depreciation)	(65,783,832)	1,763,197
Net increase (decrease) in net assets resulting from operations	(43,002,758)	64,021,721

Distributions to shareholders from:
Net investment income
Class A	—	(68,895)
Class C	—	(3,022)
Class I	—	(128,973)
Class R	—	(13)
Class W	—	(325,283)
Class Z	—	(3,264,227)
Net realized gains
Class A	(592,509)	(1,107,014)
Class C	(98,528)	(240,371)
Class I	(4,482,137)	(1,196,541)
Class R	(121)	(212)
Class W	(2,457,505)	(3,971,955)
Class Z	(15,459,948)	(47,203,700)
Total distributions to shareholders	(23,090,748)	(57,510,206)
Increase in net assets from share transactions	37,201,115	85,121,466
Total increase (decrease) in net assets	(28,892,391)	91,632,981
Net assets at beginning of year	496,383,283	404,750,302
Net assets at end of year	$467,490,892	$496,383,283
Overdistributed net investment income	$(897,513)	$(4,144,560)

(a)	Class I, Class R and Class W are for period from September 27, 2010 (commencement of operations) to March 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Statement of Changes in Net Assets (continued) – Columbia Emerging Markets Fund

	Year ended March 31, 2012		Year ended March 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	555,663	5,446,196	672,498	7,777,389
Distributions reinvested	44,090	458,094	83,830	916,965
Redemptions	(453,183)	(4,533,244)	(242,231)	(2,684,532)
Net increase	146,570	1,371,046	514,097	6,009,822
Class C shares
Subscriptions	196,797	1,842,538	128,365	1,474,873
Distributions reinvested	7,347	75,603	16,139	175,594
Redemptions	(95,911)	(934,131)	(97,589)	(1,085,763)
Net increase	108,233	984,010	46,915	564,704
Class I shares
Subscriptions	17,888,097	179,326,082	9,609,286	109,335,486
Distributions reinvested	430,963	4,482,016	118,966	1,325,278
Redemptions	(6,063,738)	(63,290,156)	(618,904)	(6,965,764)
Net increase	12,255,322	120,517,942	9,109,348	103,695,000
Class R shares
Subscriptions	54,120	491,245	214	2,500
Redemptions	(2,915)	(28,812)	—	—
Net increase	51,205	462,433	214	2,500
Class W shares
Subscriptions	2,191,717	22,357,223	4,507,710	53,729,837
Distributions reinvested	236,514	2,457,384	385,382	4,297,007
Redemptions	(3,750,857)	(36,168,400)	(485,126)	(5,442,289)
Net increase (decrease)	(1,322,626)	(11,353,793)	4,407,966	52,584,555
Class Z shares
Subscriptions	3,480,320	34,454,928	3,901,409	43,768,237
Distributions reinvested	889,517	9,250,974	3,577,654	38,965,258
Redemptions	(12,230,897)	(118,486,425)	(14,276,666)	(160,468,610)
Net decrease	(7,861,060)	(74,780,523)	(6,797,603)	(77,735,115)
Total net increase	3,377,644	37,201,115	7,280,937	85,121,466

(a)	Class I, Class R and Class W are for period from September 27, 2010 (commencement of operations) to March 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights – Columbia Emerging Markets Fund

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended March 31,
	2012		2011		2010		2009		2008(a)
Class A
Per share data
Net asset value, beginning of period	$11.48		$11.27		$6.42		$14.96		$17.77
Income from investment operations:
Net investment income (loss)	0.05		0.01		(0.01)		0.07		0.04	(b)
Net realized and unrealized gain (loss)	(0.95)		1.75		5.00		(6.36)		(1.63)
Total from investment operations	(0.90)		1.76		4.99		(6.29)		(1.59)
Less distributions to shareholders from:
Net investment income	—		(0.09)		(0.14)		—		(0.06)
Net realized gains	(0.57)		(1.46)		—		(2.26)		(1.16)
Total distributions to shareholders	(0.57)		(1.55)		(0.14)		(2.26)		(1.22)
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00	(c)	0.01		0.00	(c)
Net asset value, end of period	$10.01		$11.48		$11.27		$6.42		$14.96
Total return	(8.06%	)	16.74%		78.17%		(49.44%	)	(9.80%	)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.08%	(e)	1.96%	(e)	1.77%	(e)	2.14%		1.90%	(e)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.87%	(e)(h)	1.65%	(e)(h)	1.74%	(e)(h)	1.96%	(h)	1.85%	(e)(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.08%		1.96%		1.77%		2.13%		1.90%	(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.87%	(h)	1.65%	(h)	1.74%	(h)	1.95%	(h)	1.85%	(f)(h)
Net investment income (loss)	0.54%	(h)	0.07%	(h)	(0.12%	)(h)	0.71%	(h)	0.46%	(f)(h)
Supplemental data
Net assets, end of period (in thousands)	$12,260		$12,388		$6,362		$917		$1,231
Portfolio turnover	117%		78%		74%		82%		29%

Notes to Financial Highlights

(a)	For the period from September 28, 2007 (commencement of operations) to March 31, 2008.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)	Rounds to less than $0.01.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Includes interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Emerging Markets Fund

	Year ended March 31,
	2012		2011		2010		2009		2008(a)
Class C
Per share data
Net asset value, beginning of period	$11.39		$11.21		$6.36		$14.94		$17.77
Income from investment operations:
Net investment income (loss)	(0.03)		(0.07)		(0.09)		0.00	(b)	(0.04	)(c)
Net realized and unrealized gain (loss)	(0.95)		1.73		4.97		(6.33)		(1.61)
Total from investment operations	(0.98)		1.66		4.88		(6.33)		(1.65)
Less distributions to shareholders from:
Net investment income	—		(0.02)		(0.03)		—		(0.02)
Net realized gains	(0.57)		(1.46)		—		(2.26)		(1.16)
Total distributions to shareholders	(0.57)		(1.48)		(0.03)		(2.26)		(1.18)
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00	(b)	0.01		0.00	(b)
Net asset value, end of period	$9.84		$11.39		$11.21		$6.36		$14.94
Total return	(8.86%	)	15.92%		76.73%		(49.82%	)	(10.11%	)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.83%	(e)	2.71%	(e)	2.52%	(e)	2.89%		2.65%	(e)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	2.62%	(e)(h)	2.40%	(e)(h)	2.49%	(e)(h)	2.71%	(h)	2.60%	(e)(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.83%		2.71%		2.52%		2.88%		2.65%	(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	2.62%	(h)	2.40%	(h)	2.49%	(h)	2.70%	(h)	2.60%	(f)(h)
Net investment loss	(0.27%	)(h)	(0.62%	)(h)	(0.86%	)(h)	(0.01%	)(h)	(0.44%	)(f)(h)
Supplemental data
Net assets, end of period (in thousands)	$2,879		$2,100		$1,540		$242		$458
Portfolio turnover	117%		78%		74%		82%		29%

Notes to Financial Highlights

(a)	For the period from September 28, 2007 (commencement of operations) to March 31, 2008.

(b)	Rounds to less than $0.01.

(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Includes interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Emerging Markets Fund

	Year ended March 31,
	2012		2011(a)
Class I
Per share data
Net asset value, beginning of period	$11.48		$11.71
Income from investment operations:
Net investment income (loss)	0.06		(0.01)
Net realized and unrealized gain (loss)	(0.93)		0.88
Total from investment operations	(0.87)		0.87
Less distributions to shareholders from:
Net investment income	—		(0.10)
Net realized gains	(0.57)		(1.00)
Total distributions to shareholders	(0.57)		(1.10)
Net asset value, end of period	$10.04		$11.48
Total return	(7.79%	)	7.75%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.56%	(c)	1.59%	(c)(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.51%	(c)(f)	1.33%	(c)(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.56%		1.59%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.51%	(f)	1.33%	(d)(f)
Net investment income (loss)	0.65%	(f)	(0.09%	)(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$214,524		$104,595
Portfolio turnover	117%		78%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia Emerging Markets Fund

	Year ended March 31,
	2012		2011(a)
Class R
Per share data
Net asset value, beginning of period	$11.49		$11.70
Income from investment operations:
Net investment loss	(0.06)		(0.06)
Net realized and unrealized gain (loss)	(0.87)		0.91
Total from investment operations	(0.93)		0.85
Less distributions to shareholders from:
Net investment income	—		(0.06)
Net realized gains	(0.57)		(1.00)
Total distributions to shareholders	(0.57)		(1.06)
Net asset value, end of period	$9.99		$11.49
Total return	(8.32%	)	7.50%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.37%	(c)	2.21%	(c)(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	2.20%	(c)(f)	1.91%	(c)(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.37%		2.21%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	2.20%	(f)	1.91%	(d)(f)
Net investment loss	(0.58%	)(f)	(0.97%	)(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$514		$2
Portfolio turnover	117%		78%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Financial Highlights (continued) – Columbia Emerging Markets Fund

	Year ended March 31,
	2012		2011(a)
Class W
Per share data
Net asset value, beginning of period	$11.48		$11.70
Income from investment operations:
Net investment income (loss)	0.07		(0.02)
Net realized and unrealized gain (loss)	(0.98)		0.88
Total from investment operations	(0.91)		0.86
Less distributions to shareholders from:
Net investment income	—		(0.08)
Net realized gains	(0.57)		(1.00)
Total distributions to shareholders	(0.57)		(1.08)
Net asset value, end of period	$10.00		$11.48
Total return	(8.15%	)	7.61%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.09%	(c)	1.95%	(c)(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.85%	(c)(f)	1.65%	(c)(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.09%		1.95%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.85%	(f)	1.65%	(d)(f)
Net investment income (loss)	0.73%	(f)	(0.41%	)(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$30,863		$50,623
Portfolio turnover	117%		78%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

22

Financial Highlights (continued) – Columbia Emerging Markets Fund

	Year ended March 31,
	2012		2011		2010		2009		2008
Class Z
Per share data
Net asset value, beginning of period	$11.49		$11.26		$6.42		$14.94		$14.06
Income from investment operations:
Net investment income	0.09		0.06		0.05		0.11		0.12	(a)
Net realized and unrealized gain (loss)	(0.98)		1.74		4.97		(6.38)		2.04
Total from investment operations	(0.89)		1.80		5.02		(6.27)		2.16
Less distributions to shareholders from:
Net investment income	—		(0.11)		(0.18)		—		(0.12)
Net realized gains	(0.57)		(1.46)		—		(2.26)		(1.16)
Total distributions to shareholders	(0.57)		(1.57)		(0.18)		(2.26)		(1.28)
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00	(b)	0.01		0.00	(b)
Net asset value, end of period	$10.03		$11.49		$11.26		$6.42		$14.94
Total return	(7.96%	)	17.16%		78.84%		(49.37%	)	14.31%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.83%	(d)	1.71%	(d)	1.52%	(d)	1.89%		1.89%	(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.61%	(d)(f)	1.40%	(d)(f)	1.49%	(d)(f)	1.71%	(f)	1.85%	(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.83%		1.71%		1.52%		1.88%		1.89%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.61%	(f)	1.40%	(f)	1.49%	(f)	1.70%	(f)	1.85%	(f)
Net investment income	0.87%	(f)	0.52%	(f)	0.47%	(f)	1.01%	(f)	0.73%	(f)
Supplemental data
Net assets, end of period (in thousands)	$206,451		$326,675		$396,849		$237,412		$1,014,715
Portfolio turnover	117%		78%		74%		82%		29%

Notes to Financial Highlights

(a)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(b)	Rounds to less than $0.01.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

23

Notes to Financial Statements – Columbia Emerging Markets Fund

March 31, 2012

Note 1. Organization

Columbia Emerging Markets Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at

24

Columbia Emerging Markets Fund

March 31, 2012

the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if

25

Columbia Emerging Markets Fund

March 31, 2012

any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 1.27% to 0.66% as the Fund’s net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 1.15% to 0.52% as the Fund’s net assets increased. The effective management fee rate for the year ended March 31, 2012 was 1.24% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.06% as the Fund’s net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.20% of the Fund’s average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. The effective administration fee rate for the year ended March 31, 2012 was 0.11% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Prior to July 25, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State

26

Columbia Emerging Markets Fund

March 31, 2012

Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 25, 2011, these services are provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended March 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.27%
Class C	0.26
Class R	0.23
Class W	0.28
Class Z	0.27

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2012, these minimum account balance fees reduced total expenses by $3,006.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class W shares, respectively.

27

Columbia Emerging Markets Fund

March 31, 2012

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $49,492 for Class A and $667 for Class C shares for the year ended March 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.95%
Class C	2.70
Class I	1.62
Class R	2.20
Class W	1.95
Class Z	1.70

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the

Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund’s expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund’s ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.65%
Class C	2.40
Class I	1.33
Class R	1.90
Class W	1.65
Class Z	1.40

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended March 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, distributions, Trustees deferred compensation, foreign capital gains tax, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Overdistributed net investment income	$(203,713)
Accumulated net realized gain	273,330
Paid-in capital	(69,617)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

28

Columbia Emerging Markets Fund

March 31, 2012

The tax character of distributions paid during the years indicated was as follows:

Year ended March 31,	2012	2011
Ordinary income*	$—	$3,268,726
Long-term capital gains	23,090,748	54,241,480

*	Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At March 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	20,865,965
Unrealized appreciation	97,363,573

At March 31, 2012, the cost of investments for federal income tax purposes was $390,846,820 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$104,946,620
Unrealized depreciation	$(7,583,047)

Net unrealized appreciation	$97,363,573

The following capital loss carryforward, determined at March 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2014	$36,739

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended March 31, 2012, $249,452 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $540,163,749 and $523,482,456, respectively, for the year ended March 31, 2012.

Note 6. Lending of Portfolio Securities

Effective July 25, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

29

Columbia Emerging Markets Fund

March 31, 2012

JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended March 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 25, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

At March 31, 2012, securities valued at $18,683,359 were on loan, secured by cash collateral of $19,489,471 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Custody Credits

Prior to July 25, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period April 1, 2011 through July 25, 2011, these credits reduced total expenses by $26.

Note 8. Affiliated Money Market Fund

Effective July 25, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At March 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 31.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 45.9% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 25, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 25, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period June 27, 2011 through July 24, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $100 million committed, unsecured revolving credit facility provided by State Street. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility

30

Columbia Emerging Markets Fund

March 31, 2012

was $150 million committed, unsecured revolving credit facility provided by State Street. Prior to May 16, 2011, the collective borrowing amount of the credit facility was $225 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

For the year ended March 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $1,967,857 at a weighted average interest rate of 1.38%.

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce

(MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Emerging Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Emerging Markets Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 22, 2012

32

Federal Income Tax Information (Unaudited) – Columbia Emerging Markets Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended March 31, 2012, $22,116,690 or, if subsequently determined to be different, the net capital gain of such year.

Foreign taxes paid during the fiscal year ended March 31, 2012, of $1,165,557 are being passed through to shareholders. This represents $0.03 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $10,998,587 ($0.24 per share) for the fiscal year ended March 31, 2012.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

33

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships Held

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 51; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 51; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004; Oversees 51; None

Nancy T. Lukitsh (born 1956)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 51; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 51; DynaVox Inc. (speech creation); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

34

Fund Governance (continued)

Independent Trustees (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 51; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 51; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 51; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 51; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 51; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

35

Fund Governance (continued)

Interested Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 51; Columbia Funds Board.

Officers

Name, Year of birth and address	Principal occupation(s) during the past five years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Thomas P. McGuire (born 1972)
225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President–Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

36

Fund Governance (continued)

Officers (continued)

Name, Year of birth and address	Principal occupation(s) during the past five years

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated Funds since 2007.

Michael E. DeFao (born 1968)
225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

37

Board Consideration and Approval of Advisory Agreement

On March 7, 2012, the Board of Trustees (the “Board”) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) unanimously approved the continuation of the Investment Management Services Agreement (the “Advisory Agreement”) with Columbia Management Investment Advisers, LLC (the “Investment Manager”) with respect to Columbia Emerging Markets Fund (the “Fund”), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the “Committee”) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on March 6, 2012 and at the Board meeting held on March 7, 2012. In addition, the Board considers matters bearing on the Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On March 6, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On March 7, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

■

Information on the investment performance of the Fund relative to the performance of the Fund’s benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

■

Information on the Fund’s advisory fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

■

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

■	The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

■

The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

■	Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

■	Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

■	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager

38

and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager’s investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager’s ability to coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund’s Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund’s performance was in the forty-third, twenty-seventh, and sixty-second percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund’s advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund’s actual management fee and total net

39

expense ratio are ranked in the fifth and fourth quintiles, respectively, against the Fund’s expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund’s advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide

40

administrative services to the Fund and the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Emerging Markets Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street Boston, MA 02110

45

Columbia Emerging Markets Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1136 C (5/12)

Columbia Energy and Natural Resources Fund

Annual Report for the Period Ended March 31, 2012

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples”— an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for companies to restructure their balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, it has delayed a true reckoning with the European financial situation, as concerns about Spain and Portugal continue to cloud the outlook. These structural challenges that persist in the developed world, and slowing growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

■	detailed up-to-date fund performance and portfolio information
■	economic analysis and market commentary
■	quarterly fund commentaries
■	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Energy and Natural Resources Fund

Summary

■	For the 12-month period that ended March 31, 2012, the fund’s Class A shares returned –16.64% without sales charge.

■	The S&P North American Natural Resources Sector Index[1] returned –14.35%.

■

Underexposure to more defensive groups within the sector generally accounted for the fund’s shortfall relative to the S&P index during a period that was generally weak for natural resources and energy all around.

Portfolio Management

Colin Moore, lead manager, has co-managed the fund since July 2011. From 2002 until joining Columbia Investment Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. Moore was associated with the fund’s previous investment adviser as an investment professional.

Tom Abrams has co-managed the fund since July 2011. From 2002 until joining the Investment Manager in May 2010, Mr. Abrams was associated with the fund’s previous investment adviser as an investment professional.

Josh Kapp has co-managed the fund since July 2011. From 2005 until joining the Investment Manager in May 2010, Mr. Kapp was associated with the fund’s previous investment adviser as an investment professional.

[1]

The Standard & Poor’s (S&P) North American Natural Resources Sector Index is a modified market capitalization-weighted equity index designed as a benchmark for U.S. traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/12

–16.64% Class A shares (without sales charge)

–14.35% S&P North American Natural Resources Sector Index

Morningstar Style Box™

Equity Style

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Energy and Natural Resources Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/02 – 03/31/12 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Energy and Natural Resources Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/02 – 03/31/12 ($)

Sales charge	without	with
Class A*	27,552	25,966
Class B*	25,118	25,118
Class C*	25,625	25,625
Class I*	28,321	n/a
Class R*	26,664	n/a
Class R4*	27,578	n/a
Class Z	28,228	n/a

Average annual total return as of 03/31/12 (%)

Share class	A*		B*		C*		I*	R*	R4*	Z
Inception	09/28/07		03/07/11		09/28/07		09/27/10	09/27/10	03/07/11	12/31/92
Sales charge	without	with	without	with	without	with	without	without	without	without
1-year	–16.64	–21.43	–17.24	–21.30	–17.20	–18.01	–16.23	–16.80	–16.45	–16.37
5-year	1.44	0.25	0.51	0.16	0.72	0.72	1.75	1.12	1.46	1.68
10-year	10.67	10.01	9.65	9.65	9.87	9.87	10.97	10.30	10.68	10.93

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class I, Class R4 and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class I, Class R, Class R4 and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

2

Understanding Your Expenses – Columbia Energy and Natural Resources Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

10/01/11 – 03/31/12

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,199.70	1,018.10	7.44	6.82	1.36
Class B	1,000.00	1,000.00	1,194.70	1,014.32	11.57	10.62	2.12
Class C	1,000.00	1,000.00	1,196.00	1,014.62	11.25	10.32	2.06
Class I	1,000.00	1,000.00	1,202.80	1,020.79	4.49	4.12	0.82
Class R	1,000.00	1,000.00	1,199.00	1,017.06	8.58	7.87	1.57
Class R4	1,000.00	1,000.00	1,200.90	1,019.24	6.18	5.67	1.13
Class Z	1,000.00	1,000.00	1,201.80	1,019.69	5.69	5.22	1.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

3

Portfolio Managers’ Report – Columbia Energy and Natural Resources Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/12 ($)
Class A	20.89
Class B	20.29
Class C	20.30
Class I	21.02
Class R	20.88
Class R4	20.99
Class Z	21.00

Distributions declared per share

04/01/11 – 03/31/12 ($)
Class A	0.41
Class B	0.36
Class C	0.36
Class I	0.49
Class R	0.37
Class R4	0.44
Class Z	0.45

For the 12-month period that ended March 31, 2012, the fund’s Class A shares produced a total return of –16.64% without sales charge. The S&P North American Natural Resources Sector Index returned –14.35% for the same period. The fund’s performance lagged the index primarily because it had less exposure to the better-performing defensive segments, like major integrated oil and gas companies, especially early in the period. The consequential over-exposure to poorer-performing segments like mid-capitalization service companies in a generally weak environment more than offset the otherwise strong individual security selection relative to the index.

An improving economic picture

During the first half of the 12-month period, a series of natural disasters in Japan, Europe’s debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster and job growth was disappointing. However, the pace of growth picked up in the second half of the period and prospects brightened as fears of a lapse back into recession faded. Consumer confidence improved as the labor market added more than a million new jobs between October 2011 and March 2012, while the jobless rate fell to 8.2%. Household net worth also picked up as the equity markets rebounded. Headline inflation — which tracks a broad range of consumer expenditures, including food and energy — moved marginally higher. Despite a modest slowdown in manufacturing activity late in the summer of 2011, manufacturing activity stabilized and expanded into 2012. Housing continues to be the one nagging weak spot in the economy. Yet, there is hope that a bottom in the housing market is in sight.

Big companies outperformed small

Against an improving economic backdrop, natural resource and energy stocks were buffeted as investors tended to migrate to traditionally defensive and higher-yielding groups to reduce risk exposure. This worked against the fund’s greater emphasis on oil service corporations and other smaller companies that we believed were likely to benefit from longer-term trends supporting higher oil prices. However, when commodity prices fell, oil service holdings, such as Halliburton and Weatherford International (2.5% and 1.7% of net assets, respectively), detracted from performance, as did Baker Hughes (0.5% of net assets). We reduced the fund’s exposure to Baker Hughes relative to the index. In a volatile environment, investors preferred more defensive stocks with higher dividend yields, notably the large, integrated oil companies. However, the fund was underweight in such major oil corporations as Exxon Mobil and ConocoPhillips (7.0% and 2.6% of net assets, respectively), and this positioning detracted from relative results, especially early in the period.

Sector positioning, stock selection aided relative returns

Avoiding natural gas exploration and production companies had a positive effect on performance, as the group performed poorly when natural gas prices continued to decline.

In the second half of the fiscal year, we decided to take advantage of these low prices by increasing exposure to chemical companies, whose operating profit margins received a boost from the low prices of gas, which is a critical raw material in chemical production. This was a successful move as holdings such as LyondellBasell Industries and Dow Chemical (0.9% and 1.1% of net assets, respectively) benefited from the favorable pricing environment. In addition,

4

Portfolio Managers’ Report (continued) – Columbia Energy and Natural Resources Fund we added more defensive names, including integrated oil companies, gold companies and energy storage and transportation corporations. We also had good performance from selections of oil service equipment companies, such as Oil States International, National Oilwell Varco and Cameron International (1.0%, 2.9% and 1.8% of net assets, respectively). Although gold and metals stocks are not major parts of the portfolio, performance was helped by a position in Yamana Gold (1.8% of net assets) and the decision to sell gold miner Agnico-Eagle Mines. During the period, we began using options, namely covered calls, primarily to mitigate risks. These positions had a modestly positive impact on relative performance.

Looking ahead

Going into the new fiscal year, the fund’s allocations to both energy companies and materials corporations are more consistently aligned with the S&P benchmark, although we have added more non-benchmark chemicals investments as part of the fund’s materials allocation. The investment team’s members all are highly experienced in bottom-up, fundamental research and we plan to continue to rely heavily on individual security selection rather than changes in sector allocation. We remain bullish on the longer-term outlook for oil prices and have retained exposure to oil service stocks, even though these corporations have not done well recently. That said, oil prices have the potential to decline in the near term if the political situations in the Middle East appear to stabilize. We maintain a more cautious posture about natural gas companies, although we do think natural gas prices probably are close to trough levels. We are neutral with respect to both gold and metals stocks and remain concerned about weakness in metals pricing if growth in China slows considerably.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Energy and natural resources stocks have been volatile. They may be affected by rising interest rates and inflation and can also be affected by factors such as natural events (for example, earthquakes or fires) and international politics.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds.

Portfolio breakdown[1]

as of 03/31/12
Stocks
Energy	80.3%
Materials	19.5
Other[2]	0.2

[1]	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

[2]	Includes investments in money market funds.

Top ten holdings[1]

as of 03/31/12
Chevron Corp.	9.8%
Exxon Mobil Corp.	7.0
Occidental Petroleum Corp.	5.7
Anadarko Petroleum Corp.	3.9
Schlumberger Ltd.	3.3
Suncor Energy, Inc.	3.2
National Oilwell Varco, Inc.	2.9
ConocoPhillips	2.6
Halliburton Co.	2.5
Freeport-McMoRan Copper & Gold, Inc.	2.4

[1]	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and money market funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

5

Portfolio of Investments – Columbia Energy and Natural Resources Fund

March 31, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 99.6%
ENERGY 80.1%
Energy Equipment & Services 19.8%
Baker Hughes, Inc.	65,454	$2,745,141
Cameron International Corp.(a)(b)	200,788	10,607,630
Dresser-Rand Group, Inc.(a)	69,697	3,233,244
Ensco PLC, ADR	55,282	2,926,076
FMC Technologies, Inc.(a)	80,403	4,053,919
Halliburton Co.	445,504	14,786,278
Key Energy Services, Inc.(a)	261,028	4,032,882
Nabors Industries Ltd.(a)	86,300	1,509,387
National Oilwell Varco, Inc.	214,991	17,085,335
Noble Corp.(a)	85,000	3,184,950
Oil States International, Inc.(a)(b)	74,933	5,849,270
Rowan Companies, Inc.(a)	126,990	4,181,781
Schlumberger Ltd.	279,599	19,552,358
Superior Energy Services, Inc.(a)	272,886	7,193,275
Transocean Ltd.	118,276	6,469,697
Weatherford International Ltd.(a)	678,243	10,234,687

Total		117,645,910
Oil, Gas & Consumable Fuels 60.3%
Alpha Natural Resources, Inc.(a)(b)	76,500	1,163,565
Anadarko Petroleum Corp.	295,240	23,129,102
Apache Corp.	129,154	12,972,228
Cabot Oil & Gas Corp.(b)	139,386	4,344,662
Carrizo Oil & Gas, Inc.(a)(b)	132,000	3,730,320
Chesapeake Energy Corp.	327,000	7,576,590
Chevron Corp.	543,294	58,262,848
Cimarex Energy Co.(b)	55,000	4,150,850
ConocoPhillips	204,418	15,537,812
Devon Energy Corp.	62,647	4,455,455
El Paso Corp.	394,656	11,662,085
EOG Resources, Inc.	125,400	13,931,940
Exxon Mobil Corp.	476,930	41,364,139
HollyFrontier Corp.(b)	74,699	2,401,573
Marathon Oil Corp.(b)	247,187	7,835,828
Marathon Petroleum Corp.	148,641	6,445,074
Noble Energy, Inc.	60,502	5,915,885
Occidental Petroleum Corp.	352,200	33,540,006
Peabody Energy Corp.	92,563	2,680,624
Penn West Petroleum Ltd.(b)	390,166	7,635,549
Pioneer Natural Resources Co.(b)	77,063	8,599,460
Rosetta Resources, Inc.(a)(b)	86,920	4,238,219
Royal Dutch Shell PLC, ADR	133,406	9,355,763
SM Energy Co.	103,124	7,298,085
Spectra Energy Corp.	247,700	7,814,935
Stone Energy Corp.(a)(b)	101,681	2,907,060
Suncor Energy, Inc.	583,113	19,067,795
Talisman Energy, Inc.	738,113	9,300,224
Valero Energy Corp.	155,638	4,010,791
Whiting Petroleum Corp.(a)	147,919	8,032,002
Williams Companies, Inc. (The)(b)	297,750	9,173,677

Total		358,534,146
TOTAL ENERGY		476,180,056
MATERIALS 19.5%
Chemicals 3.8%
Celanese Corp., Class A	92,863	4,288,413
Dow Chemical Co. (The)(b)	190,399	6,595,423

Issuer	Shares	Value
Common Stocks (continued)
MATERIALS (cont.)
Chemicals (cont.)
EI du Pont de Nemours & Co.	62,000	$3,279,800
LyondellBasell Industries NV, Class A	116,129	5,069,031
Mosaic Co. (The)	31,700	1,752,693
Potash Corp. of Saskatchewan, Inc.	40,135	1,833,768

Total		22,819,128
Containers & Packaging 1.7%
Bemis Co., Inc.	101,683	3,283,344
Owens-Illinois, Inc.(a)(b)	138,345	3,228,972
Packaging Corp. of America	118,848	3,516,712

Total		10,029,028
Metals & Mining 14.0%
Alamos Gold, Inc.	169,857	3,118,032
Barrick Gold Corp.	313,366	13,625,154
Freeport-McMoRan Copper & Gold, Inc.	377,430	14,357,437
Goldcorp, Inc.	287,181	12,940,376
IAMGOLD Corp.	376,420	5,002,622
Newmont Mining Corp.	180,516	9,255,055
Osisko Mining Corp.(a)	185,826	2,150,936
PAN American Silver Corp.(b)	55,965	1,234,588
Silver Wheaton Corp.	148,641	4,934,881
Teck Resources Ltd., Class B	39,936	1,424,118
Vale SA, ADR(b)	139,394	3,252,062
Walter Energy, Inc.	23,266	1,377,580
Yamana Gold, Inc.	668,987	10,449,577

Total		83,122,418
TOTAL MATERIALS		115,970,574
Total Common Stocks
(Cost: $525,289,032)		$592,150,630

	Shares	Value
Money Market Funds 0.2%
Columbia Short-Term Cash Fund,	1,166,557	$1,166,557
0.161%(c)(d)
Total Money Market Funds
(Cost: $1,166,557)		$1,166,557

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 3.5%
Certificates of Deposit 1.0%
Norinchukin Bank
05/21/12	0.470%	$3,000,000	$3,000,000
Skandinaviska Enskilda Banken
04/16/12	0.360%	3,000,000	3,000,000

Total			6,000,000
Repurchase Agreements 2.5%
Citigroup Global Markets, Inc. dated 03/30/2012, matures 04/02/2012, repurchase price $2,500,038(e)
	0.180%	2,500,000	2,500,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Energy and Natural Resources Fund

March 31, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
RBS Securities, Inc. dated 03/30/2012, matures 04/02/2012, repurchase price $12,605,040(e)
	0.200%	$12,604,830	$12,604,830

Total			15,104,830
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $21,104,830)			$21,104,830
Total Investments
(Cost: $547,560,419)			$614,422,017
Other Assets & Liabilities, Net			(19,723,960)
Net Assets			$594,698,057

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At March 31, 2012, security was partially or fully on loan.

(c)	The rate shown is the seven-day current annualized yield at March 31, 2012.

(d)	Investments in affiliates during the year ended March 31, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$525,565,673	$(524,399,116)	$—	$1,166,557	$11,496	$1,166,557

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Citigroup Global Markets, Inc. (0.180%)

Security Description	Value
Fannie Mae REMICS	$720,831
Fannie Mae-Aces	79,527
Freddie Mac REMICS	692,359
Ginnie Mae II Pool	67,541
Government National Mortgage Association	989,742
Total Market Value of Collateral Securities	$2,550,000

RBS Securities, Inc. (0.200%)
Security Description	Value
Fannie Mae Pool	$12,857,003
Total Market Value of Collateral Securities	$12,857,003

Abbreviation Legend

ADR	American Depositary Receipt

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Energy and Natural Resources Fund

March 31, 2012

(Percentages represent value of investments compared to net assets)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of March 31, 2012:

	Fair value at March 31, 2012
Description	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Energy	$476,180,056	$—	$—	$476,180,056
Materials	115,970,574	—	—	115,970,574
Total Equity Securities	592,150,630	—	—	592,150,630
Other
Money Market Funds	1,166,557	—	—	1,166,557
Investments of Cash Collateral Received for Securities on Loan	—	21,104,830	—	21,104,830
Total Other	1,166,557	21,104,830	—	22,271,387
Total	$593,317,187	$21,104,830	$—	$614,422,017

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Statement of Assets and Liabilities – Columbia Energy and Natural Resources Fund

March 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $525,289,032)	$592,150,630
Affiliated issuers (identified cost $1,166,557)	1,166,557
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $6,000,000)	6,000,000
Repurchase agreements (identified cost $15,104,830)	15,104,830
Total investments (identified cost $547,560,419)	614,422,017
Foreign currency (identified cost $680)	662
Receivable for:
Investments sold	6,330,319
Capital shares sold	156,214
Dividends	472,810
Interest	6,701
Reclaims	15,072
Prepaid expense	8,541
Trustees’ deferred compensation plan	25,032
Total assets	621,437,368

Liabilities
Due upon return of securities on loan	21,104,830
Payable for:
Investments purchased	2,938,921
Capital shares purchased	2,500,342
Investment management fees	11,182
Distribution and service fees	1,776
Transfer agent fees	81,722
Administration fees	972
Plan administration fees	47
Compensation of board members	4,905
Chief compliance officer expenses	277
Other expenses	69,305
Trustees’ deferred compensation plan	25,032
Total liabilities	26,739,311
Net assets applicable to outstanding capital stock	$594,698,057

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Statement of Assets and Liabilities (continued) – Columbia Energy and Natural Resources Fund

March 31, 2012

Represented by
Paid-in capital	$552,249,290
Undistributed net investment income	92,600
Accumulated net realized loss	(24,505,425)
Unrealized appreciation (depreciation) on:
Investments	66,861,598
Foreign currency translations	(6)
Total — representing net assets applicable to outstanding capital stock	$594,698,057
*Value of securities on loan	$21,240,147
Net assets applicable to outstanding shares
Class A	$145,298,259
Class B	$5,836,897
Class C	$22,784,892
Class I	$29,761,161
Class R	$880,166
Class R4	$109,115
Class Z	$390,027,567
Shares outstanding
Class A	6,954,221
Class B	287,634
Class C	1,122,588
Class I	1,415,515
Class R	42,158
Class R4	5,199
Class Z	18,576,030
Net asset value per share
Class A(a)	$20.89
Class B	$20.29
Class C	$20.30
Class I	$21.02
Class R	$20.88
Class R4	$20.99
Class Z	$21.00

(a)	The maximum offering price per share for Class A is $22.16. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Operations – Columbia Energy and Natural Resources Fund

Year Ended March 31, 2012

Net investment income
Income:
Dividends	$11,247,799
Interest	1,186
Dividends from affiliates	11,496
Income from securities lending — net	136,770
Foreign taxes withheld	(347,876)
Total income	11,049,375
Expenses:
Investment management fees	5,262,966
Distribution fees
Class B	44,822
Class C	188,847
Class R	1,810
Service fees
Class A	377,408
Class B	14,941
Class C	62,949
Transfer agent fees
Class A	330,300
Class B	11,887
Class C	52,518
Class R	743
Class R4	51
Class Z	1,059,309
Administration fees	519,521
Plan administration fees
Class R4	259
Compensation of board members	43,484
Pricing and bookkeeping fees	11,820
Custodian fees	28,903
Printing and postage fees	156,976
Registration fees	111,621
Professional fees	65,512
Line of credit interest expense	204
Chief compliance officer expenses	909
Other	47,096
Total expenses	8,394,856
Expense reductions	(6,890)
Total net expenses	8,387,966
Net investment income	2,661,409

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	15,645,287
Foreign currency translations	(99,990)
Options contracts written	150,917
Net realized gain	15,696,214
Net change in unrealized appreciation (depreciation) on:
Investments	(182,171,779)
Foreign currency translations	(936)
Net change in unrealized depreciation	(182,172,715)
Net realized and unrealized loss	(166,476,501)
Net decrease in net assets from operations	$(163,815,092)

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Changes in Net Assets – Columbia Energy and Natural Resources Fund

Year Ended March 31,	2012	2011(a)

Operations
Net investment income	$2,661,409	$992,142
Net realized gain	15,696,214	97,517,597
Net change in unrealized appreciation (depreciation)	(182,172,715)	93,213,271
Net increase (decrease) in net assets resulting from operations	(163,815,092)	191,723,010

Distributions to shareholders from:
Net investment income
Class A	(456,402)	(23,329)
Class I	(473,597)	(144,793)
Class R	(319)	—
Class R4	(534)	(2)
Class Z	(2,288,248)	(1,011,631)
Net realized gains
Class A	(2,618,102)	—
Class B	(108,924)	—
Class C	(417,651)	—
Class I	(711,708)	—
Class R	(8,977)	—
Class R4	(2,209)	—
Class Z	(7,662,137)	—
Total distributions to shareholders	(14,748,808)	(1,179,755)
Increase (decrease) in net assets from share transactions	(142,926,768)	35,938,716
Proceeds from regulatory settlements (Note 6)	4,585	—
Total increase (decrease) in net assets	(321,486,083)	226,481,971
Net assets at beginning of year	916,184,140	689,702,169
Net assets at end of year	$594,698,057	$916,184,140
Undistributed net investment income	$92,600	$63,935

(a)

Class B and Class R4 shares for the period from March 7, 2011 (commencement of operations) to March 31, 2011. Class I and Class R shares for the period from September 27, 2010 (commencement of investment operations) March 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Changes in Net Assets (continued) – Columbia Energy and Natural Resources Fund

Year Ended March 31,	2012		2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	1,264,704	28,122,049	1,150,892	24,796,839
Fund merger	6,701,075	157,664,942	—	—
Distributions reinvested	140,024	2,843,648	760	18,884
Redemptions	(3,886,721)	(83,455,870)	(942,663)	(19,293,252)
Net increase	4,219,082	105,174,769	208,989	5,522,471
Class B shares
Subscriptions	32,089	690,955	2,306	56,527
Fund merger	511,902	11,739,090	—	—
Distributions reinvested	5,243	103,345	—	—
Redemptions(b)	(263,906)	(5,901,478)	—	—
Net increase	285,328	6,631,912	2,306	56,527
Class C shares
Subscriptions	228,983	4,923,413	415,857	8,714,881
Fund merger	280,755	6,438,045	—	—
Distributions reinvested	17,645	347,774	—	—
Redemptions	(426,171)	(8,915,368)	(224,761)	(4,538,662)
Net increase	101,212	2,793,864	191,096	4,176,219
Class I shares
Subscriptions	2,218,577	51,799,261	5,239,281	117,720,570
Fund merger	604	14,295	—	—
Distributions reinvested	57,100	1,184,943	5,730	144,788
Redemptions	(5,373,416)	(123,041,510)	(732,361)	(17,654,089)
Net increase (decrease)	(3,097,135)	(70,043,011)	4,512,650	100,211,269
Class R shares
Subscriptions	49,382	1,066,845	2,135	48,370
Distributions reinvested	457	9,247	—	—
Redemptions	(9,816)	(210,083)	—	—
Net increase	40,023	866,009	2,135	48,370
Class R4 shares
Subscriptions	775	16,515	98	2,500
Fund merger	5,846	138,127	—	—
Distributions reinvested	131	2,662	—	—
Redemptions	(1,651)	(33,617)	—	—
Net increase	5,101	123,687	98	2,500
Class Z shares
Subscriptions	4,359,217	98,498,028	10,793,305	227,525,290
Distributions reinvested	352,520	7,189,747	33,019	733,178
Redemptions	(13,589,844)	(294,161,773)	(14,236,411)	(302,337,108)
Net decrease	(8,878,107)	(188,473,998)	(3,410,087)	(74,078,640)
Total net increase (decrease)	(7,324,496)	(142,926,768)	1,507,187	35,938,716

(a)

Class B and Class R4 shares for the period from March 7, 2011 (commencement of operations) to March 31, 2011. Class I and Class R shares for the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Financial Highlights – Columbia Energy and Natural Resources Fund

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended March 31,
	2012		2011		2010		2009		2008(a)
Class A
Per share data
Net asset value, beginning of period	$25.57		$20.11		$13.62		$25.49		$27.64
Income from investment operations:
Net investment income (loss)	0.05		(0.02)		(0.02)		(0.01)		(0.00	)(b)
Net realized and unrealized gain (loss)	(4.32)		5.49		6.52		(11.46)		1.72
Total from investment operations	(4.27)		5.47		6.50		(11.47)		1.72
Less distributions to shareholders from:
Net investment income	(0.05)		(0.01)		(0.01)		—		—
Net realized gains	(0.36)		—		—		(0.40)		(3.87)
Total distributions to shareholders	(0.41)		(0.01)		(0.01)		(0.40)		(3.87)
Proceeds from regulatory settlement	0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$20.89		$25.57		$20.11		$13.62		$25.49
Total return	(16.64%	)	27.20%		47.76%		(45.88%	)	6.82%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.28%	(d)	1.26%	(d)	1.21%	(d)	1.28%		1.12%	(d)(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.28%	(d)(g)	1.26%	(d)(g)	1.21%	(d)(g)	1.24%	(g)	1.07%	(d)(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.28%		1.26%		1.21%		1.28%		1.12%	(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.28%	(g)	1.26%	(g)	1.21%	(g)	1.24%	(g)	1.07%	(e)(g)
Net investment income (loss)	0.21%	(g)	(0.08%	)(g)	(0.10%	)(g)	(0.03%	)(g)	(0.02%	)(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$145,298		$69,938		$50,812		$16,842		$5,328
Portfolio turnover	167%		551%		523%		484%		198%

Notes to Financial Highlights

(a)	For the period from September 28, 2007 (commencement of operations) to March 31, 2008.

(b)	Rounds to less than $0.01.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Financial Highlights (continued) – Columbia Energy and Natural Resources Fund

	Year ended March 31,
	2012		2011(a)
Class B
Per share data
Net asset value, beginning of period	$24.96		$24.77
Income from investment operations:
Net investment loss	(0.11)		(0.03)
Net realized and unrealized gain (loss)	(4.20)		0.22
Total from investment operations	(4.31)		0.19
Less distributions to shareholders from:
Net realized gains	(0.36)		—
Total distributions to shareholders	(0.36)		—
Proceeds from regulatory settlement	0.00	(b)	—
Net asset value, end of period	$20.29		$24.96
Total return	(17.24%	)	0.77%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.01%	(d)	2.20%	(d)(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	2.01%	(d)(g)	2.20%	(d)(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.01%		2.20%	(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	2.01%	(g)	2.20%	(e)(g)
Net investment loss	(0.54%	)(g)	(2.14%	)(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$5,837		$58
Portfolio turnover	167%		551%

Notes to Financial Highlights

(a)	For the period from March 7, 2011 (commencement of operations) to March 31, 2011.

(b)	Rounds to less than $0.01.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights (continued) – Columbia Energy and Natural Resources Fund

	Year ended March 31,
	2012		2011		2010		2009		2008(a)
Class C
Per share data
Net asset value, beginning of period	$24.96		$19.78		$13.47		$25.40		$27.64
Income from investment operations:
Net investment loss	(0.12)		(0.17)		(0.15)		(0.13)		(0.10)
Net realized and unrealized gain (loss)	(4.18)		5.35		6.46		(11.40)		1.73
Total from investment operations	(4.30)		5.18		6.31		(11.53)		1.63
Less distributions to shareholders from:
Net realized gains	(0.36)		—		—		(0.40)		(3.87)
Total distributions to shareholders	(0.36)		—		—		(0.40)		(3.87)
Proceeds from regulatory settlement	0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$20.30		$24.96		$19.78		$13.47		$25.40
Total return	(17.20%	)	26.19%		46.84%		(46.29%	)	6.45%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.02%	(d)	2.01%	(d)	1.96%	(d)	2.03%		1.87%	(d)(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	2.02%	(d)(g)	2.01%	(d)(g)	1.96%	(d)(g)	1.99%	(g)	1.82%	(d)(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.02%		2.01%		1.96%		2.03%		1.87%	(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	2.02%	(g)	2.01%	(g)	1.96%	(g)	1.99%	(g)	1.82%	(e)(g)
Net investment loss	(0.55%	)(g)	(0.83%	)(g)	(0.84%	)(g)	(0.73%	)(g)	(0.78%	)(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$22,785		$25,494		$16,420		$5,843		$1,433
Portfolio turnover	167%		551%		523%		484%		198%

Notes to Financial Highlights

(a)	For the period from September 28, 2007 (commencement of operations) to March 31, 2008.

(b)	Rounds to less than $0.01.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights (continued) – Columbia Energy and Natural Resources Fund

	Year ended March 31,
	2012		2011(a)
Class I
Per share data
Net asset value, beginning of period	$25.70		$18.82
Income from investment operations:
Net investment income	0.11		0.05
Net realized and unrealized gain (loss)	(4.30)		6.86
Total from investment operations	(4.19)		6.91
Less distributions to shareholders from:
Net investment income	(0.13)		(0.03)
Net realized gains	(0.36)		—
Total distributions to shareholders	(0.49)		(0.03)
Proceeds from regulatory settlement	0.00	(b)	—
Net asset value, end of period	$21.02		$25.70
Total return	(16.23%	)	36.74%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.80%	(d)	0.85%	(d)(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.80%	(d)(g)	0.85%	(d)(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.80%		0.85%	(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.80%	(g)	0.85%	(e)(g)
Net investment income	0.49%	(g)	0.38%	(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$29,761		$115,953
Portfolio turnover	167%		551%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)	Rounds to less than $0.01.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Energy and Natural Resources Fund

	Year ended March 31,
	2012		2011(a)
Class R
Per share data
Net asset value, beginning of period	$25.56		$18.76
Income from investment operations:
Net investment income (loss)	0.02		(0.02)
Net realized and unrealized gain (loss)	(4.33)		6.82
Total from investment operations	(4.31)		6.80
Less distributions to shareholders from:
Net investment income	(0.01)		—
Net realized gains	(0.36)		—
Total distributions to shareholders	(0.37)		—
Proceeds from regulatory settlement	0.00	(b)	—
Net asset value, end of period	$20.88		$25.56
Total return	(16.80%	)	36.25%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.55%	(d)	1.60%	(d)(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.55%	(d)(g)	1.60%	(d)(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.55%		1.60%	(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.55%	(g)	1.60%	(e)(g)
Net investment income (loss)	0.11%	(g)	(0.13%	)(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$880		$55
Portfolio turnover	167%		551%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)	Rounds to less than $0.01.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Energy and Natural Resources Fund

	Year ended March 31,
	2012		2011(a)
Class R4
Per share data
Net asset value, beginning of period	$25.67		$25.48
Income from investment operations:
Net investment income (loss)	0.09		(0.01)
Net realized and unrealized gain (loss)	(4.33)		0.22
Total from investment operations	(4.24)		0.21
Less distributions to shareholders from:
Net investment income	(0.08)		(0.02)
Net realized gains	(0.36)		—
Total distributions to shareholders	(0.44)		(0.02)
Proceeds from regulatory settlement	0.00	(b)	—
Net asset value, end of period	$20.99		$25.67
Total return	(16.45%	)	0.82%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.11%	(d)	1.26%	(d)(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.11%	(d)(g)	1.26%	(d)(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.11%		1.26%	(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.11%	(g)	1.26%	(e)(g)
Net investment income (loss)	0.43%	(g)	(0.57%	)(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$109		$3
Portfolio turnover	167%		551%

Notes to Financial Highlights

(a)	For the period from March 7, 2011 (commencement of operations) to March 31, 2011.

(b)	Rounds to less than $0.01.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Energy and Natural Resources Fund

	Year ended March 31,
	2012		2011		2010		2009		2008
Class Z
Per share data
Net asset value, beginning of period	$25.67		$20.17		$13.66		$25.49		$23.30
Income from investment operations:
Net investment income	0.09		0.03		0.04		0.02		0.01
Net realized and unrealized gain (loss)	(4.31)		5.51		6.52		(11.45)		6.08
Total from investment operations	(4.22)		5.54		6.56		(11.43)		6.09
Less distributions to shareholders from:
Net investment income	(0.09)		(0.04)		(0.05)		—		(0.03)
Net realized gains	(0.36)		—		—		(0.40)		(3.87)
Total distributions to shareholders	(0.45)		(0.04)		(0.05)		(0.40)		(3.90)
Proceeds from regulatory settlement	0.00	(a)	—		0.00	(a)	—		—
Net asset value, end of period	$21.00		$25.67		$20.17		$13.66		$25.49
Total return	(16.37%	)	27.47%		48.12%		(45.72%	)	26.84%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.01%	(c)	1.01%	(c)	0.96%	(c)	1.03%		1.11%	(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.01%	(c)(e)	1.01%	(c)(e)	0.96%	(c)(e)	0.99%	(e)	1.07%	(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.01%		1.01%		0.96%		1.03%		1.11%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.01%	(e)	1.01%	(e)	0.96%	(e)	0.99%	(e)	1.07%	(e)
Net investment income	0.42%	(e)	0.17%	(e)	0.21%	(e)	0.11%	(e)	0.05%	(e)
Supplemental data
Net assets, end of period (in thousands)	$390,028		$704,685		$622,471		$338,292		$712,080
Portfolio turnover	167%		551%		523%		484%		198%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Notes to Financial Statements – Columbia Energy and Natural Resources Fund

March 31, 2012

Note 1. Organization

Columbia Energy and Natural Resources Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

21

Columbia Energy and Natural Resources Fund

March 31, 2012

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Options

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity risk and to increase return on investments and protect gains. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

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Columbia Energy and Natural Resources Fund

March 31, 2012

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires or is exercised. When option contracts on debt securities or futures are exercised, the Fund will realize a gain or loss. When other option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the year ended March 31, 2012 are as follows:

	Calls
	Contracts	Premiums
Balance at March 31, 2011	—	$—
Opened	4,600	169,194
Closed	(780)	(21,754)
Exercised	(100)	(2,657)
Expired	(3,720)	(144,783)
Balance at March 31, 2012	—	$—

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at March 31, 2012
At March 31, 2012, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended March 31, 2012
Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Options Contracts Written and Purchased
Equity contracts	$150,917

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written and Purchased
Equity contracts	$—

Volume of Derivative Instruments for the Year Ended March 31, 2012
Contracts Opened
Options Contracts	5,580

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

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Columbia Energy and Natural Resources Fund

March 31, 2012

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

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Columbia Energy and Natural Resources Fund

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Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective May 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.69% to 0.54% as the Fund’s net assets increase. Prior to May 1, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.60% to 0.43% as the Fund’s net assets increased. The effective management fee rate for the year ended March 31, 2012 was 0.68% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective May 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.04% as the Fund’s net assets increase. Prior to May 1, 2011, the administration fee was equal to the annual rate of 0.15% of the Fund’s average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. The effective administration fee rate for the year ended March 31, 2012 was 0.07% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

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Columbia Energy and Natural Resources Fund

March 31, 2012

For the year ended March 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.22%
Class B	0.20
Class C	0.21
Class R	0.21
Class R4	0.05
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2012, these minimum account balance fees reduced total expenses by $6,849.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $231,804 for Class A and $5,419 for Class C shares for the year ended March 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.45%
Class B	2.20
Class C	2.20
Class I	1.07
Class R	1.70
Class R4	1.37
Class Z	1.20

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to May 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund’s expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund’s ordinary net operating

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Columbia Energy and Natural Resources Fund

March 31, 2012

expenses, after giving effect to fees waived/expenses reimbursed and any balance credits from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.45%
Class B	2.20
Class C	2.20
Class I	1.06
Class R	1.70
Class R4	1.36
Class Z	1.20

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended March 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings, post-October capital losses and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$21,220,558
Accumulated net realized loss	(15,415,272)
Paid-in capital	(5,805,286)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended March 31,	2012	2011
Ordinary income	$3,219,100	$1,179,755
Long-term capital gains	11,529,708	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At March 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$188,471
Undistributed accumulated long-term gain	—
Unrealized appreciation	59,767,920

At March 31, 2012, the cost of investments for federal income tax purposes was $554,654,097 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$84,092,363
Unrealized depreciation	$(24,324,443)

Net unrealized appreciation	$59,767,920

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended March 31, 2012, $9,909,297 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2012, the Fund will elect to treat post-October capital losses of $17,445,999 as arising on April 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

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Columbia Energy and Natural Resources Fund

March 31, 2012

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,291,237,930 and $1,592,820,865, respectively, for the year ended March 31, 2012.

Note 6. Regulatory Settlements

During the year ended March 31, 2012, the Fund received payments of $4,585 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective May 16, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended March 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to May 16, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

At March 31, 2012, securities valued at $21,240,147 were on loan, secured by U.S. government securities valued at $565,852 and by cash collateral of $21,104,830 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 8. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period April 1, 2011 through May 15, 2011, these credits reduced total expenses by $41.

Note 9. Affiliated Money Market Fund

Effective May 16, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

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Columbia Energy and Natural Resources Fund

March 31, 2012

Note 10. Shareholder Concentration

At March 31, 2012, two unaffiliated shareholder account owned 31.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period May 16, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to May 16, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $225 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. For the year ended March 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $2,650,000 at a weighted average interest rate of 1.39%.

Note 12. Fund Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource Precious Metals and Mining Fund, a series of RiverSource Selected Series, Inc. The reorganization was completed after shareholders of RiverSource Precious Metals and Mining Fund approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $859,188,131 and the combined net assets immediately after the acquisition were $1,035,182,630.

The merger was accomplished by a tax-free exchange of 12,525,870 shares of RiverSource Precious Metals and Mining Fund valued at $175,994,499 (including $56,637,074 of unrealized appreciation).

In exchange for RiverSource Precious Metals and Mining Fund shares, the Fund issued the following number of shares:

Shares
Class A	6,701,075
Class B	511,902
Class C	280,755
Class I	604
Class R4	5,846

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource Precious Metals and Mining Fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Precious Metals and Mining Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on April 1, 2011, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended March 31, 2012 would have been approximately $2.7 million, $25.3 million, $(204.0) million and $(176.0) million, respectively.

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Columbia Energy and Natural Resources Fund

March 31, 2012

Note 13. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 14. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 15. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Energy and Natural Resources Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Energy and Natural Resources Fund (the “Fund”) (a series of Columbia Funds Series Trust I ) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 22, 2012

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Federal Income Tax Information (Unaudited) – Columbia Energy and Natural Resources Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended March 31, 2012, $12,106,193, or if subsequently determined to be different, the net capital gain of such year.

100.00% of the ordinary income distributed by the Fund for the fiscal year ended March 31, 2012, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2012 may represent qualified dividend income.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

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Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships Held

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 51; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 51; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004 Oversees 51; None

Nancy T. Lukitsh (born 1956)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 51; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 51; DynaVox Inc. (speech creation); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

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Fund Governance (continued)

Independent Trustees (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 51; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 51; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 51; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 51; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 51; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

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Fund Governance (continued)

Interested Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 51; Columbia Funds Board.

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Fund Governance (continued)

Officers

Name, Year of birth and address	Principal occupation(s) during the past five years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Thomas P. McGuire (born 1972)
225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President–Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

36

Fund Governance (continued)

Officers (continued)

Name, Year of birth and address	Principal occupation(s) during the past five years

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968)
225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

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Board Consideration and Approval of Advisory Agreement

On March 7, 2012, the Board of Trustees (the “Board”) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) unanimously approved the continuation of the Investment Management Services Agreement (the “Advisory Agreement”) with Columbia Management Investment Advisers, LLC (the “Investment Manager”) with respect to Columbia Energy and Natural Resources Fund (the “Fund”), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the “Committee”) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on March 6, 2012 and at the Board meeting held on March 7, 2012. In addition, the Board considers matters bearing on the Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On March 6, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On March 7, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

■

Information on the investment performance of the Fund relative to the performance of the Fund’s benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

■

Information on the Fund’s advisory fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

■

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

■	The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

■

The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

■	Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

■	Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

■	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager

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and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager’s investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager’s ability to coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund’s Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund’s performance was in the ninety-ninth, eighty-ninth and fiftieth percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund’s advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund’s actual management fee and total net

39

expense ratio are ranked in the second and first quintiles, respectively, against the Fund’s expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund’s advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide

40

administrative services to the Fund and the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Energy and Natural Resources Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street Boston, MA 02110

45

Columbia Energy and Natural Resources Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1141 C (5/12)

Columbia Pacific/Asia Fund

Annual Report for the Period Ended March 31, 2012

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples”— an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for companies to restructure their balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, it has delayed a true reckoning with the European financial situation, as concerns about Spain and Portugal continue to cloud the outlook. These structural challenges that persist in the developed world, and slowing growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

■	detailed up-to-date fund performance and portfolio information
■	economic analysis and market commentary
■	quarterly fund commentaries
■	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Pacific/Asia Fund

Summary

■	For the 12-month period that ended March 31, 2012, the fund’s Class A shares returned –4.28% without sales charge.

■

In a challenging environment for stock markets in Asia and the Pacific Basin region (the Asia-Pacific region), the fund slightly underperformed the MSCI AC Asia Pacific Index (Net),[1] which returned –4.24%. The fund outperformed the MSCI EAFE Index (Net),[2] which returned –5.77%.

■	Stock selection, especially in Korea, Taiwan and Thailand, helped buffer results, as did the fund’s positioning in the industrials, telecommunication services and utilities sectors.

Portfolio Management

Daisuke Nomoto has co-managed the fund since 2008. From 2005 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. Nomoto was associated with the fund’s previous investment adviser or its predecessor as an investment professional.

Jasmine (Weili) Huang has co-managed the fund since 2008. From 2003 until joining the Investment Manager in May 2010, Ms. Huang was associated with the fund’s previous investment adviser or its predecessor as an investment professional.

[1]

The MSCI All Country (AC) Asia Pacific Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in 13 developed and emerging markets in the Asia Pacific region.

[2]

The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance in 22 developed-market countries, excluding the U.S. and Canada.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/12

–4.28% Class A shares (without sales charge)

–4.24% MSCI AC Asia Pacific Index (Net)

–5.77% MSCI EAFE Index (Net)

Morningstar Style Box™

Equity Style

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Pacific/Asia Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/02 – 03/31/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Pacific/Asia Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/02 – 03/31/12 ($)

Sales charge	without	with
Class A*	18,767	17,682
Class C*	17,461	17,461
Class I*	19,344	n/a
Class Z	19,301	n/a

Average annual total return as of 03/31/12 (%)

Share class	A*		C*		I*	Z
Inception	03/31/08		03/31/08		09/27/10	12/31/92
Sales charge	without	with	without	with	without	without
1-year	–4.28	–9.76	–4.91	–5.86	–3.83	–4.04
5-year	0.52	–0.68	–0.18	–0.18	0.88	0.83
10-year	6.50	5.87	5.73	5.73	6.82	6.80

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class I and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

2

Fund Expense Example – Columbia Pacific/Asia Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

10/01/11 – 03/31/12

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,124.50	1,017.26	8.08	7.67	1.53
Class C	1,000.00	1,000.00	1,121.30	1,013.63	11.92	11.31	2.26
Class I	1,000.00	1,000.00	1,128.20	1,019.19	6.03	5.72	1.14
Class Z	1,000.00	1,000.00	1,126.30	1,018.40	6.87	6.52	1.30

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

3

Portfolio Managers’ Report – Columbia Pacific/Asia Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/12 ($)
Class A	8.09
Class C	8.04
Class I	8.12
Class Z	8.12

Distributions declared per share

04/01/11 – 03/31/12 ($)
Class A	0.10
Class C	0.01
Class I	0.16
Class Z	0.14

For the 12-month period that ended March 31, 2012, the fund’s Class A shares generated a return of –4.28% without sales charge. In a challenging environment for Asia-Pacific stock markets, the fund slightly underperformed the MSCI AC Asia Pacific Index (Net), which returned –4.24%. The fund outperformed the MSCI EAFE Index (Net), which returned –5.77%, for the same period. Stock selection in Korea, Taiwan and Thailand helped support results, which also was benefited by positioning in the industrials, telecommunication services and utilities sectors.

Southeast Asian exposure, stock selection aided results

During a period in which Southeast Asian economies — notably the Philippines, Thailand, Indonesia and Malaysia — outperformed other markets, our emphasis on those economies benefited results during an especially challenging period for Asia-Pacific stock markets. These economies were supported by growing middle class populations, healthy balance sheets and the impact of continuing infrastructure investments. Stock selection also benefited returns. Total Access Communications, a Thai wireless communications services provider, was one of the top performers for the period, as its strong cash flow lifted earnings and led to solid gains in share price before we took profits and sold the position. Samsung Electronics (3.7% of net assets), a major Korean consumer electronics products corporation, also added to the fund’s results on the back of healthy market share gains, especially in mobile phone products. Other leading contributors included CTCI, a Taiwanese provider of civil engineering services, and Guangdong Investment, a Hong-Kong listed water utility operating in mainland China as well as Hong Kong (1.3% and 1.3% of net assets, respectively). CTCI benefited from solid growth in new orders, while Guangdong’s stable earnings flow and good dividend yield attracted investors in a generally difficult market for Chinese equities.

Individual disappointments

Concerns about inflationary pressures and central government policies weighed on the Indian market, which produced the worst returns in the Asia-Pacific region for the 12 months. One of the fund’s notable detractors was Union Bank of India, a financial institution in which the national government has a major equity position. We gradually trimmed the position given the concern on deteriorating the asset quality, then sold it early in 2012 when Union Bank’s share price rebounded. However, because of its inexpensive price and healthy stock dividend, we retained an investment in Shinko Plantech (0.9% of net assets) of Japan, which experienced lower-than-expected new order flow as a result of the March 2011 earthquake and tsunami in Japan. Despite disappointing experience during the period, we held the position because of its favorable price and relatively healthy stock dividend.

Looking ahead

We believe that the emerging markets of the Asia-Pacific region, especially in Southeast Asia, have the potential to sustain their momentum, benefited from positive demographic trends as middle classes expand and nations continue to invest in infrastructure. Moreover, national governments, corporations and households all have generally healthy balance sheets. We have maintained a focus on Southeastern Asian markets, especially Thailand, Indonesia and the Philippines. While the industrial expansion in Thailand received a setback from recent flooding, we anticipate an economic rebound to offer potential investment opportunities. Inflationary pressures in Asia have slackened over the past two calendar quarters, and valuations generally

4

Portfolio Managers’ Report (continued) – Columbia Pacific/Asia Fund appear compelling. A large part of the global economy continues to face the prospect of hindered growth because government balance sheets are highly leveraged. In particular, we are somewhat skeptical about prospects in the more developed economies, including Japan, which may continue to be held back by fiscal imbalances and high deficits. While Japan’s economy attempts to recover from the effects of the 2011 natural disasters, we think the nation’s growth rate is likely to be less robust than in Asia-Pacific nations with emerging market economies, such as China, Indonesia and Korea, where we expect to maintain our greatest emphasis.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments, including investment values that may fall, sometimes rapidly or unpredictably, or fail to rise.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Country Breakdown[1]

at 03/31/12 (%)
Stocks	98.1
Australia	10.4
China	11.8
Hong Kong	5.2
India	2.6
Indonesia	3.3
Japan	37.0
Malaysia	1.2
Philippines	1.9
Singapore	3.1
South Korea	8.7
Taiwan	7.8
Thailand	4.1
United States	1.0
Exchange-Traded Funds	1.4
Other[2]	0.5

[1]	Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

[2]	Includes investments in money market funds.

Top ten holdings[1]

at 03/31/12 (%)
Samsung Electronics Co., Ltd.	3.7
Toyota Motor Corp.	2.2
Mitsubishi UFJ Financial Group, Inc.	2.1
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2.1
Hitachi Ltd.	2.1
BHP Billiton Ltd.	1.9
Sumitomo Mitsui Financial Group, Inc.	1.8
Canon, Inc.	1.8
Industrial & Commercial Bank of China, Class H	1.7
ITOCHU Corp.	1.7

[1]	Percentages indicated are based upon total investments (excluding money market funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

5

Portfolio of Investments – Columbia Pacific/Asia Fund

March 31, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 97.8%
AUSTRALIA 10.4%
Australia & New Zealand Banking Group Ltd.	179,600	$4,332,714
BHP Billiton Ltd.	145,211	5,234,806
Commonwealth Bank of Australia	46,105	2,392,530
Iluka Resources Ltd.	130,311	2,416,473
Monadelphous Group Ltd.	98,859	2,453,336
National Australia Bank Ltd.	154,875	3,953,666
Rio Tinto Ltd.	19,986	1,355,755
Telstra Corp., Ltd.	1,211,519	4,126,459
Westpac Banking Corp.	146,185	3,318,225
Total		29,583,964
CHINA 11.7%
Baidu, Inc., ADR(a)	9,421	1,373,299
Bank of China Ltd., Class H	6,576,000	2,654,643
China Communications Construction Co., Ltd., Class H	2,870,000	2,891,501
China Mobile Ltd., ADR	84,841	4,673,042
China Shenhua Energy Co., Ltd., Class H	438,500	1,854,770
China Vanke Co., Ltd., Class B	1,573,983	1,875,392
Citic Securities Co., Ltd., Class H	463,500	931,618
CNOOC Ltd.	2,040,000	4,175,825
Guangdong Investment Ltd.	5,106,000	3,563,881
Industrial & Commercial Bank of China, Class H	7,526,100	4,854,954
New Oriental Education & Technology Group, ADR(a)	19,853	545,163
PetroChina Co., Ltd., Class H	1,648,000	2,320,619
Spreadtrum Communications, Inc., ADR	104,233	1,719,845
Total		33,434,552
HONG KONG 5.2%
Cheung Kong Holdings Ltd.	269,000	3,478,711
First Pacific Co., Ltd.	2,782,919	3,085,989
Hongkong Land Holdings Ltd.	233,000	1,355,970
Jardine Matheson Holdings Ltd.	37,079	1,857,305
Swire Pacific Ltd., Class A	240,700	2,697,899
Swire Properties Ltd.	168,590	419,003
Trinity Ltd.	2,155,603	1,773,692
Total		14,668,569
INDIA 2.6%
Ashok Leyland Ltd.	1,027,192	612,719
Bank of Baroda	131,218	2,048,028
Cairn India Ltd.(a)	212,959	1,397,264
HDFC Bank Ltd., ADR	53,808	1,834,853
Titan Industries Ltd.	328,254	1,471,957
Total		7,364,821
INDONESIA 3.3%
PT AKR Corporindo Tbk	2,442,500	1,149,759
PT Bank Rakyat Indonesia Persero Tbk	2,512,000	1,914,427
PT Indocement Tunggal Prakarsa Tbk	867,500	1,751,527
PT Perusahaan Gas Negara Persero Tbk	6,705,500	2,794,009
PT United Tractors Tbk	492,500	1,780,697
Total		9,390,419
JAPAN 36.8%
Aeon Co., Ltd.	75,000	987,984
Aeon Delight Co., Ltd.	113,200	2,387,179
Aisin Seiki Co., Ltd.	85,700	3,047,938
Arnest One Corp.	259,300	2,902,847
Asahi Glass Co., Ltd.	161,000	1,380,194

Issuer	Shares	Value
Common Stocks (continued)
JAPAN (cont.)
Autobacs Seven Co., Ltd.	63,800	$3,078,251
Canon, Inc.	108,100	5,171,079
Daiichikosho Co., Ltd.	128,800	2,528,866
FANUC CORP.	23,900	4,280,853
Fuji Heavy Industries Ltd.	286,000	2,335,800
Fuji Machine Manufacturing Co., Ltd.	128,400	2,573,907
Fuyo General Lease Co., Ltd.	83,300	2,966,479
Hitachi Ltd.	899,000	5,816,468
Honda Motor Co., Ltd.	45,300	1,744,693
Inpex Corp.	141	958,731
ITOCHU Corp.	429,500	4,705,960
Japan Tobacco, Inc.	554	3,135,893
JX Holdings, Inc.	351,900	2,195,577
K’s Holdings Corp.	21,600	697,250
Kansai Paint Co., Ltd.	197,000	1,997,182
Kinki Sharyo Co., Ltd.	258,000	987,892
Lawson, Inc.	35,700	2,248,988
Mandom Corp.	51,300	1,288,986
Mitsubishi UFJ Financial Group, Inc.	1,210,800	6,076,242
Mitsui & Co., Ltd.	221,900	3,662,301
Nissan Motor Co., Ltd.	391,800	4,212,648
Nitto Denko Corp.	73,900	3,013,590
NTT DoCoMo, Inc.	2,409	4,006,408
ORIX Corp.	44,330	4,259,040
Otsuka Holdings Co., Ltd.	57,300	1,698,634
Shinko Plantech Co., Ltd.	299,500	2,563,291
SoftBank Corp.	70,600	2,101,844
Sumitomo Mitsui Financial Group, Inc.	156,400	5,176,486
Toshiba Machine Co., Ltd.	271,000	1,382,589
Toyota Motor Corp.	144,800	6,300,553
Ubic, Inc.	10,080	1,099,896
Total		104,972,519
MALAYSIA 1.2%
Genting Bhd	608,400	2,153,897
Hartalega Holdings Bhd	469,300	1,222,075
Total		3,375,972
PHILIPPINES 1.9%
Aboitiz Power Corp.	2,682,200	2,118,483
Metropolitan Bank & Trust	590,520	1,204,041
Puregold Price Club, Inc.(a)	2,144,800	1,021,018
Universal Robina Corp.	785,410	1,154,165
Total		5,497,707
SINGAPORE 3.1%
Amtek Engineering Ltd.	1,406,000	801,532
DBS Group Holdings Ltd.	269,000	3,039,555
Fraser and Neave Ltd.	298,000	1,589,610
SembCorp Industries Ltd.	519,000	2,178,611
Wing Tai Holdings Ltd.	1,215,000	1,239,902
Total		8,849,210
SOUTH KOREA 8.7%
Capro Corp.	79,370	1,730,054
Dongbu Insurance Co., Ltd.	41,256	1,784,891
Hyundai Home Shopping Network Corp.	12,844	1,524,924
Hyundai Motor Co.	21,535	4,446,940
JNK Heaters Co., Ltd.	52,799	759,214
KP Chemical Corp.	119,030	1,625,102

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Pacific/Asia Fund

March 31, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
SOUTH KOREA (cont.)
Samsung Electronics Co., Ltd.	9,338	$10,533,776
Shinhan Financial Group Co., Ltd.	31,540	1,221,873
Youngone Corp.	59,280	1,133,986
Total		24,760,760
TAIWAN 7.8%
Catcher Technology Co., Ltd.	202,000	1,431,917
CTCI Corp.	2,181,000	3,616,033
Gigabyte Technology Co., Ltd.	4,026,000	3,390,135
Hon Hai Precision Industry Co., Ltd.	822,000	3,200,182
HTC Corp.	87,000	1,776,512
Huaku Development Co., Ltd.	1,147,615	2,914,674
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	387,773	5,925,171
Total		22,254,624
THAILAND 4.1%
Bangkok Bank PCL, Foreign Registered Shares	667,400	4,006,756
Bangkok Expressway PCL, Foreign Registered Shares	1,584,200	1,109,268
LPN Development PCL, Foreign Registered Shares	4,113,149	2,068,908
LPN Development PCL, NVDR	1,446,900	727,789
PTT PCL, Foreign Registered Shares	332,430	3,814,396
Total		11,727,117

Issuer	Shares	Value
Common Stocks (continued)
UNITED STATES 1.0%
Freeport-McMoRan Copper & Gold, Inc.	30,434	$1,157,709
Newmont Mining Corp.	33,409	1,712,880
Total		2,870,589
Total Common Stocks
(Cost: $252,119,729)		$278,750,823

Exchange-Traded Funds 1.3%
iShares MSCI Emerging Markets Index Fund	32,362	1,389,624
iShares MSCI Japan Index Fund	109,032	1,109,946
iShares MSCI Pacific ex-Japan Index Fund	32,250	1,403,520
Total Exchange-Traded Funds
(Cost: $3,831,949)		$3,903,090

Money Market Funds 0.5%
Columbia Short-Term Cash Fund, 0.161%(b)(c)	1,410,266	1,410,266
Total Money Market Funds
(Cost: $1,410,266)		$1,410,266
Total Investments
(Cost: $257,361,944)		$284,064,179
Other Assets & Liabilities, Net		1,043,677
Net Assets		$285,107,856

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at March 31, 2012

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley	April 12, 2012	517,000 (CAD)	514,796 (USD)	$—	$(3,434)
Morgan Stanley	April 12, 2012	36,170,764,000 (IDR)	3,932,204 (USD)	—	(19,958)
Morgan Stanley	April 12, 2012	143,599,000 (PHP)	3,325,976 (USD)	—	(16,376)
Morgan Stanley	April 12, 2012	65,289,000 (THB)	2,120,878 (USD)	5,824	—
Morgan Stanley	April 12, 2012	175,398,000 (THB)	5,645,253 (USD)	—	(36,809)
Morgan Stanley	April 12, 2012	70,462,000 (TWD)	2,385,400 (USD)	—	(2,066)
Morgan Stanley	April 12, 2012	13,125,881 (USD)	12,422,000 (AUD)	—	(271,634)
Morgan Stanley	April 12, 2012	849,912 (USD)	43,558,000 (INR)	3,276	—
Morgan Stanley	April 12, 2012	2,865,770 (USD)	142,742,000 (INR)	—	(69,825)
Morgan Stanley	April 12, 2012	3,874,123 (USD)	308,780,000 (JPY)	—	(143,231)
Morgan Stanley	April 12, 2012	846,773 (USD)	963,374,000 (KRW)	2,880	—
Morgan Stanley	April 12, 2012	1,461,691 (USD)	1,656,827,000 (KRW)	—	(443)
Morgan Stanley	April 12, 2012	2,317,736 (USD)	7,083,000 (MYR)	—	(7,177)
Morgan Stanley	April 12, 2012	512,013 (USD)	621,000 (NZD)	—	(3,846)
Morgan Stanley	April 12, 2012	815,319 (USD)	1,036,000 (SGD)	8,839	—
Total				$20,819	$(574,799)

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at March 31, 2012:

Industry	Percentage of Net Assets	Value
Stocks	97.8%	$278,750,823
Auto Components	1.1	$3,047,938
Automobiles	6.7	19,040,634
Building Products	0.5	1,380,194
Capital Markets	0.3	931,618

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Pacific/Asia Fund

March 31, 2012

Industry	Percentage of Net Assets	Value
Chemicals	2.9%	$ 8,365,928
Commercial Banks	16.8	48,028,993
Commercial Services & Supplies	0.8	2,387,179
Communications Equipment	0.6	1,776,512
Computers & Peripherals	1.7	4,822,052
Construction & Engineering	3.1	8,960,870
Construction Materials	0.6	1,751,527
Diversified Consumer Services	0.2	545,163
Diversified Financial Services	3.6	10,311,508
Diversified Telecommunication Services	1.5	4,126,459
Electronic Equipment, Instruments & Components	3.2	9,016,650
Energy Equipment & Services	0.9	2,563,291
Food & Staples Retailing	1.5	4,257,990
Food Products	0.4	1,154,165
Gas Utilities	1.0	2,794,009
Health Care Equipment & Supplies	0.4	1,222,075
Hotels, Restaurants & Leisure	0.8	2,153,897
Household Durables	1.0	2,902,847
Independent Power Producers & Energy Traders	0.7	2,118,483
Industrial Conglomerates	2.0	5,625,526
Insurance	0.6	1,784,891
Internet & Catalog Retail	0.5	1,524,924
Internet Software & Services	0.5	1,373,299
IT Services	0.4	1,099,896
Machinery	4.6	13,179,403
Media	0.9	2,528,866
Metals & Mining	4.2	11,877,623
Office Electronics	1.8	5,171,079
Oil, Gas & Consumable Fuels	5.9	16,717,182
Personal Products	0.5	1,288,986
Pharmaceuticals	0.6	1,698,634
Real Estate Management & Development	5.9	16,778,248
Semiconductors & Semiconductor Equipment	6.4	18,178,792
Specialty Retail	1.3	3,775,501
Textiles, Apparel & Luxury Goods	1.5	4,379,635
Tobacco	1.1	3,135,893
Trading Companies & Distributors	3.3	9,518,020
Transportation Infrastructure	0.4	1,109,268
Water Utilities	1.3	3,563,881
Wireless Telecommunication Services	3.8	10,781,294
Exchange-Traded Funds	1.3	3,903,090
Other[1]	0.5	1,410,266
Total		$284,064,179

[1]	Includes investments in money market funds.

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at March 31, 2012.

(c)	Investments in affiliates during the year ended March 31, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$221,115,502	$(219,705,236)	$—	$1,410,266	$4,958	$1,410,266

Abbreviation Legend

ADR	American Depositary Receipt
NVDR	Non-voting Depository Receipt

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Pacific/Asia Fund

March 31, 2012

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MYR	Malaysia Ringgits
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thailand Baht
TWD	Taiwan Dollar
USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Pacific/Asia Fund

March 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of March 31, 2012:

	Fair value at March 31, 2012
Description	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$545,163	$39,354,242	$—	$39,899,405
Consumer Staples	—	9,837,034	—	9,837,034
Energy	—	19,280,473	—	19,280,473
Financials	1,834,853	76,000,405	—	77,835,258
Health Care	—	2,920,709	—	2,920,709
Industrials	—	42,160,460	—	42,160,460
Information Technology	9,018,315	32,419,965	—	41,438,280
Materials	2,870,589	19,124,489	—	21,995,078
Telecommunication Services	4,673,042	10,234,711	—	14,907,753
Utilities	—	8,476,373	—	8,476,373
Exchange-Traded Funds	3,903,090	—	—	3,903,090
Total Equity Securities	22,845,052	259,808,861	—	282,653,913
Other
Money Market Funds	1,410,266	—	—	1,410,266
Total Other	1,410,266	—	—	1,410,266
Investments in Securities	24,255,318	259,808,861	—	284,064,179
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	20,819	—	20,819
Liabilities
Forward Foreign Currency Exchange Contracts	—	(574,799)	—	(574,799)
Total	$24,255,318	$259,254,881	$—	$283,510,199

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no significant transfers between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities – Columbia Pacific/Asia Fund

March 31, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $255,951,678)	$282,653,913
Affiliated issuers (identified cost $1,410,266)	1,410,266
Total investments (identified cost $257,361,944)	284,064,179
Foreign currency (identified cost $334,656)	334,711
Unrealized appreciation on forward foreign currency exchange contracts	20,819
Receivable for:
Investments sold	4,267,368
Capital shares sold	6,511
Dividends	1,955,346
Reclaims	110,181
Prepaid expense	1,880
Trustees’ deferred compensation plan	9,954
Total assets	290,770,949

Liabilities
Disbursements in excess of cash	12
Unrealized depreciation on forward foreign currency exchange contracts	574,799
Payable for:
Investments purchased	4,541,231
Capital shares purchased	79,054
Foreign capital gains taxes deferred	348,609
Investment management fees	6,762
Distribution and service fees	20
Transfer agent fees	2,008
Administration fees	622
Compensation of board members	432
Chief compliance officer expenses	163
Other expenses	99,427
Trustees’ deferred compensation plan	9,954
Total liabilities	5,663,093
Net assets applicable to outstanding capital stock	$285,107,856

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Assets and Liabilities (continued) – Columbia Pacific/Asia Fund

March 31, 2012

Represented by
Paid-in capital	$290,364,601
Undistributed net investment income	1,463,800
Accumulated net realized loss	(32,509,120)
Unrealized appreciation (depreciation) on:
Investments	26,702,235
Foreign currency translations	(11,071)
Forward foreign currency exchange contracts	(553,980)
Foreign capital gains tax	(348,609)
Total — representing net assets applicable to outstanding capital stock	$285,107,856
Net assets applicable to outstanding shares
Class A	$1,675,184
Class C	$300,262
Class I	$259,769,415
Class Z	$23,362,995
Shares outstanding
Class A	206,944
Class C	37,357
Class I	31,999,824
Class Z	2,876,478
Net asset value per share
Class A(a)	$8.09
Class C	$8.04
Class I	$8.12
Class Z	$8.12

(a)	The maximum offering price per share for Class A is $8.58. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Operations – Columbia Pacific/Asia Fund

Year ended March 31, 2012

Net investment income
Income:
Dividends	$6,044,736
Interest	28
Dividends from affiliates	4,958
Foreign taxes withheld	(531,292)
Total income	5,518,430
Expenses:
Investment management fees	1,493,109
Distribution fees
Class C	1,771
Service fees
Class A	3,549
Class C	590
Transfer agent fees
Class A	2,286
Class C	337
Class Z	29,425
Administration fees	161,661
Compensation of board members	20,707
Pricing and bookkeeping fees	11,950
Custodian fees	189,610
Printing and postage fees	56,454
Registration fees	54,917
Professional fees	50,919
Chief compliance officer expenses	575
Other	10,972
Total expenses	2,088,832
Expense reductions	(960)
Total net expenses	2,087,872
Net investment income	3,430,558

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(10,748,827)
Foreign currency translations	(758,286)
Forward foreign currency exchange contracts	657,993
Futures contracts	122,400
Net realized loss	(10,726,720)
Net change in unrealized appreciation (depreciation) on:
Investments	17,411,150
Foreign currency translations	(10,971)
Forward foreign currency exchange contracts	(592,249)
Foreign capital gains tax	(241,334)
Net change in unrealized appreciation	16,566,596
Net realized and unrealized gain	5,839,876
Net increase in net assets resulting from operations	$9,270,434

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Changes in Net Assets – Columbia Pacific/Asia Fund

Year ended March 31,	2012	2011(a)

Operations
Net investment income	$3,430,558	$681,453
Net realized loss	(10,726,720)	(520,340)
Net change in unrealized appreciation	16,566,596	4,176,752
Net increase in net assets resulting from operations	9,270,434	4,337,865

Distributions to shareholders from:
Net investment income
Class A	(18,637)	(16,019)
Class C	(379)	(1,053)
Class I	(2,534,647)	—
Class Z	(331,396)	(788,608)
Total distributions to shareholders	(2,885,059)	(805,680)
Increase in net assets from share transactions	177,577,624	65,859,360
Proceeds from regulatory settlements (Note 6)	51,358	—
Total increase in net assets	184,014,357	69,391,545
Net assets at beginning of year	101,093,499	31,701,954
Net assets at end of year	$285,107,856	$101,093,499
Undistributed net investment income	$1,463,800	$784,369

(a)	Class I shares are for the period from September 27, 2010 (commencement of operations) to March 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Changes in Net Assets (continued) – Columbia Pacific/Asia Fund

Year ended March 31,	2012		2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)

Capital stock activity
Class A shares
Subscriptions	125,767	1,023,075	103,020	845,413
Distributions reinvested	1,941	15,520	2,104	14,873
Redemptions	(83,500)	(681,547)	(48,823)	(391,641)
Net increase	44,208	357,048	56,301	468,645
Class C shares
Subscriptions	29,649	239,371	7,372	59,350
Distributions reinvested	46	379	150	1,052
Redemptions	(3,837)	(29,485)	(43,553)	(330,581)
Net increase (decrease)	25,858	210,265	(36,031)	(270,179)
Class I shares
Subscriptions	27,404,955	211,361,997	9,752,365	84,252,982
Distributions reinvested	335,144	2,534,598	—	—
Redemptions	(5,081,849)	(41,181,341)	(410,791)	(3,519,304)
Net increase	22,658,250	172,715,254	9,341,574	80,733,678
Class Z shares
Subscriptions	1,486,138	10,958,874	1,419,644	11,149,482
Distributions reinvested	24,699	192,194	78,825	559,654
Redemptions	(858,770)	(6,856,011)	(3,245,820)	(26,781,920)
Net increase (decrease)	652,067	4,295,057	(1,747,351)	(15,072,784)
Total net increase	23,380,383	177,577,624	7,614,493	65,859,360

(a)	Class I shares are for the period from September 27, 2010 (commencement of operations) to March 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights – Columbia Pacific/Asia Fund

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended March 31,
	2012		2011		2010	2009		2008(a)
Class A
Per share data
Net asset value, beginning of period	$8.56		$7.64		$4.82	$9.42		$9.42
Income from investment operations:
Net investment income	0.13		0.08		0.04	0.11		0.00	(b)
Net realized and unrealized gain (loss)	(0.50	)(c)	0.98		2.78	(3.35)		0.00	(b)
Total from investment operations	(0.37)		1.06		2.82	(3.24)		0.00	(b)
Less distributions to shareholders from:
Net investment income	(0.10)		(0.14)		(0.02)	(0.04)		—
Net realized gains	—		—		—	(1.32)		—
Total distributions to shareholders	(0.10)		(0.14)		(0.02)	(1.36)		—
Proceeds from regulatory settlement	0.00	(b)	—		0.02	—		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00 (b)	0.00	(b)	0.00	(b)
Net asset value, end of period	$8.09		$8.56		$7.64	$4.82		$9.42
Total return	(4.28%	)	14.26%		59.07%	(40.21%	)	0.00%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.60%		1.88%	(e)	2.18%	2.02%		1.87%	(e)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.60%	(h)	1.65%	(e)	1.73%	1.91%	(h)	1.82%	(e)(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.60%		1.88%		2.18%	2.01%		1.87%	(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.60%	(h)	1.65%		1.73%	1.90%	(h)	1.82%	(f)(h)
Net investment income (loss)	1.64%	(h)	1.01%		0.64%	1.94%	(h)	(0.80%	)(f)(h)
Supplemental data
Net assets, end of period (in thousands)	$1,675		$1,394		$814	$175		$10
Portfolio turnover	94%		63%		98%	111%		68%

Notes to Financial Highlights

(a)	For the period March 31, 2008 (commencement of operations).

(b)	Rounds to less than $0.01.

(c)

Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Includes interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights (continued) – Columbia Pacific/Asia Fund

	Year ended March 31,
	2012		2011		2010		2009		2008(a)
Class C
Per share data
Net asset value, beginning of period	$8.47		$7.56		$4.78		$9.42		$9.42
Income from investment operations:
Net investment income (loss)	0.07		0.00	(b)	(0.01)		0.04		0.00	(b)
Net realized and unrealized gain (loss)	(0.49	)(c)	1.00		2.77		(3.32)		0.00	(b)
Total from investment operations	(0.42)		1.00		2.76		(3.28)		0.00	(b)
Less distributions to shareholders from:
Net investment income	(0.01)		(0.09)		—		(0.04)		—
Net realized gains	—		—		—		(1.32)		—
Total distributions to shareholders	(0.01)		(0.09)		—		(1.36)		—
Proceeds from regulatory settlement	0.00	(b)	—		0.02		—		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00	(b)	0.00	(b)	0.00	(b)
Net asset value, end of period	$8.04		$8.47		$7.56		$4.78		$9.42
Total return	(4.91%	)	13.46%		58.16%		(40.69%	)	0.00%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.32%		2.69%	(e)	2.93%		2.77%		2.62%	(e)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	2.32%	(h)	2.40%	(e)	2.48%		2.66%	(h)	2.57%	(e)(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.32%		2.69%		2.93%		2.76%		2.62%	(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	2.32%	(h)	2.40%		2.48%		2.65%	(h)	2.57%	(f)(h)
Net investment income (loss)	0.92%	(h)	(0.01%	)	(0.09%	)	0.87%	(h)	(1.55%	)(f)(h)
Supplemental data
Net assets, end of period (in thousands)	$300		$97		$359		$238		$10
Portfolio turnover	94%		63%		98%		111%		68%

Notes to Financial Highlights

(a)	For the period March 31, 2008 (commencement of operations).

(b)	Rounds to less than $0.01.

(c)

Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Includes interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Pacific/Asia Fund

	Year ended March 31,
	2012		2011(a)
Class I
Per share data
Net asset value, beginning of period	$8.61		$7.89
Income from investment operations:
Net investment income	0.16		0.08
Net realized and unrealized gain (loss)	(0.49	)(b)	0.64
Total from investment operations	(0.33)		0.72
Less distributions to shareholders from:
Net investment income	(0.16)		—
Total distributions to shareholders	(0.16)		—
Proceeds from regulatory settlement	0.00	(c)	—
Net asset value, end of period	$8.12		$8.61
Total return	(3.83%	)	9.13%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.17%		1.39%	(e)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.17%		1.34%	(e)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.17%		1.39%	(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.17%		1.34%	(e)
Net investment income	1.99%		1.76%	(e)
Supplemental data
Net assets, end of period (in thousands)	$259,769		$80,449
Portfolio turnover	94%		63%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)

Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Includes interest expense which rounds to less than 0.01%.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Pacific/Asia Fund

	Year ended March 31,
	2012		2011		2010	2009		2008
Class Z
Per share data
Net asset value, beginning of period	$8.61		$7.69		$4.83	$9.42		$11.72
Income from investment operations:
Net investment income	0.14		0.09		0.07	0.10		0.05
Net realized and unrealized gain (loss)	(0.49	)(a)	0.99		2.81	(3.33)		0.11
Total from investment operations	(0.35)		1.08		2.88	(3.23)		0.16
Less distributions to shareholders from:
Net investment income	(0.14)		(0.16)		(0.04)	(0.04)		(0.08)
Net realized gains	—		—		—	(1.32)		(2.38)
Total distributions to shareholders	(0.14)		(0.16)		(0.04)	(1.36)		(2.46)
Proceeds from regulatory settlement	0.00	(b)	—		0.02	—		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00 (b)	0.00	(b)	0.00	(b)
Net asset value, end of period	$8.12		$8.61		$7.69	$4.83		$9.42
Total return	(4.04%	)	14.44%		60.22%	(40.10%	)	(1.11%	)(c)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.35%		1.66%	(e)	1.93%	1.77%		1.61%	(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.35%	(g)	1.40%	(e)	1.48%	1.66%	(g)	1.57%	(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.35%		1.66%		1.93%	1.76%		1.61%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.35%	(g)	1.40%		1.48%	1.65%	(g)	1.57%	(g)
Net investment income	1.80%	(g)	1.22%		1.02%	1.33%	(g)	0.39%	(g)
Supplemental data
Net assets, end of period (in thousands)	$23,363		$19,154		$30,529	$24,521		$117,835
Portfolio turnover	94%		63%		98%	111%		68%

Notes to Financial Highlights

(a)

Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	Rounds to less than $0.01.

(c)

Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Includes interest expense which rounds to less than 0.01%.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Notes to Financial Statements – Columbia Pacific/Asia Fund

March 31, 2012

Note 1. Organization

Columbia Pacific/Asia Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign

20

Columbia Pacific/Asia Fund

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securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may

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Columbia Pacific/Asia Fund

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realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at March 31, 2012
	Asset derivatives		Liability derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$20,819	Unrealized depreciation on forward foreign currency exchange contracts	$574,799

Effect of Derivative Instruments in the Statement of Operations for the Year Ended March 31, 2012
	Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Equity contracts	$—	$122,400	$122,400
Foreign exchange contracts	657,993	—	657,993

Total	$657,993	$122,400	$780,393

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Foreign exchange contracts	$(592,249)	$—	$(592,249)

Volume of Derivative Instruments for the Year Ended March 31, 2012
Contracts Opened
Forward Foreign Currency Exchange Contracts	176
Futures Contracts	516

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

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Columbia Pacific/Asia Fund

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Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

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Columbia Pacific/Asia Fund

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Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.87% to 0.66% as the Fund’s net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.75% to 0.52% as the Fund’s net assets increased. The effective management fee rate for the year ended March 31, 2012 was 0.85% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.06% as the Fund’s net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.20% of the Fund’s average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. The effective administration fee rate for the year ended March 31, 2012 was 0.10% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Prior to June 27, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective June 27, 2011, these services are provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

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Columbia Pacific/Asia Fund

March 31, 2012

For the year ended March 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class C	0.14
Class Z	0.15

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2012, these minimum account balance fees reduced total expenses by $960.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $9,127 for Class A for the year ended March 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.79%
Class C	2.54
Class I	1.48
Class Z	1.54

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund’s expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund’s ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.65%
Class C	2.40
Class I	1.34
Class Z	1.40

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

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Columbia Pacific/Asia Fund

March 31, 2012

For the year ended March 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign capital gains tax, foreign currency transactions, passive foreign investment company (PFIC) holdings, capital loss carryforward limitations related to ownership changes and recognition of unrealized appreciation (depreciation) for certain derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$133,932
Accumulated net realized loss	1,491,280
Paid-in capital	(1,625,212)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended March 31,	2012	2011
Ordinary income	$2,885,059	$805,680

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At March 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,791,619
Undistributed accumulated long-term gain	—
Unrealized appreciation	22,945,116

At March 31, 2012, the cost of investments for federal income tax purposes was $261,119,063 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$25,454,769
Unrealized depreciation	(2,509,653)

Net unrealized appreciation	$22,945,116

The following capital loss carryforward, determined at March 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2017	$9,165,902
2018	10,992,397
2019	790,415
Unlimited short-term	8,559,141

Total	$29,507,855

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Capital loss carryforward of $1,573,851 was permanently lost due to provisions under the Internal Revenue Code during the year ended March 31, 2012. Permanently lost capital loss carryforward is recorded as a reduction of paid in capital.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $342,394,743 and $166,623,869, respectively, for the year ended March 31, 2012.

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Columbia Pacific/Asia Fund

March 31, 2012

Note 6. Regulatory Settlements

During the year ended March 31, 2012, the Fund received $51,358 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

Note 7. Lending of Portfolio Securities

Effective June 27, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to June 27, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

For the year ended March 31, 2012, the Fund did not participate in securities lending activity.

Note 8. Custody Credits

Prior to June 27, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period April 1, 2011 through June 27, 2011, there were no custody credits.

Note 9. Affiliated Money Market Fund

Effective June 27, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At March 31, 2012, affiliated shareholder accounts owned 91.1% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on

27

Columbia Pacific/Asia Fund

March 31, 2012

June 27, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period June 27, 2011 through December 12, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period May 16, 2011 through June 26, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $150 million committed, unsecured revolving credit facility provided by State Street. Prior to May 16, 2011, the collective borrowing amount of the credit facility was $225 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended March 31, 2012.

Note 12. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe

28

Columbia Pacific/Asia Fund

March 31, 2012

proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Pacific/Asia Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Pacific/Asia Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 22, 2012

30

Federal Income Tax Information (Unaudited) – Columbia Pacific/Asia Fund

Foreign taxes paid during the fiscal year ended March 31, 2012, of $536,888 are being passed through to shareholders. This represents $0.02 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $5,925,589 ($0.17 per share) for the fiscal year ended March 31, 2012.

For non-corporate shareholders 88.65%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2012 may represent qualified dividend income.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

31

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships Held

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 51; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 51; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 51; None

Nancy T. Lukitsh (born 1956)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 51; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 51; DynaVox Inc. (speech creation); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

32

Fund Governance (continued)

Independent Trustees (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 51; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 51; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 51; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 51; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 51; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

33

Fund Governance (continued)

Interested Trustee

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 51; Columbia Funds Board.

Officers

Name, Year of birth and address	Principal occupation(s) during past five years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, Vice President and Chief Counsel–Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (born 1972)
225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President–Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

34

Fund Governance (continued)

Officers (continued)

Name, Year of birth and address	Principal occupation(s) during past five years

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (born 1956)
10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President–Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President–Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010.

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (born 1968)
100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

35

Fund Governance (continued)

Officers (continued)

Name, Year of birth and address	Principal occupation(s) during past five years

Michael E. DeFao (born 1968)
225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President, Columbia Management Investment Services, Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

36

Board Consideration and Approval of Advisory Agreement

On March 7, 2012, the Board of Trustees (the “Board”) and a majority of the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) unanimously approved the continuation of the Investment Management Services Agreement (the “Advisory Agreement”) with Columbia Management Investment Advisers, LLC (the “Investment Manager”) with respect to Columbia Pacific/Asia Fund (the “Fund”), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the “Committee”) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on March 6, 2012 and at the Board meeting held on March 7, 2012. In addition, the Board considers matters bearing on the Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On March 6, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On March 7, 2012, the Board, including a majority of the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

■	Information on the investment performance of the Fund relative to the performance of the Fund’s benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

■

Information on the Fund’s advisory fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

■

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

■	The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

■

The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

■	Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

■	Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

■	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly

37

qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager’s investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager’s ability to coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund’s Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund’s performance was in the twenty-fifth, fifty-eighth and forty-sixth percentile (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund’s advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund’s actual management fee and total net expense ratio are both ranked in the fourth quintiles against the Fund’s expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

38

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund’s advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The

Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of

39

brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including a majority of the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Pacific/Asia Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street Boston, MA 02110

41

Columbia Pacific/Asia Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1156 C (5/12)

Columbia Select Large Cap Growth Fund

Annual Report for the Period Ended March 31, 2012

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples”— an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for companies to restructure their balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, it has delayed a true reckoning with the European financial situation, as concerns about Spain and Portugal continue to cloud the outlook. These structural challenges that persist in the developed world, and slowing growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

■	detailed up-to-date fund performance and portfolio information
■	economic analysis and market commentary
■	quarterly fund commentaries
■	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Select Large Cap Growth Fund

Summary

■	For the 12-month period that ended March 31, 2012, the fund’s Class A shares returned 6.39% without sales charge.

■	The fund’s return was less than the 11.02% return of its benchmark, the Russell 1000 Growth Index.[1]

■	Stock selection was the primary reason for the fund’s underperformance relative to the index, with the biggest disappointments coming from the information technology sector.

Portfolio Management

Thomas M. Galvin, lead manager, has managed or co-managed the fund since 2008. From 2003 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. Galvin was associated with the fund’s previous investment adviser or its predecessor as an investment professional.

Richard A. Carter has co-managed the fund since 2009. From 2003 until joining the Investment Manager in May 2010, Mr. Carter was associated with the fund’s previous investment adviser or its predecessor as an investment professional.

Todd D. Herget has co-managed the fund since 2009. From 1998 until joining the Investment Manager in May 2010, Mr. Herget was associated with the fund’s previous investment adviser or its predecessor as an investment professional.

[1]	The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/12

+ 6.39% Class A Shares (without sales charge)

+ 11.02% Russell 1000 Growth Index

Morningstar Style Box™

Equity Style

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Select Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/02 – 03/31/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/02 – 03/31/12 ($)

Sales charge	without	with
Class A*	16,199	15,266
Class C*	15,030	15,030
Class I*	16,639	n/a
Class R*	15,740	n/a
Class W*	16,165	n/a
Class Z	16,594	n/a

Average annual total return as of 03/31/12 (%)

Share class	A*		C*		I*	R*	W*	Z
Inception	09/28/07		09/28/07		09/27/10	12/31/04	09/27/10	10/01/97
Sales charge	without	with	without	with	without	without	without	without
1-year	6.39	0.29	5.57	4.57	6.85	6.11	6.39	6.64
5-year	6.44	5.18	5.65	5.65	6.75	6.16	6.41	6.69
10-year	4.94	4.32	4.16	4.16	5.22	4.64	4.92	5.19

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class W shares are sold at net asset value with a distribution and service (Rule 12b-1) fee. Class I, Class R, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

2

Fund Expense Example – Columbia Select Large Cap Growth Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

10/01/11 – 03/31/12

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,269.30	1,019.44	6.15	5.47	1.09
Class C	1,000.00	1,000.00	1,264.90	1,015.61	10.47	9.32	1.86
Class I	1,000.00	1,000.00	1,271.50	1,021.58	3.73	3.32	0.66
Class R	1,000.00	1,000.00	1,267.80	1,018.20	7.56	6.72	1.34
Class W	1,000.00	1,000.00	1,269.30	1,019.44	6.15	5.47	1.09
Class Z	1,000.00	1,000.00	1,271.40	1,020.69	4.74	4.22	0.84

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

3

Portfolio Managers’ Report – Columbia Select Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/12 ($)
Class A	14.28
Class C	13.80
Class I	14.47
Class R	13.87
Class W	14.28
Class Z	14.43

Distributions declared per share

04/01/11 – 03/31/12
Class A	0.21
Class C	0.21
Class I	0.21
Class R	0.21
Class W	0.21
Class Z	0.21

For the 12-month period that ended March 31, 2012, the fund’s Class A shares returned 6.39% without sales charge. The fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 11.02%. Stock selection was the primary reason for the shortfall relative to the index, with the biggest disappointments coming from the information technology sector.

An improving economy supports equity returns

During the first half of the 12-month period, a series of natural disasters in Japan, Europe’s debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster and job growth was disappointing. However, the pace of growth picked up in the second half of the period and prospects brightened as fears of a lapse back into recession faded. Consumer confidence improved as the labor market added more than a million new jobs between October 2011 and March 2012, while the jobless rate fell to 8.2%. Household net worth also picked up as the equity markets rebounded. Headline inflation — which tracks a broad range of consumer expenditures, including food and energy — moved marginally higher. Despite a modest slowdown in manufacturing activity late in the summer of 2011, manufacturing activity stabilized and expanded into 2012. Housing continues to be the one nagging weak spot in the economy. Yet, there is hope that a bottom in the housing market is in sight.

Stock selection yields mixed results

The portfolio benefited early in the 12-month period as investors leaned toward high quality, high growth companies. However, overall growth stock returns were dampened during the summer of 2011 as the market began to focus on an uncertain economic landscape. In this environment, the stock multiples (the ratio of share prices to earnings) of many high growth firms were compressed as investors shifted to the stability and safety of mature, yield-oriented companies. In the second half of the period investor sentiment turned back to growth companies, but the boost was not enough to offset the 2011 summer selloff.

In this environment, our stock selection in the energy, consumer discretionary and health care sectors aided relative returns. In energy, we avoided many underperforming energy equipment and service companies, while a stake in offshore production technology provider FMC Technologies (2.9% of net assets) was also beneficial. The fund’s consumer discretionary holdings aided performance. Notable outperformers included lululemon athletica (3.9% of net assets), a specialty retailer that specializes in yoga-inspired clothing, and restaurant chain Chipotle Mexican Grill (2.3% of net assets). A number of health care holdings also performed strongly, including Biogen Idec, a leader in multiple sclerosis treatments; Celgene, which develops cancer treatments and Allergan, the maker of Botox and obesity devices (3.3%, 2.7% and 2.6% of net assets, respectively). Alexion Pharmaceuticals (2.2% of net assets) surged in price as it raised revenue guidance and gained FDA approval for Soliris, a drug that treats atypical hemolytic uremic syndrome, a genetic disease that damages vital organs.

In the consumer staples sector, Green Mountain Coffee Roasters (3.4% of net assets) detracted from returns. Despite revenue growth in excess of 90%, the stock was hurt as it missed consensus sales projections and on concerns about corporate governance. We added to the fund’s position on price weakness as we believe the company is well managed and will continue to capture market share while also benefiting from its Dunkin’ Donuts and Starbucks K-Cup

4

Portfolio Managers’ Report (continued) – Columbia Select Large Cap Growth Fund partnerships. Meanwhile, biotechnology firm Dendreon was a significant detractor. We sold Dendreon as shares sold off sharply following the announcement of lower than anticipated demand for its advanced prostate cancer treatment Provenge.

Information technology stocks disappoint

The majority of the fund’s underperformance stemmed from positions in the information technology sector. Notable detractors included Internet protocol network solution provider Acme Packet and network infrastructure hardware maker Juniper Networks (3.1% of net assets). Juniper has a strong product pipeline, but the firm reported earnings and revenue below expectations. Acme Packet was sold from the portfolio.

Looking ahead

We believe that high quality, high growth companies should continue to benefit in this period of the economic cycle. Improvement in many economic metrics indicates that we are still in recovery mode, and much of the developed and emerging world’s central banks are remaining extremely accommodative or in an easing cycle, which could help carry the positive momentum further. Yet even with these positives, investors continue to look out for macro-related risks and seek relative safety in the fixed-income markets. The market has constantly focused on concerns ranging from credit defaults in the municipal markets, the tragedy in Japan, Asian growth slowdown, financial distress in Europe and now tensions in Iran and the higher prices of oil, all while the fund’s high growth companies continue to deliver products and services that are in demand regardless of these headwinds. Broadly speaking, we feel that that the S&P 500 Index’s impressive earnings growth of roughly 16% for the last two years will begin to slow down, which should allow the market to reward companies that are able to maintain high levels of organic sales and earnings growth. We believe we have invested the portfolio with a mix of established and emerging growth stocks that also have the benefit of more diverse earnings geographies and time frames, which help diversify the strategy in various market environments. While the broad market may not be as attractive after the first quarter 2012 rally, we believe that on a stock by stock basis there is the potential for more upside from here for some stocks.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Portfolio Breakdown(1)

as of 03/31/12 (%)
Common Stocks
Consumer Discretionary	27.1
Consumer Staples	6.4
Energy	5.7
Financials	6.0
Health Care	17.3
Industrials	5.1
Information Technology	32.2
Other(2)	0.2

[1]	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
[2]	Includes investments in affiliated money market fund.

Top Ten Holdings (1)

as of 03/31/12 (%)
Salesforce.com, Inc.	4.7
Baidu, Inc., ADR	4.7
priceline.com, Inc.	4.6
Cognizant Technology Solutions Corp., Class A	4.2
lululemon athletica, Inc.	3.9
Las Vegas Sands Corp.	3.9
Franklin Resources, Inc.	3.9
Michael Kors Holdings Ltd.	3.9
Amazon.com, Inc.	3.7
EMC Corp.	3.7

[1]	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and affiliated money market fund).

Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed.

The fund’s holdings and their weights within the portfolio may change as market conditions change.

5

Portfolio of Investments – Columbia Select Large Cap Growth Fund

March 31, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 99.2%
CONSUMER DISCRETIONARY 26.9%
Hotels, Restaurants & Leisure 9.1%
Chipotle Mexican Grill, Inc.(a)	369,300	$154,367,400
Las Vegas Sands Corp.	4,601,900	264,931,383
Yum! Brands, Inc.	2,832,190	201,595,284

Total		620,894,067
Internet & Catalog Retail 8.2%
Amazon.com, Inc.(a)(b)	1,245,555	252,237,343
priceline.com, Inc.(a)(b)	431,153	309,352,278

Total		561,589,621
Textiles, Apparel & Luxury Goods 9.6%
Fossil, Inc.(a)	983,906	129,855,914
lululemon athletica, Inc.(a)	3,559,891	265,852,660
Michael Kors Holdings Ltd.(a)	5,611,070	261,419,751

Total		657,128,325
TOTAL CONSUMER DISCRETIONARY		1,839,612,013
CONSUMER STAPLES 6.4%
Food Products 3.4%
Green Mountain Coffee Roasters, Inc.(a)	4,896,650	229,359,086
Personal Products 3.0%
Estee Lauder Companies, Inc. (The), Class A	3,327,050	206,077,477
TOTAL CONSUMER STAPLES		435,436,563
ENERGY 5.7%
Energy Equipment & Services 2.9%
FMC Technologies, Inc.(a)	3,904,517	196,865,747
Oil, Gas & Consumable Fuels 2.8%
EOG Resources, Inc.	1,732,897	192,524,857
TOTAL ENERGY		389,390,604
FINANCIALS 5.9%
Capital Markets 3.9%
Franklin Resources, Inc.	2,128,430	263,989,173
Diversified Financial Services 2.0%
IntercontinentalExchange, Inc.(a)	1,018,820	140,006,244
TOTAL FINANCIALS		403,995,417
HEALTH CARE 17.2%
Biotechnology 8.2%
Alexion Pharmaceuticals, Inc.(a)	1,643,640	152,628,410
Biogen Idec, Inc.(a)	1,799,900	226,733,403
Celgene Corp.(a)	2,339,655	181,370,056

Total		560,731,869
Health Care Providers & Services 2.9%
McKesson Corp.	2,216,060	194,503,586
Pharmaceuticals 6.1%
Allergan, Inc.	1,890,806	180,439,616
Novo Nordisk A/S, ADR	1,713,387	237,663,911

Total		418,103,527
TOTAL HEALTH CARE		1,173,338,982
INDUSTRIALS 5.0%
Aerospace & Defense 2.7%
Precision Castparts Corp.	1,085,270	187,643,183

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS (cont.)
Air Freight & Logistics 2.3%
Expeditors International of Washington, Inc.	3,368,302	$156,659,726
TOTAL INDUSTRIALS		344,302,909
INFORMATION TECHNOLOGY 32.1%
Communications Equipment 8.7%
F5 Networks, Inc.(a)	1,277,339	172,389,672
Juniper Networks, Inc.(a)(b)	9,254,080	211,733,350
QUALCOMM, Inc.	3,093,190	210,398,784

Total		594,521,806
Computers & Peripherals 3.7%
EMC Corp.(a)	8,428,440	251,841,787
Internet Software & Services 8.1%
Baidu, Inc., ADR(a)	2,186,087	318,665,902
Google, Inc., Class A(a)	363,349	232,993,913

Total		551,659,815
IT Services 6.9%
Cognizant Technology Solutions Corp., Class A(a)	3,688,736	283,848,235
Visa, Inc., Class A	1,629,300	192,257,400

Total		476,105,635
Software 4.7%
Salesforce.com, Inc.(a)	2,066,120	319,236,201
TOTAL INFORMATION TECHNOLOGY		2,193,365,244
Total Common Stocks
(Cost: $5,049,703,060)		$6,779,441,732

Money Market Funds 0.2%
Columbia Short-Term Cash Fund,
0.161%(c)(d)	10,320,898	$10,320,898
Total Money Market Funds
(Cost: $10,320,898)		$10,320,898

Issuer	Effective Yield	Principal
Investments of Cash Collateral Received for Securities on Loan 0.6%
Asset-Backed Commercial Paper 0.1%
Atlantis One
04/11/12	0.511%	$4,993,554	$4,993,554
Kells Funding LLC
04/13/12	0.581%	1,997,004	1,997,004
06/04/12	0.501%	1,997,361	1,997,361

Total			8,987,919
Certificates of Deposit 0.3%
Australia and New Zealand Bank Group, Ltd.
05/16/12	0.470%	4,000,000	4,000,000
Bank of Nova Scotia
07/26/12	0.321%	2,000,000	2,000,000
Barclays Bank PLC
04/18/12	0.600%	4,000,000	4,000,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Select Large Cap Growth Fund

March 31, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Principal	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit (cont.)
Hong Kong Shanghai Bank Corp., Ltd.
04/16/12	0.250%	$2,000,000	$2,000,000
Mitsubishi UFJ Trust and Banking Corp.
05/31/12	0.390%	3,000,038	3,000,038
Union Bank of Switzerland
04/17/12	0.580%	5,000,000	5,000,000
Westpac Banking Corp.
04/02/12	0.250%	3,000,000	3,000,000

Total			23,000,038
Commercial Paper 0.1%
Development Bank of Singapore Ltd.
08/02/12	0.551%	1,994,683	1,994,683
Nordea Bank AB
07/24/12	0.627%	2,990,521	2,990,521

Total			4,985,204

Issuer	Effective Yield	Principal	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements 0.1%
UBS Securities LLC dated 03/30/12, matures 04/02/12,
repurchase price $3,724,395(e)	0.180%	$3,724,339	$3,724,339

Total			3,724,339
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $40,697,500)			$40,697,500
Total Investments
(Cost: $5,100,721,458)			$6,830,460,130
Other Assets & Liabilities, Net			(1,071,554)
Net Assets			$6,829,388,576

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At March 31, 2012, security was partially or fully on loan.

(c)	The rate shown is the seven-day current annualized yield at March 31, 2012.

(d)	Investments in affiliates during the year ended March 31, 2012:

Issuer	Beginning Cost	Purchase	Sales Proceeds	Realized Gain/Loss	Ending Cost	Dividends	Value
Columbia Short-Term Cash Fund	$—	$2,083,378,806	$(2,073,057,908)	$—	$10,320,898	$123,435	$10,320,898
Acme Packet, Inc. *	—	441,366,431	(257,090,566)	(184,275,865)	—	—	—
Total	$—	$2,524,745,237	$(2,330,148,474)	$(184,275,865)	$10,320,898	$123,435	$10,320,898

*	The Fund owned 5 % or more of the total shares outstanding for this security at various times during the fiscal year ended 03/31/2012. The Fund did not own any shares of this security at 03/31/2012.

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

UBS Securities LLC (0.180%)

Security Description	Value
Ginnie Mae I Pool	$737,291
Ginnie Mae II Pool	3,061,535
Total Market Value of Collateral Securities	$3,798,826

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

Columbia Select Large Cap Growth Fund

March 31, 2012

Fair Value Measurements (continued)

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of March 31, 2012:

	Fair value at March 31, 2012
Description	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$1,839,612,013	$—	$—	$1,839,612,013
Consumer Staples	435,436,563	—	—	435,436,563
Energy	389,390,604	—	—	389,390,604
Financials	403,995,417	—	—	403,995,417
Health Care	1,173,338,982	—	—	1,173,338,982
Industrials	344,302,909	—	—	344,302,909
Information Technology	2,193,365,244	—	—	2,193,365,244
Total Equity Securities	6,779,441,732	—	—	6,779,441,732
Other
Money Market Funds	10,320,898	—	—	10,320,898
Investments of Cash Collateral Received for Securities on Loan	—	40,697,500	—	40,697,500
Total Other	10,320,898	40,697,500	—	51,018,398
Total	$6,789,762,630	$40,697,500	$—	$6,830,460,130

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Statement of Assets and Liabilities – Columbia Select Large Cap Growth Fund

March 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $5,049,703,060)	$6,779,441,732
Affiliated issuers (identified cost $10,320,898)	10,320,898
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $36,973,161)	36,973,161
Repurchase agreements (identified cost $3,724,339)	3,724,339
Total investments (identified cost $5,100,721,458)	6,830,460,130
Receivable for:
Investments sold	43,139,578
Capital shares sold	19,627,977
Dividends	4,196,065
Interest	23,653
Reclaims	515,271
Prepaid expense	50,524
Trustees’ deferred compensation plan	53,309
Total assets	6,898,066,507

Liabilities
Due upon return of securities on loan	40,697,500
Payable for:
Investments purchased	4,848,157
Capital shares purchased	22,245,958
Investment management fees	108,722
Distribution and service fees	16,580
Transfer agent fees	504,805
Administration fees	8,486
Compensation of board members	1,804
Chief compliance officer expenses	859
Other expenses	191,751
Trustees’ deferred compensation plan	53,309
Total liabilities	68,677,931
Net assets applicable to outstanding capital stock	$6,829,388,576

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Statement of Assets and Liabilities (continued) – Columbia Select Large Cap Growth Fund

March 31, 2012

Represented by
Paid-in capital	$5,353,717,937
Accumulated net investment loss	(8,316,288)
Accumulated net realized loss	(245,751,745)
Unrealized appreciation (depreciation) on:
Investments	1,729,738,672
Total — representing net assets applicable to outstanding capital stock	$6,829,388,576
*Value of securities on loan	$39,658,500
Net assets applicable to outstanding shares
Class A	$2,023,474,844
Class C	$81,441,424
Class I	$283,919,716
Class R	$14,619,072
Class W	$52,432,025
Class Z	$4,373,501,495
Shares outstanding
Class A	141,685,896
Class C	5,901,555
Class I	19,616,275
Class R	1,053,755
Class W	3,671,900
Class Z	303,186,112
Net asset value per share
Class A(a)	$14.28
Class C	$13.80
Class I	$14.47
Class R	$13.87
Class W	$14.28
Class Z	$14.43

(a)	The maximum offering price per share for Class A is $15.15. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Operations – Columbia Select Large Cap Growth Fund

Year ended March 31, 2012

Net investment income
Income:
Dividends	$25,152,590
Interest	4,470
Dividends from affiliates	123,435
Income from securities lending — net	153,070
Foreign taxes withheld	(581,284)
Total income	24,852,281
Expenses:
Investment management fees	32,252,320
Distribution fees
Class C	301,363
Class R	41,363
Service fees
Class A	3,857,839
Class C	100,454
Class W	107,565
Transfer agent fees
Class A	3,010,604
Class C	79,177
Class R	15,200
Class W	85,338
Class Z	7,442,121
Administration fees	3,883,788
Compensation of board members	160,325
Pricing and bookkeeping fees	46,858
Custodian fees	69,285
Printing and postage fees	306,285
Registration fees	323,559
Professional fees	198,307
Chief compliance officer expenses	3,207
Other	180,333
Total expenses	52,465,291
Expense reductions	(5,090)
Total net expenses	52,460,201
Net investment loss	(27,607,920)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(240,158,887)
Net realized loss	(240,158,887)
Net change in unrealized appreciation (depreciation) on:
Investments	739,278,810
Net change in unrealized appreciation	739,278,810
Net realized and unrealized gain	499,119,923
Net increase in net assets resulting from operations	$471,512,003

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Changes in Net Assets – Columbia Select Large Cap Growth Fund

Year ended March 31,	2012	2011

Operations
Net investment loss	$(27,607,920)	$(19,418,660)
Net realized gain (loss)	(240,158,887)	351,743,043
Net change in unrealized appreciation	739,278,810	605,481,661
Net increase in net assets resulting from operations	471,512,003	937,806,044

Distributions to shareholders from:
Net realized gains
Class A	(21,108,582)	—
Class C	(373,116)	—
Class I	(2,275,091)	—
Class R	(64,675)	—
Class W	(631,181)	—
Class Z	(55,884,936)	—
Total distributions to shareholders	(80,337,581)	—
Increase (decrease) in net assets from share transactions	1,656,374,397	1,565,789,704
Proceeds from regulatory settlements (Note 6)	15,727	—
Total increase in net assets	2,047,564,546	2,503,595,748
Net assets at beginning of year	4,781,824,030	2,278,228,282
Net assets at end of year	$6,829,388,576	$4,781,824,030
Accumulated net investment loss	$(8,316,288)	$(34,097)

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Changes in Net Assets (continued) – Columbia Select Large Cap Growth Fund

Year ended March 31,	2012		2011
	Shares	Dollars ($)	Shares	Dollars ($)

Capital stock activity
Class A shares
Subscriptions	88,391,261	1,130,425,807	51,875,646	606,878,992
Distributions reinvested	1,571,920	20,780,793	—	—
Redemptions	(39,426,582)	(500,958,000)	(15,170,970)	(176,280,576)
Net increase	50,536,599	650,248,600	36,704,676	430,598,416
Class C shares
Subscriptions	5,324,314	66,175,011	887,774	11,066,341
Distributions reinvested	17,127	219,913	—	—
Redemptions	(533,782)	(6,568,590)	(104,918)	(1,200,978)
Net increase	4,807,659	59,826,334	782,856	9,865,363
Class I shares
Subscriptions	14,298,315	183,965,493	10,005,144	131,694,928
Distributions reinvested	170,416	2,275,045	—	—
Redemptions	(4,073,600)	(54,479,499)	(784,000)	(10,141,541)
Net increase	10,395,131	131,761,039	9,221,144	121,553,387
Class R shares
Subscriptions	954,688	12,007,038	244,885	2,682,857
Distributions reinvested	5,029	64,675	—	—
Redemptions	(126,277)	(1,557,332)	(63,966)	(707,930)
Net increase	833,440	10,514,381	180,919	1,974,927
Class W shares
Subscriptions	1,571,401	19,941,166	3,271,632	41,579,863
Distributions reinvested	47,777	631,135	—	—
Redemptions	(1,011,577)	(13,267,949)	(207,333)	(2,701,188)
Net increase	607,601	7,304,352	3,064,299	38,878,675
Class Z shares
Subscriptions	145,887,125	1,916,581,934	123,894,850	1,424,613,465
Distributions reinvested	695,700	9,266,724	—	—
Redemptions	(87,559,750)	(1,129,128,967)	(39,124,601)	(461,694,529)
Net increase	59,023,075	796,719,691	84,770,249	962,918,936
Total net increase	126,203,505	1,656,374,397	134,724,143	1,565,789,704

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Financial Highlights – Columbia Select Large Cap Growth Fund

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended March 31,
	2012		2011		2010		2009		2008(a)
Class A
Per share data
Net asset value, beginning of period	$13.63		$10.60		$7.06		$11.30		$12.18
Income from investment operations:
Net investment loss	(0.09)		(0.09)		(0.05)		(0.06)		(0.05)
Net realized and unrealized gain (loss)	0.95		3.12		3.59		(4.18)		(0.83)
Total from investment operations	0.86		3.03		3.54		(4.24)		(0.88)
Less distributions to shareholders from:
Net realized gains	(0.21)		—		—		—		—
Total distributions to shareholders	(0.21)		—		—		—		—
Proceeds from regulatory settlement	0.00	(b)	—		—		0.00	(b)	—
Net asset value, end of period	$14.28		$13.63		$10.60		$7.06		$11.30
Total return	6.39%		28.58%		50.14%		(37.52%	)	(7.22%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.11%		1.24%		1.26%		1.33%	(e)	1.21%	(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.11%	(f)	1.24%	(f)	1.26%	(f)	1.28%	(e)(f)	1.16%	(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.11%		1.24%		1.26%		1.33%		1.21%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.11%	(f)	1.24%	(f)	1.26%	(f)	1.28%	(f)	1.16%	(d)(f)
Net investment loss	(0.66%	)(f)	(0.79%	)(f)	(0.53%	)(f)	(0.77%	)(f)	(0.92%	)(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$2,023,475		$1,242,211		$576,956		$84,493		$2,141
Portfolio turnover	53%		71%		27%		58%		39%

Notes to Financial Highlights

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Rounds to less than $0.01.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Includes interest expense which rounds to less than 0.01%.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Financial Highlights (continued) – Columbia Select Large Cap Growth Fund

	Year ended March 31,
	2012		2011		2010		2009		2008(a)
Class C
Per share data
Net asset value, beginning of period	$13.28		$10.40		$6.98		$11.26		$12.18
Income from investment operations:
Net investment loss	(0.17)		(0.17)		(0.12)		(0.12)		(0.09)
Net realized and unrealized gain (loss)	0.90		3.05		3.54		(4.16)		(0.83)
Total from investment operations	0.73		2.88		3.42		(4.28)		(0.92)
Less distributions to shareholders from:
Net realized gains	(0.21)		—		—		—		—
Total distributions to shareholders	(0.21)		—		—		—		—
Proceeds from regulatory settlement	0.00	(b)	—		—		0.00	(b)	—
Net asset value, end of period	$13.80		$13.28		$10.40		$6.98		$11.26
Total return	5.57%		27.69%		49.00%		(38.01%	)	(7.55%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.86%		1.99%		2.01%		2.08%	(e)	1.96%	(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.86%	(f)	1.99%	(f)	2.01%	(f)	2.03%	(e)(f)	1.91%	(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.86%		1.99%		2.01%		2.08%		1.96%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.86%	(f)	1.99%	(f)	2.01%	(f)	2.03%	(f)	1.91%	(d)(f)
Net investment loss	(1.35%	)(f)	(1.49%	)(f)	(1.27%	)(f)	(1.37%	)(f)	(1.59%	)(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$81,441		$14,523		$3,234		$763		$238
Portfolio turnover	53%		71%		27%		58%		39%

Notes to Financial Highlights

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Rounds to less than $0.01.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Includes interest expense which rounds to less than 0.01%.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights (continued) – Columbia Select Large Cap Growth Fund

	Year ended March 31,
	2012		2011(a)
Class I
Per share data
Net asset value, beginning of period	$13.75		$11.23
Income from investment operations:
Net investment loss	(0.02)		(0.01)
Net realized and unrealized gain	0.95		2.53
Total from investment operations	0.93		2.52
Less distributions to shareholders from:
Net realized gains	(0.21)		—
Total distributions to shareholders	(0.21)		—
Proceeds from regulatory settlement	0.00	(b)	—
Net asset value, end of period	$14.47		$13.75
Total return	6.85%		22.44%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.67%		0.76%	(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.67%	(e)	0.76%	(d)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.67%		0.76%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.67%	(e)	0.76%	(d)(e)
Net investment loss	(0.19%	)(e)	(0.18%	)(d)(e)
Supplemental data
Net assets, end of period (in thousands)	$283,920		$126,813
Portfolio turnover	53%		71%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)	Rounds to less than $0.01.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights (continued) – Columbia Select Large Cap Growth Fund

	Year ended March 31,
	2012		2011		2010		2009		2008(a)
Class R
Per share data
Net asset value, beginning of period	$13.28		$10.35		$6.91		$11.09		$10.45
Income from investment operations:
Net investment loss	(0.10)		(0.12)		(0.07)		(0.07)		(0.14)
Net realized and unrealized gain (loss)	0.90		3.05		3.51		(4.11)		0.78
Total from investment operations	0.80		2.93		3.44		(4.18)		0.64
Less distributions to shareholders from:
Net realized gains	(0.21)		—		—		—		—
Total distributions to shareholders	(0.21)		—		—		—		—
Proceeds from regulatory settlement	0.00	(b)	—		—		0.00	(b)	—
Net asset value, end of period	$13.87		$13.28		$10.35		$6.91		$11.09
Total return	6.11%		28.31%		49.78%		(37.69%	)	6.12%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.35%		1.49%		1.51%		1.58%	(d)	1.70%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.35%	(e)	1.49%	(e)	1.51%	(e)	1.53%	(d)(e)	1.66%	(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.35%		1.49%		1.51%		1.58%		1.70%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.35%	(e)	1.49%	(e)	1.51%	(e)	1.53%	(e)	1.66%	(e)
Net investment loss	(0.84%	)(e)	(1.03%	)(e)	(0.71%	)(e)	(0.80%	)(e)	(1.22%	)(e)
Supplemental data
Net assets, end of period (in thousands)	$14,619		$2,926		$408		$23		$22
Portfolio turnover	53%		71%		27%		58%		39%

Notes to Financial Highlights

(a)

On March 31, 2008, Retirement Shares class of Large Cap Growth Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class R shares. The financial information of the Fund’s Class R shares includes the financial information of Large Cap Growth Fund’s Retirement Shares class.

(b)	Rounds to less than $0.01.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Select Large Cap Growth Fund

	Year ended March 31,
	2012		2011(a)
Class W
Per share data
Net asset value, beginning of period	$13.63		$11.16
Income from investment operations:
Net investment loss	(0.09)		(0.05)
Net realized and unrealized gain	0.95		2.52
Total from investment operations	0.86		2.47
Less distributions to shareholders from:
Net realized gains	(0.21)		—
Total distributions to shareholders	(0.21)		—
Proceeds from regulatory settlement	0.00	(b)	—
Net asset value, end of period	$14.28		$13.63
Total return	6.39%		22.13%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.12%		1.25%	(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.12%	(e)	1.25%	(d)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.12%		1.25%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.12%	(e)	1.25%	(d)(e)
Net investment loss	(0.67%	)(e)	(0.78%	)(d)(e)
Supplemental data
Net assets, end of period (in thousands)	$52,432		$41,768
Portfolio turnover	53%		71%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)	Rounds to less than $0.01.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Select Large Cap Growth Fund

	Year ended March 31,
	2012		2011		2010		2009		2008(a)(b)
Class Z
Per share data
Net asset value, beginning of period	$13.74		$10.65		$7.08		$11.30		$10.60
Income from investment operations:
Net investment loss	(0.06)		(0.06)		(0.03)		(0.03)		(0.08)
Net realized and unrealized gain (loss)	0.96		3.15		3.60		(4.19)		0.78
Total from investment operations	0.90		3.09		3.57		(4.22)		0.70
Less distributions to shareholders from:
Net realized gains	(0.21)		—		—		—		—
Total distributions to shareholders	(0.21)		—		—		—		—
Proceeds from regulatory settlement	0.00	(c)	—		—		0.00	(c)	—
Net asset value, end of period	$14.43		$13.74		$10.65		$7.08		$11.30
Total return	6.64%		29.01%		50.42%		(37.35%	)	6.60%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.86%		0.99%		1.01%		1.08%	(e)	1.20%
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	0.86%	(f)	0.99%	(f)	1.01%	(f)	1.03%	(e)(f)	1.16%	(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.86%		0.99%		1.01%		1.08%		1.20%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	0.86%	(f)	0.99%	(f)	1.01%	(f)	1.03%	(f)	1.16%	(f)
Net investment loss	(0.43%	)(f)	(0.54%	)(f)	(0.29%	)(f)	(0.38%	)(f)	(0.69%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$4,373,501		$3,353,583		$1,697,630		$732,391		$938,734
Portfolio turnover	53%		71%		27%		58%		39%

Notes to Financial Highlights

(a)

On March 31, 2008, Shares class of Large Cap Growth Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z shares. The financial information of the Fund’s Class Z shares includes the financial information of Large Cap Growth Fund’s Shares class.

(b)	On March 31, 2008, Large Cap Growth Fund’s Institutional Shares class was reorganized into the Fund’s Class Z shares.

(c)	Rounds to less than $0.01.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Includes interest expense which rounds to less than 0.01%.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Notes to Financial Statements – Columbia Select Large Cap Growth Fund

March 31, 2012

Note 1. Organization

Columbia Select Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying

20

Columbia Select Large Cap Growth Fund

March 31, 2012

securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

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Columbia Select Large Cap Growth Fund

March 31, 2012

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.75% to 0.43% as the Fund’s net assets increased. The effective management fee rate for the year ended March 31, 2012 was 0.57% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.15% of the Fund’s average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. The effective administration fee rate for the year ended March 31, 2012 was 0.07% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

22

Columbia Select Large Cap Growth Fund

March 31, 2012

For the year ended March 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class C	0.20
Class R	0.18
Class W	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2012, these minimum account balance fees reduced total expenses by $4,964.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class W shares, respectively.

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $916,316 for Class A shares and $15,120 for Class C shares for the year ended March 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective August 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.25%
Class C	2.00
Class I	0.84
Class R	1.50
Class W	1.25
Class Z	1.00

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to August 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund’s expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund’s ordinary net operating

23

Columbia Select Large Cap Growth Fund

March 31, 2012

expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.25%
Class C	2.00
Class I	0.89
Class R	1.50
Class W	1.25
Class Z	1.00

Effective April 20, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.19%
Class C	1.94
Class I	0.82
Class R	1.44
Class W	1.19
Class Z	0.94

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended March 31, 2012, these differences are primarily due to differing treatment for proceeds from regulatory settlement, deferral/reversal of wash sale losses, excess distributions, Trustees’ deferred compensation, net operating loss reclassifications, Post-October capital losses, and late-year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net investment loss	$19,325,729
Accumulated net realized loss	782,920
Paid-in capital	(20,108,649)

Net investment loss and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended March 31,	2012	2011
Ordinary income	$—	$—
Long-term capital gains	80,337,581	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At March 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$—
Unrealized appreciation	1,714,348,115

At March 31, 2012, the cost of investments for federal income tax purposes was $5,116,112,015 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,916,924,310
Unrealized depreciation	(202,576,195)

Net unrealized appreciation	$1,714,348,115

The following capital loss carryforward, determined at March 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
Unlimited short-term	$122,252,653

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated

24

Columbia Select Large Cap Growth Fund

March 31, 2012

investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2012, the Fund will elect to treat late-year ordinary losses of $8,268,799 and post-October capital losses of $108,108,535 as arising on April 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $4,591,397,643 and $2,991,603,613, respectively, for the year ended March 31, 2012.

Note 6. Regulatory Settlements

During the year ended March 31, 2012, the Fund received $15,727 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

Note 7. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan

Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended March 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

25

Columbia Select Large Cap Growth Fund

March 31, 2012

At March 31, 2012, securities valued at $39,658,500 were on loan, secured by cash collateral of $40,697,500 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 8. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period April 1, 2011 through July 10, 2011, these credits reduced total expenses by $126.

Note 9. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At March 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 64.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period June 27, 2011 through July 8, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $100,000 committed, unsecured revolving credit facility provided by State Street. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. Prior to May 16, 2011, the collective borrowing amount of the credit facility was $225 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended March 31, 2012.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 3 above and in the next paragraph, there were no items requiring adjustment of the financial statements or additional disclosure.

On April 20, 2012, one unaffiliated shareholder of the Fund redeemed $903,837,648, substantially all through an in-kind transaction. This amount represented approximately 14% of the Fund’s net assets as of that date.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now

26

Columbia Select Large Cap Growth Fund

March 31, 2012

known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Select Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Large Cap Growth Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 22, 2012

28

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships Held

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 51; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 51; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004 Oversees 51; None

Nancy T. Lukitsh (born 1956)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 51; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 51; DynaVox Inc. (speech creation); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

29

Fund Governance (continued)

Independent Trustees (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 51; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 51; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 51; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 51; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 51; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

30

Fund Governance (continued)

Interested Trustee

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 51; Columbia Funds Board.

31

Fund Governance (continued)

Officers

Name, Year of birth and address	Principal occupation(s) during the past five years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Thomas P. McGuire (born 1972)
225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President–Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

32

Fund Governance (continued)

Officers (continued)

Name, Year of birth and address	Principal occupation(s) during the past five years

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968)
225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

33

Board Consideration and Approval of Advisory Agreement

On March 7, 2012, the Board of Trustees (the “Board”) and a majority of the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) unanimously approved the continuation of the Investment Management Services Agreement (the “Advisory Agreement”) with Columbia Management Investment Advisers, LLC (the “Investment Manager”) with respect to Columbia Select Large Cap Growth Fund (the “Fund”), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the “Committee”) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on March 6, 2012 and at the Board meeting held on March 7, 2012. In addition, the Board considers matters bearing on the Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On March 6, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On March 7, 2012, the Board, including a majority of the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

■

Information on the investment performance of the Fund relative to the performance of the Fund’s benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

■

Information on the Fund’s advisory fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

■

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

■	The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

■

The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

■	Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

■	Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

■	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager

34

and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager’s investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager’s ability to coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund’s Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund’s performance was in the 65.2,7.4 and 11.4 percentile (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund’s advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund’s actual management fee and total net

35

expense ratio are ranked in the 2 and 2 quintiles, respectively, against the Fund’s expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund’s advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide

36

administrative services to the Fund and the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including a majority of the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Select Large Cap Growth Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street Boston, MA 02110

41

Columbia Select Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1161 C (5/12)

Columbia Select Small Cap Fund

Annual Report for the Period Ended March 31, 2012

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples”— an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for companies to restructure their balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, it has delayed a true reckoning with the European financial situation, as concerns about Spain and Portugal continue to cloud the outlook. These structural challenges that persist in the developed world, and slowing growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

■	detailed up-to-date fund performance and portfolio information
■	economic analysis and market commentary
■	quarterly fund commentaries
■	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Select Small Cap Fund

Summary

■	For the 12-month period that ended March 31, 2012, the fund’s Class A shares returned –9.16% without sales charge.

■	The fund lagged its benchmarks, the Russell 2000 Growth Index[1] and the Russell 2000 Index.[2]

■	Stock selection detracted the most from performance versus the Russell indices, but sector allocations also hampered relative results.

Portfolio Management

Wayne M. Collette, lead manager has managed or co-managed the fund since January 2012. From 2001 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. Collette was associated with the fund’s previous investment adviser or its predecessor as an investment professional.

George J. Myers has co-managed the fund since January 2012. From 2004 until joining the Investment Manager in May 2010, Mr. Myers was associated with the fund’s previous investment adviser or its predecessor as an investment professional.

Lawrence W. Lin has co-managed the fund since January 2012. From 2006 until joining the Investment Manager in May 2010, Mr. Lin was associated with the fund’s previous investment adviser or its predecessor as an investment professional.

Brian D. Neigut has co-managed the fund since January 2012. From 2007 until joining the Investment Manager in May 2010, Mr. Neigut was associated with the fund’s previous investment adviser or its predecessor as an investment professional.

[1]	The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[2]	The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies, based on market capitalization.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/12

–9.16% Class A shares (without sales charge)

+0.68% Russell 2000 Growth Index

–0.18% Russell 2000 Index

Morningstar Style Box™

Equity Style

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Select Small Cap Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/02 – 03/31/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Small Cap Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/02 – 03/31/12 ($)

Sales charge	without	with
Class A*	16,995	16,023
Class C*	15,765	15,765
Class R*	16,580	n/a
Class Z	17,487	n/a

Average annual total return as of 3/31/12 (%)

Share class	A*		C*		R*	Z
Inception	09/28/07		09/28/07		12/31/04	12/31/92
Sales charge	without	with	without	with	without	without
1-year	–9.16	–14.38	–9.91	–10.81	–9.41	–8.99
5-year	–0.50	–1.67	–1.25	–1.25	–0.78	–0.28
10-year	5.45	4.83	4.66	4.66	5.19	5.75

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

2

Fund Expense Example – Columbia Select Small Cap Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

10/01/11 – 03/31/12

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,290.20	1,018.15	7.69	6.77	1.35
Class C	1,000.00	1,000.00	1,284.90	1,014.37	11.99	10.57	2.11
Class R	1,000.00	1,000.00	1,288.20	1,016.91	9.10	8.02	1.60
Class Z	1,000.00	1,000.00	1,291.60	1,019.44	6.21	5.47	1.09

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Managers’ Report – Columbia Select Small Cap Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/12 ($)
Class A	16.85
Class C	16.28
Class R	16.36
Class Z	17.01

On January 27, 2012, the Russell 2000 Growth Index was added as a benchmark for the fund. The benchmark was added as the Investment Manager believes it provides a useful performance comparison, given the fund’s investment in companies that have the potential for long-term, above-average earnings growth. On the same date, the fund’s management team also changed. Wayne M. Collette, George J. Myers, Lawrence W. Lin and Brian D. Neigut were named managers of the fund. Effective February 17, 2012, the fund was closed to most new investors and new accounts.

For the 12-month period that ended March 31, 2012, the fund’s Class A shares returned –9.16% without sales charge. The fund’s benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index, returned 0.68% and –0.18%, respectively, over the same period. Both stock selection and sector weights contributed to disappointing performance relative to the benchmarks. For most of the period, the fund was concentrated in 30-40 small-cap stocks with attractive valuations and what we viewed as strong fundamentals.

Challenging year for the economy and for small-cap stocks

During the first half of the 12-month period, a series of natural disasters in Japan, Europe’s debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster and job growth was disappointing. However, the pace of growth picked up in the second half of the period and prospects brightened as fears of a lapse back into recession faded.

Consumer confidence improved as the labor market added more than a million new jobs between October 2011 and March 2012, while the jobless rate fell to 8.2%. Household net worth also picked up as the equity markets rebounded. Headline inflation — which tracks a broad range of consumer expenditures, including food and energy — moved marginally higher. Despite a modest slowdown in manufacturing activity late in the summer of 2011, manufacturing activity stabilized and expanded into 2012. Housing continues to be the one nagging weak spot in the economy. Yet, there is hope that a bottom in the housing market is in sight.

In this environment, the U.S. stock market experienced significant volatility, especially within the small-cap universe. The Russell 2000 Index and the Russell 2000 Growth Index ended the year relatively flat, after recovering from a sharp slide during the summer of 2011, which was triggered by worries over a double-dip recession in the United States and a continuing debt crisis in Europe. Small-cap stocks ended the year behind large caps.

Biggest underperformance from consumer discretionary and financials

The fund lost the most ground relative to the Russell 2000 Growth Index from disappointing stock picks in the consumer discretionary and financials sectors. Among individual detractors within consumer discretionary was Vera Bradley (2.0% of net assets), whose products include women’s handbags, soft luggage and accessories. The company had begun building a presence in Japan when the earthquake and tsunami hit in March 2011, adding to start-up costs and delaying store openings. The stock declined as the company reported weak quarterly results and lowered earnings guidance for its upcoming fiscal year. Within financials, untimely ownership of Utah-based regional bank Zions Bancorp detracted. The stock fell sharply during last

4

Portfolio Managers’ Report (continued) – Columbia Select Small Cap Fund summer’s downturn, and we exited the position. An underweight and disappointing stock selection in energy also hurt relative performance. Shares of exploration-and-production company Comstock Resources posted a steep decline as investors reacted negatively to a recent land acquisition in Texas. Sizable underweights in health care and consumer staples, along with stock picks in health care and materials, further hindered relative performance. Elsewhere, disappointments included STEC, which makes large-scale computer memory products. Its shares plunged as a component shortage in the wake of the Japan earthquake and tsunami led to sharp price competition, an earnings shortfall and market share loss. Zions and Comstock were not in the Russell 2000 Growth Index, and Comstock and STEC were sold from the portfolio in 2011.

Modest outperformance from industrials and technology

Positioning in industrials aided returns. Top contributors there included railroad operator Kansas City Southern (2.4% of net assets), whose stock benefited from a sharp rebound in volumes as the economic outlook improved in the second half of the period. Kansas City was not in the Russell 2000 Growth Index. In technology, which accounted for more than 25% of assets, winners included Fair Isaac (4.8% of net assets), a company that supplies credit scoring and credit account management products and services, and Manhattan Associates (4.3% of net assets), which provides supply chain management software and services. Fair Isaac’s shares benefited as growth in credit card volumes and increased consumer spending drove strong earnings results, while Manhattan’s stock gained from consistently high earnings and accelerating sales growth. Elsewhere, standouts included athenahealth (2.8% of net assets), a leading provider of medical billing services and electronic medical record management via a cloud network. Growing demand for its services in the wake of increased health care regulations pushed the stock sharply higher.

Cautiously optimistic outlook

While many of the issues that worried us in 2011 are still concerns, we are cautiously optimistic about the market’s prospects, given the likelihood in the United States of slow but steady economic growth, moderate inflation and improving employment. We are confident that we can find opportunities to invest in companies with strong balance sheets and improving profits in areas that stand to benefit from pent-up demand, such as autos, housing, technology and apparel. Going forward, we plan to maintain a more diversified portfolio with sectors weights near those of the Russell 2000 Growth Index, significantly more holdings and slightly smaller average market capitalization. We expect to focus on companies with expanding profit margins and market share as well as products and services that can command premium pricing.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Stocks of small-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio Breakdown[1]

as of 03/31/12 (%)
Consumer Discretionary	21.9
Consumer Staples	3.8
Energy	8.0
Financials	4.0
Health Care	9.2
Industrials	18.5
Information Technology	33.9
Other[2]	0.7

[1]	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

[2]	Includes investments in affiliated money market fund.

Top Ten Holdings[1]

as of 03/31/12 (%)
Fair Isaac Corp.	4.9
Manhattan Associates, Inc.	4.4
Plantronics, Inc.	4.3
Endo Pharmaceuticals Holdings, Inc.	4.2
Harman International Industries, Inc.	4.1
Power Integrations, Inc.	4.1
CACI International, Inc., Class A	4.0
Meritage Homes Corp.	3.9
NeuStar, Inc., Class A	3.7
Chicago Bridge & Iron Co. NV	3.5

[1]	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and affiliated money market fund).

Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed.

The fund’s holdings and their weights within the portfolio may change as market conditions change.

5

Portfolio of Investments – Columbia Select Small Cap Fund

March 31, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.7%
CONSUMER DISCRETIONARY 21.8%
Diversified Consumer Services 2.4%
Sotheby’s	160,000	$6,294,400
Hotels, Restaurants & Leisure 3.4%
Bravo Brio Restaurant Group, Inc.(a)(b)	248,355	4,957,166
Life Time Fitness, Inc.(a)(b)	80,000	4,045,600

Total		9,002,766
Household Durables 9.7%
Harman International Industries, Inc.	230,000	10,766,300
Meritage Homes Corp.(a)(b)	380,000	10,282,800
Ryland Group, Inc. (The)(b)	240,000	4,627,200

Total		25,676,300
Media 1.4%
Meredith Corp.(b)	120,000	3,895,200
Textiles, Apparel & Luxury Goods 4.9%
Oxford Industries, Inc.	152,600	7,755,132
Vera Bradley, Inc.(a)(b)	172,800	5,216,832

Total		12,971,964
TOTAL CONSUMER DISCRETIONARY		57,840,630
CONSUMER STAPLES 3.7%
Food & Staples Retailing 2.1%
Fresh Market, Inc. (The)(a)(b)	120,000	5,754,000
Personal Products 1.6%
Elizabeth Arden, Inc.(a)	120,000	4,197,600
TOTAL CONSUMER STAPLES		9,951,600
ENERGY 7.9%
Energy Equipment & Services 2.6%
Helmerich & Payne, Inc.(b)	128,296	6,921,569
Oil, Gas & Consumable Fuels 5.3%
Carrizo Oil & Gas, Inc.(a)(b)	300,000	8,478,000
SM Energy Co.	80,926	5,727,133

Total		14,205,133
TOTAL ENERGY		21,126,702
FINANCIALS 4.0%
Capital Markets 0.8%
Greenhill & Co., Inc.(b)	50,000	2,182,000
Commercial Banks 3.2%
City National Corp.	160,000	8,395,200
TOTAL FINANCIALS		10,577,200
HEALTH CARE 9.2%
Health Care Providers & Services 2.3%
Air Methods Corp.(a)(b)	70,000	6,107,500
Health Care Technology 2.8%
athenahealth, Inc.(a)(b)	100,000	7,412,000
Pharmaceuticals 4.1%
Endo Pharmaceuticals Holdings, Inc.(a)	280,970	10,881,968
TOTAL HEALTH CARE		24,401,468

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS 18.4%
Building Products 6.5%
Quanex Building Products Corp.(b)	500,000	$8,815,000
Simpson Manufacturing Co., Inc.(b)	260,000	8,385,000

Total		17,200,000
Construction & Engineering 3.5%
Chicago Bridge & Iron Co. NV	214,655	9,270,949
Machinery 2.5%
Robbins & Myers, Inc.	130,000	6,766,500
Marine 0.5%
Costamare, Inc.	89,183	1,228,050
Professional Services 3.0%
FTI Consulting, Inc.(a)	210,000	7,879,200
Road & Rail 2.4%
Kansas City Southern(a)	89,888	6,444,071
TOTAL INDUSTRIALS		48,788,770
INFORMATION TECHNOLOGY 33.7%
Communications Equipment 4.3%
Plantronics, Inc.	280,000	11,272,800
Computers & Peripherals 1.9%
Synaptics, Inc.(a)	140,000	5,111,400
Internet Software & Services 0.1%
Millennial Media, Inc.(a)	15,275	358,962
IT Services 10.8%
CACI International, Inc., Class A(a)(b)	170,000	10,589,300
Forrester Research, Inc.(b)	260,000	8,424,000
NeuStar, Inc., Class A(a)	260,000	9,685,000

Total		28,698,300
Semiconductors & Semiconductor Equipment 4.1%
Power Integrations, Inc.(b)	290,000	10,764,800
Software 12.5%
Fair Isaac Corp.	290,000	12,731,000
Kenexa Corp.(a)	290,000	9,059,600
Manhattan Associates, Inc.(a)	240,000	11,407,200

Total		33,197,800
TOTAL INFORMATION TECHNOLOGY		89,404,062
Total Common Stocks
(Cost: $183,371,363)		$262,090,432

Money Market Funds 0.7%
Columbia Short-Term Cash Fund, 0.161%(c)(d)	1,903,692	$1,903,692
Total Money Market Funds
(Cost: $1,903,692)		$1,903,692

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Select Small Cap Fund

March 31, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Principal	Value
Investments of Cash Collateral Received for Securities on Loan 12.9%
Certificates of Deposit 0.4%
Norinchukin Bank
05/21/12	0.470%	$1,000,000	$1,000,000
Other Short-Term Obligations 0.7%
Natixis Financial Products LLC
04/02/12	0.450%	2,000,000	2,000,000
Repurchase Agreements 11.8%
Citigroup Global Markets, Inc. dated 03/30/12, matures 04/02/12, repurchase price $10,000,150(e)
	0.180%	10,000,000	10,000,000
Mizuho Securities USA, Inc. dated 03/30/12, matures 04/02/12, repurchase price $5,000,113(e)
	0.270%	5,000,000	5,000,000

Issuer	Effective Yield	Principal	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Nomura Securities dated 03/30/12, matures 04/02/12, repurchase price $10,000,167(e)
	0.200%	$10,000,000	$10,000,000
UBS Securities LLC dated 03/30/12, matures 04/02/12, repurchase price $6,390,744(e)
	0.180%	6,390,649	6,390,649

Total			31,390,649

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $34,390,649)	$34,390,649
Total Investments
(Cost: $219,665,704)	$298,384,773
Other Assets & Liabilities, Net	(32,774,539)
Net Assets	$265,610,234

Notes to Portfolio of Investments
(a)	Non-income producing.

(b)	At March 31, 2012, security was partially or fully on loan.

(c)	The rate shown is the seven-day current annualized yield at March 31, 2012.

(d)	Investments in affiliates during the year ended March 31, 2012:

Issuer	Beginning Cost	Purchase	Sales Proceeds	Realized Gain/Loss	Ending Cost	Dividends	Value
Columbia Short-Term Cash Fund	$—	$67,325,136	$(65,421,444)	$—	$1,903,692	$1,359	$1,903,692

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Citigroup Global Markets, Inc. (0.180%)

Security Description	Value
Fannie Mae REMICS	$2,883,323
Fannie Mae-Aces	318,109
Freddie Mac REMICS	2,769,436
Ginnie Mae II Pool	270,163
Government National Mortgage Association	3,958,969
Total Market Value of Collateral Securities	$10,200,000

Mizuho Securities USA, Inc. (0.270%)
Security Description	Value
Ginnie Mae II Pool	$49,286
Government National Mortgage Association	368,838
United States Treasury Note/Bond	4,681,876
Total Market Value of Collateral Securities	$5,100,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Select Small Cap Fund

March 31, 2012

Notes to Portfolio of Investments (continued)

Nomura Securities (0.200%)
Security Description	Value
Fannie Mae Pool	$5,713,592
Freddie Mac Gold Pool	4,486,408
Total Market Value of Collateral Securities	$10,200,000

UBS Securities LLC (0.180%)
Security Description	Value
Ginnie Mae I Pool	$1,265,128
Ginnie Mae II Pool	5,253,333
Total Market Value of Collateral Securities	$6,518,461

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Select Small Cap Fund

March 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of March 31, 2012:

	Fair value at March 31, 2012
Description	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$57,840,630	$—	$—	$57,840,630
Consumer Staples	9,951,600	—	—	9,951,600
Energy	21,126,702	—	—	21,126,702
Financials	10,577,200	—	—	10,577,200
Health Care	24,401,468	—	—	24,401,468
Industrials	48,788,770	—	—	48,788,770
Information Technology	89,404,062	—	—	89,404,062
Total Equity Securities	262,090,432	—	—	262,090,432
Other
Money Market Funds	1,903,692	—	—	1,903,692
Investments of Cash Collateral Received for Securities on Loan	—	34,390,649	—	34,390,649
Total Other	1,903,692	34,390,649	—	36,294,341
Total	$263,994,124	$34,390,649	$—	$298,384,773

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Statement of Assets and Liabilities – Columbia Select Small Cap Fund

March 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $183,371,363)	$262,090,432
Affiliated issuers (identified cost $1,903,692)	1,903,692
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $3,000,000)	3,000,000
Repurchase agreements (identified cost $31,390,649)	31,390,649
Total investments (identified cost $219,665,704)	298,384,773
Receivable for:
Investments sold	2,396,883
Capital shares sold	21,480
Dividends	252
Interest	13,087
Expense reimbursement due from Investment Manager	105
Prepaid expense	10,291
Trustees’ deferred compensation plan	22,962
Total assets	300,849,833

Liabilities
Disbursements in excess of cash	14
Due upon return of securities on loan	34,390,649
Payable for:
Investments purchased	198,575
Capital shares purchased	504,915
Investment management fees	5,760
Distribution and service fees	203
Transfer agent fees	64,635
Administration fees	583
Chief compliance officer expenses	312
Other expenses	50,991
Trustees’ deferred compensation plan	22,962
Total liabilities	35,239,599
Net assets applicable to outstanding capital stock	$265,610,234

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities (continued) – Columbia Select Small Cap Fund

March 31, 2012

Represented by
Paid-in capital	$183,978,566
Accumulated net investment loss	(376,904)
Accumulated net realized gain	3,289,503
Unrealized appreciation (depreciation) on:
Investments	78,719,069
Total — representing net assets applicable to outstanding capital stock	$265,610,234
*Value of securities on loan	$48,848,199
Net assets applicable to outstanding shares
Class A	$13,944,185
Class C	$1,110,067
Class R	$5,660,868
Class Z	$244,895,114
Shares outstanding
Class A	827,779
Class C	68,188
Class R	346,056
Class Z	14,397,334
Net asset value per share
Class A(a)	$16.85
Class C	$16.28
Class R	$16.36
Class Z	$17.01

(a)	The maximum offering price per share for Class A is $17.88. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Operations – Columbia Select Small Cap Fund

Year Ended March 31, 2012

Net investment income
Income:
Dividends	$1,725,133
Interest	10,022
Dividends from affiliates	1,359
Income from securities lending — net	169,153
Foreign taxes withheld	(9,485)
Total income	1,896,182
Expenses:
Investment management fees	3,128,477
Distribution fees
Class C	8,706
Class R	36,051
Service fees
Class A	37,837
Class C	2,902
Transfer agent fees
Class A	35,059
Class C	2,608
Class R	15,997
Class Z	839,943
Administration fees	389,565
Compensation of board members	35,444
Pricing and bookkeeping fees	33,384
Custodian fees	17,537
Printing and postage fees	66,982
Registration fees	63,624
Professional fees	58,856
Line of credit interest expense	9,235
Chief compliance officer expenses	813
Other	29,248
Total expenses	4,812,268
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(312,444)
Expense reductions	(3,930)
Total net expenses	4,495,894
Net investment loss	(2,599,712)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	41,874,318
Net realized gain	41,874,318
Net change in unrealized appreciation (depreciation) on:
Investments	(112,779,070)
Net change in unrealized depreciation	(112,779,070)
Net realized and unrealized loss	(70,904,752)
Net decrease in net assets from operations	$(73,504,464)

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Changes in Net Assets – Columbia Select Small Cap Fund

Year ended March 31,	2012	2011

Operations
Net investment loss	$(2,599,712)	$(1,844,507)
Net realized gain	41,874,318	95,064,234
Net change in unrealized appreciation (depreciation)	(112,779,070)	38,993,847
Net increase (decrease) in net assets resulting from operations	(73,504,464)	132,213,574
Increase (decrease) in net assets from share transactions	(279,196,943)	(137,897,113)
Proceeds from regulatory settlements (Note 6)	25,405	—
Total decrease in net assets	(352,676,002)	(5,683,539)
Net assets at beginning of year	618,286,236	623,969,775
Net assets at end of year	$265,610,234	$618,286,236
Accumulated net investment loss	$(376,904)	$(18,162)

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Changes in Net Assets (continued) – Columbia Select Small Cap Fund

Year ended March 31,	2012		2011
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class A shares
Subscriptions	161,859	2,592,372	286,895	4,572,176
Redemptions	(305,292)	(4,998,218)	(352,721)	(5,529,175)
Net decrease	(143,433)	(2,405,846)	(65,826)	(956,999)
Class C shares
Subscriptions	11,133	174,909	24,259	382,496
Redemptions	(14,952)	(234,185)	(27,673)	(453,745)
Net decrease	(3,819)	(59,276)	(3,414)	(71,249)
Class R shares
Subscriptions	98,752	1,571,000	213,182	3,317,215
Redemptions	(340,507)	(5,323,618)	(306,421)	(4,597,584)
Net decrease	(241,755)	(3,752,618)	(93,239)	(1,280,369)
Class Z shares
Subscriptions	1,684,193	27,858,091	5,218,684	82,865,441
Redemptions	(18,767,390)	(300,837,294)	(14,115,146)	(218,453,937)
Net decrease	(17,083,197)	(272,979,203)	(8,896,462)	(135,588,496)
Total net decrease	(17,472,204)	(279,196,943)	(9,058,941)	(137,897,113)

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Financial Highlights – Columbia Select Small Cap Fund

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended March 31,
	2012		2011		2010		2009		2008(a)
Class A
Per share data
Net asset value, beginning of period	$18.55		$14.74		$9.08		$16.15		$21.11
Income from investment operations:
Net investment loss	(0.14)		(0.09	)(b)	(0.08)		(0.06)		(0.05)
Net realized and unrealized gain (loss)	(1.56)		3.90		5.74		(6.53)		(3.43)
Total from investment operations	(1.70)		3.81		5.66		(6.59)		(3.48)
Less distributions to shareholders from:
Net realized gains	—		—		—		(0.48)		(1.48)
Total distributions to shareholders	—		—		—		(0.48)		(1.48)
Proceeds from regulatory settlement	0.00	(c)	—		0.00	(c)	0.00	(c)	—
Net asset value, end of period	$16.85		$18.55		$14.74		$9.08		$16.15
Total return	(9.16%	)	25.85%		62.33%		(42.02%	)	(17.38%	)(d)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.44%	(g)	1.35%	(g)	1.36%	(g)	1.40%	(g)	1.25%	(f)(g)
Net expenses after fees waived or expenses reimbursed (including interest expense)(i)	1.34%	(g)(h)	1.35%	(g)(h)	1.36%	(g)(h)	1.36%	(g)(h)	1.20%	(f)(g)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.44%		1.35%		1.36%		1.40%		1.25%	(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(i)	1.34%	(h)	1.35%	(h)	1.36%	(h)	1.36%	(h)	1.20%	(f)(h)
Net investment loss	(0.85%	)(h)	(0.55%	)(h)	(0.63%	)(h)	(0.47%	)(h)	(0.67%	)(f)(h)
Supplemental data
Net assets, end of period (in thousands)	$13,944		$18,020		$15,281		$6,671		$3,436
Portfolio turnover	61%		71%		73%		67%		73%

Notes to Financial Highlights

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(c)	Rounds to less than $0.01.

(d)

Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Includes interest expense which rounds to less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights (continued) – Columbia Select Small Cap Fund

	Year ended March 31,
	2012		2011		2010		2009		2008(a)
Class C
Per share data
Net asset value, beginning of period	$18.07		$14.46		$8.97		$16.10		$21.11
Income from investment operations:
Net investment loss	(0.25)		(0.20	)(b)	(0.16)		(0.17)		(0.12)
Net realized and unrealized gain (loss)	(1.54)		3.81		5.65		(6.48)		(3.41)
Total from investment operations	(1.79)		3.61		5.49		(6.65)		(3.53)
Less distributions to shareholders from:
Net realized gains	—		—		—		(0.48)		(1.48)
Total distributions to shareholders	—		—		—		(0.48)		(1.48)
Proceeds from regulatory settlement	0.00	(c)	—		0.00	(c)	0.00	(c)	—
Net asset value, end of period	$16.28		$18.07		$14.46		$8.97		$16.10
Total return	(9.91%	)	24.97%		61.20%		(42.53%	)	(17.63%	)(d)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.18%	(g)	2.10%	(g)	2.11%	(g)	2.15%	(g)	2.00%	(f)(g)
Net expenses after fees waived or expenses reimbursed (including interest expense)(i)	2.09%	(g)(h)	2.10%	(g)(h)	2.11%	(g)(h)	2.11%	(g)(h)	1.95%	(f)(g)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.18%		2.10%		2.11%		2.15%		2.00%	(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(i)	2.09%	(h)	2.10%	(h)	2.11%	(h)	2.11%	(h)	1.95%	(f)(h)
Net investment loss	(1.60%	)(h)	(1.30%	)(h)	(1.34%	)(h)	(1.31%	)(h)	(1.42%	)(f)(h)
Supplemental data
Net assets, end of period (in thousands)	$1,110		$1,301		$1,090		$1,063		$2,101
Portfolio turnover	61%		71%		73%		67%		73%

Notes to Financial Highlights

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(c)	Rounds to less than $0.01.

(d)

Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Includes interest expense which rounds to less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights (continued) – Columbia Select Small Cap Fund

	Year ended March 31,
	2012		2011		2010		2009		2008(a)
Class R
Per share data
Net asset value, beginning of period	$18.06		$14.38		$8.88		$15.86		$18.98
Income from investment operations:
Net investment loss	(0.18)		(0.12	)(b)	(0.10)		(0.10)		(0.21)
Net realized and unrealized gain (loss)	(1.52)		3.80		5.60		(6.40)		(1.43)
Total from investment operations	(1.70)		3.68		5.50		(6.50)		(1.64)
Less distributions to shareholders from:
Net realized gains	—		—		—		(0.48)		(1.48)
Total distributions to shareholders	—		—		—		(0.48)		(1.48)
Proceeds from regulatory settlement	0.00(c	)	—		0.00	(c)	0.00	(c)	—
Net asset value, end of period	$16.36		$18.06		$14.38		$8.88		$15.86
Total return	(9.41%	)	25.59%		61.94%		(42.22%	)	(9.66%	)(d)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.68%	(f)	1.60%	(f)	1.61%	(f)	1.65%	(f)	1.74%	(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.59%	(f)(g)	1.60%	(f)(g)	1.61%	(f)(g)	1.61%	(f)(g)	1.70%	(f)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.68%		1.60%		1.61%		1.65%		1.74%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.59%	(g)	1.60%	(g)	1.61%	(g)	1.61%	(g)	1.70%	(g)
Net investment loss	(1.11%	)(g)	(0.82%	)(g)	(0.85%	)(g)	(0.80%	)(g)	(1.13%	)(g)
Supplemental data
Net assets, end of period (in thousands)	$5,661		$10,618		$9,795		$5,819		$6,881
Portfolio turnover	61%		71%		73%		67%		73%

Notes to Financial Highlights

(a)

On March 31, 2008, Retirement Shares class of Small Cap Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class R shares. The financial information of the Fund’s Class R shares includes the financial information of Small Cap Fund’s Retirement Shares class.

(b)	Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(c)	Rounds to less than $0.01.

(d)

Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Includes interest expense which rounds to less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Select Small Cap Fund

	Year ended March 31,
	2012		2011		2010		2009		2008(a)
Class Z
Per share data
Net asset value, beginning of period	$18.69		$14.81		$9.10		$16.15		$19.21
Income from investment operations:
Net investment loss	(0.10)		(0.05	)(b)	(0.05)		(0.04)		(0.12)
Net realized and unrealized gain (loss)	(1.58)		3.93		5.76		(6.53)		(1.46)
Total from investment operations	(1.68)		3.88		5.71		(6.57)		(1.58)
Less distributions to shareholders from:
Net realized gains	—		—		—		(0.48)		(1.48)
Total distributions to shareholders	—		—		—		(0.48)		(1.48)
Proceeds from regulatory settlement	0.00	(c)	—		0.00	(c)	0.00	(c)	—
Net asset value, end of period	$17.01		$18.69		$14.81		$9.10		$16.15
Total return	(8.99%	)	26.20%		62.75%		(41.89%	)	(9.22%	)(d)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.17%	(f)	1.10%	(f)	1.11%	(f)	1.15%	(f)	1.24%	(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.09%	(f)(g)	1.10%	(f)(g)	1.11%	(f)(g)	1.11%	(f)(g)	1.20%	(f)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.17%		1.10%		1.11%		1.15%		1.24%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.09%	(g)	1.10%	(g)	1.11%	(g)	1.11%	(g)	1.20%	(g)
Net investment loss	(0.63%	)(g)	(0.31%	)(g)	(0.36%	)(g)	(0.31%	)(g)	(0.63%	)(g)
Supplemental data
Net assets, end of period (in thousands)	$244,895		$588,347		$597,804		$321,684		$676,616
Portfolio turnover	61%		71%		73%		67%		73%

Notes to Financial Highlights

(a)

On March 31, 2008, Shares class of Small Cap Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z shares. The financial information of the Fund’s Class Z shares includes the financial information of Small Cap Fund’s Shares class.

(b)	Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(c)	Rounds to less than $0.01.

(d)

Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Includes interest expense which rounds to less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Notes to Financial Statements – Columbia Select Small Cap Fund

March 31, 2012

Note 1. Organization

Columbia Select Small Cap Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class R and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

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Columbia Select Small Cap Fund

March 31, 2012

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc.

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Columbia Select Small Cap Fund

March 31, 2012

(Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.79% to 0.70% as the Fund’s net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.75% to 0.62% as the Fund’s net assets increased. The effective management fee rate for the year ended March 31, 2012 was 0.78% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.15% of the Fund’s average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. The effective administration fee rate for the year ended March 31, 2012 was 0.10% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust’s eligible

Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the year ended March 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class C	0.22
Class R	0.22
Class Z	0.22

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Columbia Select Small Cap Fund

March 31, 2012

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2012, these minimum account balance fees reduced total expenses by $3,930.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to the Fund’s Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $4,004 for Class A shares and $15 for Class C shares for the year ended March 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.34%
Class C	2.09
Class R	1.59
Class Z	1.09

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund’s expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund’s ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed 1.10% of the Fund’s average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended March 31, 2012, these differences are primarily due to differing treatment for proceeds from regulatory settlement, deferral/reversal of wash sale losses, Trustees’ deferred compensation, net operating loss reclassifications and late-year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

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Columbia Select Small Cap Fund

March 31, 2012

Accumulated net investment loss	$2,240,970
Accumulated net realized gain	—
Paid-in capital	(2,240,970)

Net investment loss and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended March 31,	2012	2011
Ordinary income	$—	$—
Long-term capital gains	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At March 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	4,862,333
Unrealized appreciation	77,146,238

At March 31, 2012, the cost of investments for federal income tax purposes was $221,238,535 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$80,323,201
Unrealized depreciation	$(3,176,963)

Net unrealized appreciation	$77,146,238

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended March 31, 2012, $38,113,765 of capital loss carryforward was utilized.

Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2012, the Fund will elect to treat late-year ordinary losses of $355,570 as arising on April 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $250,991,867 and $534,068,829, respectively, for the year ended March 31, 2012.

Note 6. Regulatory Settlements

During the year ended March 31, 2012, the Fund received $25,405 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

Note 7. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the

23

Columbia Select Small Cap Fund

March 31, 2012

loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended March 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

At March 31, 2012, securities valued at $48,848,199 were on loan, secured by U.S. government securities valued at $15,532,325 and by cash collateral of $34,390,649 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 8. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period April 1, 2011 through July 10, 2011, there were no custody credits.

Note 9. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At March 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 61.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than

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Columbia Select Small Cap Fund

March 31, 2012

60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period June 27, 2011 through July 8, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $100,000 committed, unsecured revolving credit facility provided by State Street. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. Prior to May 16, 2011, the collective borrowing amount of the credit facility was $225 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

For the year ended March 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $4,216,364 at a weighted average interest rate of 1.41%.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Select Small Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Small Cap Fund (the “Fund”) (a series of Columbia Funds Series Trust I ) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 22, 2012

26

Federal Income Tax Information (Unaudited) – Columbia Select Small Cap Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended March 31, 2012, $5,105,450 or, if subsequently determined to be different, the net capital gain of such year.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

27

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships Held

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 51; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 51; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 51; None

Nancy T. Lukitsh (born 1956)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 51; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 51; DynaVox Inc. (speech creation); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

28

Independent Trustees (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 51; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 51; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 51; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 51; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 51; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

29

Fund Governance (continued)

Interested Trustee

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 51; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

30

Fund Governance (continued)

Officers

Name, Year of birth and address	Principal occupation(s) during the past five years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Thomas P. McGuire (born 1972)
225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President–Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 to 2010.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

31

Fund Governance (continued)

Officers (continued)

Name, Year of birth and address	Principal occupation(s) during the past five years

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; Officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968)
225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

32

Board Consideration and Approval of Advisory Agreement

On March 7, 2012, the Board of Trustees (the “Board”) and a majority of the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) unanimously approved the continuation of the Investment Management Services Agreement (the “Advisory Agreement”) with Columbia Management Investment Advisers, LLC (the “Investment Manager”) with respect to Columbia Select Small Cap Fund (the “Fund”), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the “Committee”) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on March 6, 2012 and at the Board meeting held on March 7, 2012. In addition, the Board considers matters bearing on the Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On March 6, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On March 7, 2012, the Board, including a majority of the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

■

Information on the investment performance of the Fund relative to the performance of the Fund’s benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

■

Information on the Fund’s advisory fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

■

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

■	The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

■

The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

■	Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

■	Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

■	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager

33

and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager’s investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager’s ability to coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund’s Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund’s performance was in the 93.2, 85.6 and 72.6 percentile (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund’s advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund’s actual management fee and total net

34

expense ratio are ranked in the 3 and 2 quintiles, respectively, against the Fund’s expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund’s advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide

35

administrative services to the Fund and the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including a majority of the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

36

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Select Small Cap Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street Boston, MA 02110

37

Columbia Select Small Cap Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1171 C (5/12)

Columbia Value and Restructuring Fund

Annual Report for the Period Ended March 31, 2012

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples”— an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for companies to restructure their balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, it has delayed a true reckoning with the European financial situation, as concerns about Spain and Portugal continue to cloud the outlook. These structural challenges that persist in the developed world, and slowing growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

■	detailed up-to-date fund performance and portfolio information
■	economic analysis and market commentary
■	quarterly fund commentaries
■	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Value and Restructuring Fund

Summary

■	For the 12-month period that ended March 31, 2012, the fund’s Class A shares returned –5.49% without sales charge.

■	The fund trailed its benchmarks, the Russell 1000 Value Index[1] and the S&P 500 Index[2], which returned 4.79%% and 8.54%, respectively.

■	Overweight positions in the energy and materials sectors detracted from performance relative to the benchmark as stocks in both sectors performed relatively poorly.

Portfolio Management

David J. Williams has co-managed the fund since 2008 and the predecessor fund since 1992. From 1987 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. Williams was associated with the fund’s previous investment adviser as an investment professional. Effective April 27, 2012, following the close of the reporting period, Mr. Williams retired from the Investment Manager.

Guy W. Pope has co-managed the fund since 2009. From 1993 until joining the Investment Manager in May 2010, Mr. Pope was associated with the fund’s previous investment adviser as an investment professional.

J. Nicholas Smith has co-managed the fund since 2009. From 2005 until joining the Investment Manager in May 2010, Mr. Smith was associated with the fund’s previous investment adviser as an investment professional.

[1]	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[2]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/12

–5.49% Class A Shares (without sales charge)

+4.79% Russell 1000 Value Index

+8.54% S&P 500 Index

Morningstar Style Box™

Equity Style

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Value and Restructuring Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/02 – 03/31/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Value and Restructuring Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/02 – 03/31/12 ($)

Sales charge	without	with
Class A*	16,754	15,791
Class C*	15,558	15,558
Class I*	17,168	n/a
Class R*	16,344	n/a
Class W*	16,744	n/a
Class Z	17,150	n/a

Average annual total return as of 03/31/12 (%)

Share class	A*		C*		I*	R*	W*	Z
Inception	09/28/07		09/28/07		9/27/10	12/31/04	9/27/10	12/31/92
Sales charge	without	with	without	with	without	without	without	without
1-year	–5.49	–10.93	–6.18	–7.11	–5.26	–5.70	–5.50	–5.26
5-year	–0.46	–1.63	–1.19	–1.19	–0.22	–0.71	–0.48	–0.24
10-year/Life	5.30	4.67	4.52	4.52	5.55	5.04	5.29	5.54

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class I and Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class W shares are sold at net asset value with a distribution and service (Rule 12b-1) fee. Class I, Class R, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information

2

Understanding Your Expenses – Columbia Value and Restructuring Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

10/01/11 – 03/31/12

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,265.60	1,019.00	6.65	5.92	1.18
Class C	1,000.00	1,000.00	1,261.20	1,015.27	10.85	9.67	1.93
Class I	1,000.00	1,000.00	1,268.90	1,021.08	4.29	3.82	0.76
Class R	1,000.00	1,000.00	1,264.20	1,017.75	8.05	7.17	1.43
Class W	1,000.00	1,000.00	1,265.80	1,018.95	6.70	5.97	1.19
Class Z	1,000.00	1,000.00	1,267.30	1,020.24	5.24	4.67	0.93

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Managers’ Report – Columbia Value and Restructuring Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/12 ($)
Class A	49.58
Class C	49.44
Class I	49.48
Class R	49.55
Class W	49.56
Class Z	49.55

Distributions declared per share

04/01/11 – 03/31/12 ($)
Class A	0.49
Class C	0.17
Class I	0.69
Class R	0.37
Class W	0.51
Class Z	0.61

For the 12-month period that ended March 31, 2012, the fund’s Class A shares returned –5.49% without sales charge. The fund lagged its benchmarks, the Russell 1000 Value Index and the S&P 500 Index, which returned 4.79% and 8.54%, respectively. Overweight positions in the energy and materials sectors held back results, as both groups underperformed for the period. In addition, problems in the credit markets, caused by concerns about sovereign debt issues in Europe, hurt valuations of stocks of restructuring companies, which are an important part of our strategy. Investors seemed to fear that these firms could lose access to credit needed for their reorganizations. Fund results received a boost from several high-dividend stocks, which generated strong returns. Many investors perceived dividend-payers as less risky than other equities and as more attractive than low-yielding bonds.

An improving economic picture

During the first half of the 12-month period, a series of natural disasters in Japan, Europe’s debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster and job growth was disappointing. However, the pace of growth picked up in the second half of the period and prospects brightened as fears of a lapse back into recession faded. Consumer confidence improved as the labor market added more than a million new jobs between October 2011 and March 2012, while the jobless rate fell to 8.2%. Household net worth also picked up as the equity markets rebounded. Headline inflation — which tracks a broad range of consumer expenditures, including food and energy — moved marginally higher. Despite a modest slowdown in manufacturing activity late in the summer of 2011, manufacturing activity stabilized and expanded into 2012. Housing continues to be the one nagging weak spot in the economy. Yet, there is hope that a bottom in the housing market is in sight.

Materials and energy stocks faltered

The fund was overweight relative to the benchmark in materials and energy stocks, which was a disadvantage during the period. A further emphasis on coal companies in the energy sector produced particularly disappointing results in Alpha Natural Resources and Consol Energy (0.2% and 2.4% of net assets, respectively). U.S. environmental policies combined with low natural gas prices in North America to put steam coal producers at a competitive disadvantage. Increased production by Australian metallurgical producers also posed a competitive challenge to their North American counterparts. The fund’s position in the Brazilian oil giant Petrobras (3.4% of net assets) struggled against interference by the Brazilian national government, which put the company at a disadvantage, especially when investors already were concerned about the costs of a capital improvement program. Devon Energy (4.0% of net assets), an independent oil and gas exploration and production company, also struggled. In materials, laggards included copper companies Freeport McMoRan (2.7% of net assets), Southern Copper and Grupo Mexico (positions eliminated). All three felt the effects of worries that slowing growth in China would undercut demand.

Investors favored higher-yielding equities

Several strong dividend-paying investments performed very well, including tobacco company Lorillard, retailing chain T.J. Maxx, technology corporation IBM and railroad Union Pacific (5.0%, 5.0%, 4.5% and 4.4% of net assets, respectively). They benefited when yield-seeking investors saw greater potential in higher-dividend stocks compared to bonds and

4

Portfolio Managers’ Report (continued) – Columbia Value and Restructuring Fund viewed them as less risky than other types of equities. The fund also was helped by solid performance from Panama-based airline Copa Holdings (2.7% of net assets). It delivered solid earnings from its hub-and-spoke air traffic routing system, which gave it a competitive advantage in the South American and Central American markets.

Market approaches fair value

We believe the market rally of late 2011 and early 2012 has lifted stock prices close to reasonable valuations, but positive corporate earnings momentum has the potential to provide additional near-term opportunity. We continue to believe the capital markets need evidence of greater government fiscal discipline in both the United States and Europe before investor confidence will support a longer-term price surge. At the same time, any improvement in the macroeconomic backdrop would be encouraging, with investors especially watching for evidence that corporations are beginning to boost profits by increasing revenues, rather than primarily through cost-cutting. Among the various industry groups, we see particular opportunities in chemical companies, which have the potential to benefit from low natural gas prices in North America. Going forward, we plan to maintain our emphasis on stocks selling at a fairly significant discount to market averages and to look for companies with excellent longer-term growth opportunities. We continue to believe corporations with these characteristics should perform well over time.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager’s assessment of a company’s prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio breakdown[1]

(as of March 31, 2012)
Stocks	99.8%
Consumer Discretionary	6.4
Consumer Staples	5.9
Energy	22.8
Financials	13.3
Health Care	8.9
Industrials	20.8
Information Technology	9.5
Materials	10.5
Telecommunication Services	1.7
Bonds	0.2

[1]	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

Top ten holdings[1]

(as of March 31, 2012)
TJX Companies, Inc.	5.0%
Lorillard, Inc.	5.0
Celanese Corp., Class A	4.6
International Business Machines Corp.	4.5
Union Pacific Corp.	4.4
ACE Ltd.	4.2
ConocoPhillips	4.0
Devon Energy Corp.	4.0
Eaton Corp.	3.9
Noble Energy, Inc.	3.8

[1]	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

5

Portfolio of Investments – Columbia Value and Restructuring Fund

March 31, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 97.9%
CONSUMER DISCRETIONARY 6.4%
Household Durables 1.4%
Newell Rubbermaid, Inc.	3,200,000	$56,992,000
Specialty Retail 5.0%
TJX Companies, Inc.	5,200,000	206,492,000
TOTAL CONSUMER DISCRETIONARY		263,484,000
CONSUMER STAPLES 5.1%
Food Products 0.1%
Dole Food Co., Inc.(a)(b)	700,000	6,986,000
Tobacco 5.0%
Lorillard, Inc.	1,590,000	205,873,200
TOTAL CONSUMER STAPLES		212,859,200
ENERGY 22.9%
Oil, Gas & Consumable Fuels 22.9%
Alpha Natural Resources, Inc.(a)	576,564	8,769,538
Anadarko Petroleum Corp.	1,500,000	117,510,000
Apache Corp.	500,000	50,220,000
ConocoPhillips	2,200,000	167,222,000
Consol Energy, Inc.	2,850,000	97,185,000
Devon Energy Corp.	2,350,000	167,132,000
Murphy Oil Corp.	800,000	45,016,000
Noble Energy, Inc.	1,600,000	156,448,000
Petroleo Brasileiro SA, ADR	5,264,378	139,821,880

Total		949,324,418
TOTAL ENERGY		949,324,418
FINANCIALS 12.6%
Capital Markets 4.1%
Apollo Global Management LLC, Class A	2,000,000	28,560,000
Apollo Investment Corp.	4,500,000	32,265,000
Invesco Ltd.	4,000,000	106,680,000

Total		167,505,000
Diversified Financial Services 1.1%
JPMorgan Chase & Co.	1,000,000	45,980,000
Insurance 6.7%
ACE Ltd.	2,400,000	175,680,000
Loews Corp.	1,000,000	39,870,000
MetLife, Inc.	1,600,000	59,760,000

Total		275,310,000
Real Estate Investment Trusts (REITs) 0.7%
Weyerhaeuser Co.	1,400,000	30,688,000
TOTAL FINANCIALS		519,483,000
HEALTH CARE 8.9%
Biotechnology 0.4%
Vertex Pharmaceuticals, Inc.(a)	400,000	16,404,000
Health Care Equipment & Supplies 1.0%
Baxter International, Inc.	700,000	41,846,000
Health Care Providers & Services 4.1%
AmerisourceBergen Corp.	3,300,000	130,944,000
CIGNA Corp.	750,000	36,937,500

Total		167,881,500
Pharmaceuticals 3.4%
Merck & Co., Inc.	600,000	23,040,000
Pfizer, Inc.	3,700,000	83,842,000

Issuer	Shares	Value
Common Stocks (continued)
HEALTH CARE (cont.)
Pharmaceuticals (cont.)
Warner Chilcott PLC, Class A(a)(b)	2,000,000	$33,620,000

Total		140,502,000
TOTAL HEALTH CARE		366,633,500
INDUSTRIALS 20.8%
Aerospace & Defense 1.2%
United Technologies Corp.	600,000	49,764,000
Airlines 2.8%
Copa Holdings SA, Class A	1,430,000	113,256,000
Construction & Engineering 1.0%
AECOM Technology Corp.(a)	1,850,000	41,384,500
Industrial Conglomerates 2.7%
Tyco International Ltd.	2,000,000	112,360,000
Machinery 7.3%
AGCO Corp.(a)(b)	1,400,000	66,094,000
Eaton Corp.	3,200,000	159,456,000
Stanley Black & Decker, Inc.	1,000,000	76,960,000

Total		302,510,000
Road & Rail 4.4%
Union Pacific Corp.	1,700,000	182,716,000
Trading Companies & Distributors 1.4%
AerCap Holdings NV(a)	5,250,000	58,327,500
TOTAL INDUSTRIALS		860,318,000
INFORMATION TECHNOLOGY 9.5%
Communications Equipment 5.0%
Cisco Systems, Inc.	2,700,000	57,105,000
Harris Corp.(b)	3,300,000	148,764,000

Total		205,869,000
IT Services 4.5%
International Business Machines Corp.	900,000	187,785,000
TOTAL INFORMATION TECHNOLOGY		393,654,000
MATERIALS 10.0%
Chemicals 6.3%
Celanese Corp., Class A	4,100,000	189,338,000
Methanex Corp.	900,000	29,187,000
PPG Industries, Inc.	450,000	43,110,000

Total		261,635,000
Metals & Mining 3.7%
Cliffs Natural Resources, Inc.	600,000	41,556,000
Freeport-McMoRan Copper & Gold, Inc.(b)	2,900,000	110,316,000

Total		151,872,000
TOTAL MATERIALS		413,507,000
TELECOMMUNICATION SERVICES 1.7%
Diversified Telecommunication Services 1.7%
HKT Trust and HKT Ltd.(a)(b)	58,000,000	45,112,066
Windstream Corp.(b)	2,100,000	24,591,000

Total		69,703,066
TOTAL TELECOMMUNICATION SERVICES		69,703,066
Total Common Stocks
(Cost: $2,806,638,613)		$4,048,966,184

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Value and Restructuring Fund

March 31, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Convertible Preferred Stocks 2.0%
CONSUMER STAPLES 0.7%
Food Products 0.7%
2009 Dole Food Automatic Common Exchange Security Trust, 7.000%(a)(c)	3,000,000	$29,390,700
TOTAL CONSUMER STAPLES		29,390,700
FINANCIALS 0.8%
Diversified Financial Services 0.8%
Citigroup, Inc. 7.500%	33,199,642	30,972,000
TOTAL FINANCIALS		30,972,000
MATERIALS 0.5%
Metals & Mining 0.5%
Molycorp, Inc., 5.500%(b)	300,000	21,513,000
TOTAL MATERIALS		21,513,000
Total Convertible Preferred Stocks
(Cost: $84,903,987)		$81,875,700

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds 0.3%
Banking 0.3%
Apollo Investment Corp. Senior Unsecured
01/15/16	5.750%	$10,000,000	$9,800,000
Total Convertible Bonds
(Cost: $9,547,681)			$9,800,000
Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 1.3%
Asset-Backed Commercial Paper 0.6%
Aspen Funding Corp.
05/11/12	0.471%	$2,996,358	$2,996,359
Kells Funding LLC
05/10/12	0.501%	4,994,097	4,994,097

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Asset-Backed Commercial Paper (cont.)
Regency Markets No. 1 LLC
05/15/12	0.380%	$9,990,500	$9,990,500
Rhein-Main Securitisation Ltd.
04/13/12	0.771%	4,993,583	4,993,583

Total			22,974,539
Certificates of Deposit 0.4%
Australia and New Zealand Bank Group, Ltd.
05/09/12	0.500%	3,000,000	3,000,000
Norinchukin Bank
05/21/12	0.470%	5,000,000	5,000,000
Skandinaviska Enskilda Banken
04/16/12	0.360%	5,000,000	5,000,000
Westpac Banking Corp.
04/02/12	0.250%	3,000,000	3,000,000

Total			16,000,000
Commercial Paper —%
Manhattan Asset Funding Co. LLC
04/05/12	0.200%	999,844	999,844
Repurchase Agreements 0.3%
Mizuho Securities USA, Inc. dated 03/30/12, matures 04/02/12, repurchase price $5,000,113(d)
	0.270%	5,000,000	5,000,000
UBS Securities LLC dated 03/30/12, matures 04/02/12, repurchase price $9,064,887(d)
	0.180%	9,064,751	9,064,751

Total			14,064,751
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $54,039,134)			$54,039,134
Total Investments
(Cost: $2,955,129,415)			$4,194,681,018	(e)
Other Assets & Liabilities, Net			(60,119,609)
Net Assets			$4,134,561,409

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At March 31, 2012, security was partially or fully on loan.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of these securities amounted to $29,390,700 or 0.71% of net assets.

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Value and Restructuring Fund

March 31, 2012

(Percentages represent value of investments compared to net assets)

Notes to Portfolio of Investments (continued)

(d)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Mizuho Securities USA, Inc. (0.270%)

Security Description	Value
Ginnie Mae II Pool	$49,286
Government National Mortgage Association	368,838
United States Treasury Note/Bond	4,681,876
Total Market Value of Collateral Securities	$5,100,000

UBS Securities LLC (0.180%)
Security Description	Value
Ginnie Mae I Pool	$1,794,509
Ginnie Mae II Pool	7,451,537
Total Market Value of Collateral Securities	$9,246,046

(e)	Investments in affiliates during the period ended March 31, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$433,256,099	$(433,256,099)	$—	$—	$3,967	$—

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Value and Restructuring Fund

March 31, 2012

(Percentages represent value of investments compared to net assets)

Fair Value Measurements (continued)

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of March 31, 2012:

	Fair value at March 31, 2012
Description	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$263,484,000	$—	$—	$263,484,000
Consumer Staples	212,859,200	—	—	212,859,200
Energy	949,324,418	—	—	949,324,418
Financials	519,483,000	—	—	519,483,000
Health Care	366,633,500	—	—	366,633,500
Industrials	860,318,000	—	—	860,318,000
Information Technology	393,654,000	—	—	393,654,000
Materials	413,507,000	—	—	413,507,000
Telecommunication Services	24,591,000	45,112,066	—	69,703,066
Convertible Preferred Stocks
Consumer Staples	—	29,390,700	—	29,390,700
Financials	—	30,972,000	—	30,972,000
Materials	21,513,000	—	—	21,513,000
Total Equity Securities	4,025,367,118	105,474,766	—	4,130,841,884
Bonds
Convertible Bonds	—	9,800,000	—	9,800,000
Total Bonds	—	9,800,000	—	9,800,000
Other
Investments of Cash Collateral Received for Securities on Loan	—	54,039,134	—	54,039,134
Total Other	—	54,039,134	—	54,039,134
Total	$4,025,367,118	$169,313,900	$—	$4,194,681,018

See	the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets was deemed not to be active and fair values were consequently obtained using the observable market inputs rather than quoted prices for identical assets as of period end. Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$—	$37,950,000	$37,950,000	$—

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Statement of Assets and Liabilities – Columbia Value and Restructuring Fund

March 31, 2012

Assets
Investments, at value*
(identified cost $2,901,090,281)	$4,140,641,884
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $39,974,383)	39,974,383
Repurchase agreements (identified cost $14,064,751)	14,064,751
Total investments (identified cost $2,955,129,415)	4,194,681,018
Receivable for:
Investments sold	490,017
Capital shares sold	894,440
Dividends	5,149,185
Interest	158,788
Reclaims	193,926
Expense reimbursement due from Investment Manager	9,442
Prepaid expense	96,180
Trustees’ deferred compensation plan	196,738
Other assets	1,502
Total assets	4,201,871,236

Liabilities
Disbursements in excess of cash	1,350,298
Due upon return of securities on loan	54,039,134
Payable for:
Capital shares purchased	10,702,619
Investment management fees	77,922
Distribution and service fees	2,810
Transfer agent fees	742,253
Administration fees	6,776
Chief compliance officer expenses	1,953
Other expenses	189,324
Trustees’ deferred compensation plan	196,738
Total liabilities	67,309,827
Net assets applicable to outstanding capital stock	$4,134,561,409

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities (continued) – Columbia Value and Restructuring Fund

March 31, 2012

Represented by
Paid-in capital	$3,444,674,479
Undistributed net investment income	1,639,387
Accumulated net realized loss	(551,288,118)
Unrealized appreciation (depreciation) on:
Investments	1,239,551,603
Foreign currency translations	(15,942)
Total — representing net assets applicable to outstanding capital stock	$4,134,561,409
*Value of securities on loan	$52,691,829
Net assets applicable to outstanding shares
Class A	$166,300,785
Class C	$41,944,502
Class I	$2,870
Class R	$38,798,743
Class W	$2,874
Class Z	$3,887,511,635
Shares outstanding
Class A	3,353,955
Class C	848,465
Class I	58
Class R	783,017
Class W	58
Class Z	78,452,005
Net asset value per share
Class A(a)	$49.58
Class C	$49.44
Class I	$49.48
Class R	$49.55
Class W	$49.56 (b)
Class Z	$49.55

(a)	The maximum offering price per share for Class A is $52.60. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Operations – Columbia Value and Restructuring Fund

Year ended March 31, 2012

Net investment income
Income:
Dividends	$121,611,457
Interest	905,467
Dividends from affiliates	3,967
Income from securities lending — net	285,893
Foreign taxes withheld	(1,519,360)
Total income	121,287,424
Expenses:
Investment management fees	36,158,339
Distribution fees
Class C	393,542
Class R	230,164
Service fees
Class A	505,893
Class C	131,181
Class W	7
Transfer agent fees
Class A	445,361
Class C	105,644
Class R	95,211
Class W	5
Class Z	10,275,489
Administration fees	4,735,917
Compensation of board members	210,211
Pricing and bookkeeping fees	48,156
Custodian fees	154,970
Printing and postage fees	673,890
Registration fees	119,850
Professional fees	243,480
Line of credit interest expense	23,419
Chief compliance officer expenses	3,889
Other	637,793
Total expenses	55,192,411
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,410,775)
Expense reductions	(43,652)
Total net expenses	52,737,984
Net investment income	68,549,440

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	817,607,262
Foreign currency translations	(51,882)
Options contracts written	(294,188)
Net realized gain	817,261,192
Net change in unrealized appreciation (depreciation) on:
Investments	(1,411,547,064)
Foreign currency translations	(10,020)
Options contracts written	1,329,546
Net change in unrealized depreciation	(1,410,227,538)
Net realized and unrealized loss	(592,966,346)
Net decrease in net assets from operations	$(524,416,906)

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Changes in Net Assets – Columbia Value and Restructuring Fund

Year ended March 31,	2012	2011(a)

Operations
Net investment income	$68,549,440	$88,160,171
Net realized gain	817,261,192	281,015,082
Net change in unrealized appreciation (depreciation)	(1,410,227,538)	776,324,365
Net increase (decrease) in net assets resulting from operations	(524,416,906)	1,145,499,618

Distributions to shareholders from:
Net investment income
Class A	(2,022,036)	(3,204,542)
Class C	(178,216)	(365,279)
Class I	(39)	(54,138)
Class R	(351,895)	(566,586)
Class W	(29)	(11)
Class Z	(64,346,698)	(87,200,668)
Total distributions to shareholders	(66,898,913)	(91,391,224)
Increase (decrease) in net assets from share transactions	(2,288,996,250)	(1,229,234,628)
Total decrease in net assets	(2,880,312,069)	(175,126,234)
Net assets at beginning of year	7,014,873,478	7,189,999,712
Net assets at end of year	$4,134,561,409	$7,014,873,478
Undistributed net investment income	$1,639,387	$40,742

(a)	Class I and Class W shares commenced operations on September 27, 2010.

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Changes in Net Assets (continued) – Columbia Value and Restructuring Fund

Year Ended March 31,	2012		2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	429,799	20,748,380	1,122,585	51,295,242
Distributions reinvested	37,595	1,698,011	59,362	2,627,179
Redemptions	(2,169,299)	(103,288,238)	(2,653,210)	(119,919,348)
Net decrease	(1,701,905)	(80,841,847)	(1,471,263)	(65,996,927)
Class C shares
Subscriptions	87,938	4,296,824	187,589	8,712,920
Distributions reinvested	2,972	133,769	6,299	273,618
Redemptions	(586,390)	(27,697,861)	(528,877)	(23,533,078)
Net decrease	(495,480)	(23,267,268)	(334,989)	(14,546,540)
Class I shares
Subscriptions	58,248	3,123,981	535,411	26,380,052
Distributions reinvested	—	—	1,051	54,122
Redemptions	(560,760)	(28,966,012)	(33,892)	(1,723,811)
Net increase (decrease)	(502,512)	(25,842,031)	502,570	24,710,363
Class R shares
Subscriptions	145,708	6,982,623	278,727	12,289,558
Distributions reinvested	7,762	351,895	12,868	566,555
Redemptions	(603,378)	(30,008,857)	(360,742)	(16,451,024)
Net decrease	(449,908)	(22,674,339)	(69,147)	(3,594,911)
Class W shares
Subscriptions	—	—	61	2,651
Redemptions	—	—	(3)	(154)
Net increase	—	—	58	2,497
Class Z shares
Subscriptions	10,657,053	515,042,888	30,084,448	1,382,808,276
Distributions reinvested	922,759	41,664,646	1,314,238	58,505,520
Redemptions	(57,331,033)	(2,693,078,299)	(58,696,759)	(2,611,122,906)
Net decrease	(45,751,221)	(2,136,370,765)	(27,298,073)	(1,169,809,110)
Total net decrease	(48,901,026)	(2,288,996,250)	(28,670,844)	(1,229,234,628)

(a)	Class I and Class W shares commenced operations on September 27, 2010.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Financial Highlights – Columbia Value and Restructuring Fund

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended March 31,
	2012		2011		2010		2009		2008(a)
Class A
Per share data
Net asset value, beginning of period	$53.03		$44.68		$26.51		$52.25		$58.58
Income from investment operations:
Net investment income	0.49		0.53	(b)	0.39	(b)	0.51		0.24
Net realized and unrealized gain (loss)	(3.45)		8.37		18.16		(25.72)		(5.70)
Total from investment operations	(2.96)		8.90		18.55		(25.21)		(5.46)
Less distributions to shareholders from:
Net investment income	(0.49)		(0.55)		(0.38)		(0.51)		(0.36)
Net realized gains	—		—		—		(0.02)		(0.51)
Total distributions to shareholders	(0.49)		(0.55)		(0.38)		(0.53)		(0.87)
Proceeds from regulatory settlement	—		—		0.00	(c)	0.00	(c)	—
Net asset value, end of period	$49.58		$53.03		$44.68		$26.51		$52.25
Total return	(5.49%	)	20.17%		70.25%		(48.51%	)	(9.41%	)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.26%	(e)	1.20%	(e)	1.14%	(e)	1.18%	(e)	1.07%	(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.19%	(e)(h)	1.20%	(e)(h)	1.14%	(e)(h)	1.14%	(e)(h)	1.02%	(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.26%		1.20%		1.14%		1.18%		1.07%	(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.19%	(h)	1.20%	(h)	1.14%	(h)	1.14%	(h)	1.02%	(f)(h)
Net investment income	1.03%	(h)	1.16%	(h)	1.01%	(h)	1.35%	(h)	0.83(f	)(h)
Supplemental data
Net assets, end of period (in thousands)	$166,301		$268,124		$291,655		$163,338		$77,209
Portfolio turnover	9%		12%		6%		12%		11%

Notes to Financial Highlights

(a)	For the period from September 28, 2007 (commencement of operations) to March 31, 2008.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 and $0.04 per share, respectively.

(c)	Rounds to less than $0.01.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Includes interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights (continued) – Columbia Value and Restructuring Fund

	Year ended March 31,
	2012		2011		2010		2009		2008(a)
Class C
Per share data
Net asset value, beginning of period	$52.89		$44.60		$26.51		$52.23		$58.58
Income from investment operations:
Net investment income	0.13		0.18	(b)	0.10	(b)	0.23		0.04
Net realized and unrealized gain (loss)	(3.41)		8.36		18.16		(25.73)		(5.68)
Total from investment operations	(3.28)		8.54		18.26		(25.50)		(5.64)
Less distributions to shareholders from:
Net investment income	(0.17)		(0.25)		(0.17)		(0.20)		(0.20)
Net realized gains	—		—		—		(0.02)		(0.51)
Total distributions to shareholders	(0.17)		(0.25)		(0.17)		(0.22)		(0.71)
Proceeds from regulatory settlement	—		—		0.00	(c)	0.00	(c)	—
Net asset value, end of period	$49.44		$52.89		$44.60		$26.51		$52.23
Total return	(6.18%	)	19.27%		69.00%		(48.89%	)	(9.72%	)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.99%	(e)	1.95%	(e)	1.89%	(e)	1.93%	(e)	1.82%	(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.95%	(e)(h)	1.95%	(e)(h)	1.89%	(e)(h)	1.89%	(e)(h)	1.77%	(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.99%		1.95%		1.89%		1.93%		1.82%	(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.95%	(h)	1.95%	(h)	1.89%	(h)	1.89%	(h)	1.77%	(f)(h)
Net investment income	0.28%	(h)	0.40%	(h)	0.26%	(h)	0.63%	(h)	0.07%	(f)(h)
Supplemental data
Net assets, end of period (in thousands)	$41,945		$71,083		$74,880		$40,380		$13,665
Portfolio turnover	9%		12%		6%		12%		11%

Notes to Financial Highlights

(a)	For the period from September 28, 2007 (commencement of operations) to March 31, 2008.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 and $0.04 per share, respectively.

(c)	Rounds to less than $0.01.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Includes interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights (continued) – Columbia Value and Restructuring Fund

	Year ended March 31,
	2012		2011(a)
Class I
Per share data
Net asset value, beginning of period	$53.03		$43.47
Income from investment operations:
Net investment income	0.09		0.27
Net realized and unrealized gain (loss)	(2.95)		9.57
Total from investment operations	(2.86)		9.84
Less distributions to shareholders from:
Net investment income	(0.69)		(0.28)
Total distributions to shareholders	(0.69)		(0.28)
Net asset value, end of period	$49.48		$53.03
Total return	(5.26%	)	22.67%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.78%	(c)	0.79%	(c)(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.78%	(c)(f)	0.79%	(c)(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.78%		0.79%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.78%	(f)	0.79%	(d)(f)
Net investment income	0.17%	(f)	1.05%	(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$3		$26,652
Portfolio turnover	9%		12%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Value and Restructuring Fund

	Year ended March 31,
	2012		2011		2010		2009		2008(a)
Class R
Per share data
Net asset value, beginning of period	$52.98		$44.64		$26.50		$52.23		$54.30
Income from investment operations:
Net investment income	0.37		0.41	(b)	0.30	(b)	0.41		0.33
Net realized and unrealized gain (loss)	(3.43)		8.37		18.14		(25.72)		(1.41)
Total from investment operations	(3.06)		8.78		18.44		(25.31)		(1.08)
Less distributions to shareholders from:
Net investment income	(0.37)		(0.44)		(0.30)		(0.40)		(0.48)
Net realized gains	—		—		—		(0.02)		(0.51)
Total distributions to shareholders	(0.37)		(0.44)		(0.30)		(0.42)		(0.99)
Proceeds from regulatory settlement	—		—		0.00	(c)	0.00	(c)	—
Net asset value, end of period	$49.55		$52.98		$44.64		$26.50		$52.23
Total return	(5.70%	)	19.86%		69.84%		(48.65%	)	(2.11% )
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.50%	(e)	1.45%	(e)	1.39%	(e)	1.43%	(e)	1.39%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.44%	(e)(g)	1.45%	(e)(g)	1.39%	(e)(g)	1.39%	(e)(g)	1.35% (g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.50%		1.45%		1.39%		1.43%		1.39%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.44%	(g)	1.45%	(g)	1.39%	(g)	1.39%	(g)	1.35% (g)
Net investment income	0.76%	(g)	0.91%	(g)	0.78%	(g)	1.05%	(g)	0.60% (g)
Supplemental data
Net assets, end of period (in thousands)	$38,799		$65,321		$58,120		$37,637		$33,826
Portfolio turnover	9%		12%		6%		12%		11%

Notes to Financial Highlights

(a)

On March 31, 2008, Retirement Shares class of Value and Restructuring Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class R shares. The financial information of the Fund’s Class R shares includes the financial information of Value and Restructuring Fund’s Retirement Shares class.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 and $0.04 per share, respectively.

(c)	Rounds to less than 0.01%.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Includes interest expense which rounds to less than 0.01%.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Value and Restructuring Fund

	Year ended March 31,
	2012		2011(a)
Class W
Per share data
Net asset value, beginning of period	$53.04		$43.49
Income from investment operations:
Net investment income	0.50		0.20
Net realized and unrealized gain (loss)	(3.47)		9.53
Total from investment operations	(2.97)		9.73
Less distributions to shareholders from:
Net investment income	(0.51)		(0.18)
Total distributions to shareholders	(0.51)		(0.18)
Net asset value, end of period	$49.56		$53.04
Total return	(5.50%	)	22.41%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.22%	(c)	1.19%	(c)(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.17%	(c)(f)	1.19%	(c)(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.22%		1.19%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.17%	(f)	1.19%	(d)(f)
Net investment income	1.04%	(f)	0.81%	(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$3		$3
Portfolio turnover	9%		12%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Value and Restructuring Fund

	Year ended March 31,
	2012		2011		2010		2009		2008(a)(b)
Class Z
Per share data
Net asset value, beginning of period	$53.01		$44.66		$26.49		$52.22		$54.33
Income from investment operations:
Net investment income	0.61		0.64	(c)	0.49	(c)	0.61		0.60
Net realized and unrealized gain (loss)	(3.46)		8.37		18.15		(25.71)		(1.47)
Total from investment operations	(2.85)		9.01		18.64		(25.10)		(0.87)
Less distributions to shareholders from:
Net investment income	(0.61)		(0.66)		(0.47)		(0.61)		(0.73)
Net realized gains	—		—		—		(0.02)		(0.51)
Total distributions to shareholders	(0.61)		(0.66)		(0.47)		(0.63)		(1.24)
Proceeds from regulatory settlement	—		—		0.00	(d)	0.00	(d)	—
Net asset value, end of period	$49.55		$53.01		$44.66		$26.49		$52.22
Total return	(5.26%	)	20.46%		70.71%		(48.39%	)	(1.74% )
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.99%	(f)	0.95%	(f)	0.89%	(f)	0.93%	(f)	1.06%
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	0.94%	(f)(h)	0.95%	(f)(h)	0.89%	(f)(h)	0.89%	(f)(h)	1.02% (h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.99%		0.95%		0.89%		0.93%		1.06%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	0.94%	(h)	0.95%	(h)	0.89%	(h)	0.89%	(h)	1.02% (h)
Net investment income	1.28%	(h)	1.40%	(h)	1.28%	(h)	1.47%	(h)	1.07% (h)
Supplemental data
Net assets, end of period (in thousands)	$3,887,512		$6,583,690		$6,765,345		$4,352,176		$8,980,358
Portfolio turnover	9%		12%		6%		12%		11%

Notes to Financial Highlights

(a)

On March 31, 2008, Retirement Shares class of Value and Restructuring Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z shares. The financial information of the Fund’s Class Z shares includes the financial information of Value and Restructuring Fund’s Retirement Shares class.

(b)	On March 31, 2008, Value and Restructuring Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 and $0.04 per share, respectively.

(d)	Rounds to less than 0.01%.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Includes interest expense which rounds to less than 0.01%.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

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Notes to Financial Statements – Columbia Value and Restructuring Fund

March 31, 2012

Note 1. Organization

Columbia Value and Restructuring Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

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Columbia Value and Restructuring Fund

March 31, 2012

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Options

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity risk and to increase return on investments and facilitate buying and selling of securities for investments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund

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Columbia Value and Restructuring Fund

March 31, 2012

will realize a gain or loss when the option contract expires or is exercised. When option contracts on debt securities or futures are exercised, the Fund will realize a gain or loss. When other option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the year ended March 31, 2012 are as follows:

	Calls
	Contracts	Premiums
Balance at March 31, 2011	5,000	$1,450,454
Opened	12,759	2,018,201
Closed	(4,259)	(1,246,180)
Exercised	(2,000)	(846,232)
Expired	(11,500)	(1,376,243)
Balance at March 31, 2012	—	$—

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at March 31, 2012
At March 31, 2012, the fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended March 31, 2012
	Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written and Purchased	Total
Equity contracts	(294,188)	$(294,188)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written and Purchased	Total
Equity contracts	1,329,546	$1,329,546

Volume of Derivative Instruments for the Year Ended March 31, 2012
Contracts Opened
Options Contracts	12,759

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

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Columbia Value and Restructuring Fund

March 31, 2012

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations)

and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

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Columbia Value and Restructuring Fund

March 31, 2012

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.69% to 0.54% as the Fund’s net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.60% to 0.43% as the Fund’s net assets increased. The effective management fee rate for the year ended March 31, 2012 was 0.66% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the

Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.15% of the Fund’s average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. The effective administration fee rate for the year ended March 31, 2012 was 0.09% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned

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Columbia Value and Restructuring Fund

March 31, 2012

subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended March 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.22%
Class C	0.20
Class R	0.21
Class W	0.21
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2012, these minimum account balance fees reduced total expenses by $43,652.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class W shares, respectively.

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $56,508 for Class A, and $9,633 for Class C shares for the year ended March 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.19%
Class C	1.94
Class I	0.81
Class R	1.44
Class W	1.19
Class Z	0.94

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Columbia Value and Restructuring Fund

March 31, 2012

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund’s expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund’s ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.25%
Class C	2.00
Class I	0.88
Class R	1.50
Class W	1.25
Class Z	1.00

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended March 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions, post-October capital losses and recognition of unrealized appreciation (depreciation) for certain derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of

Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(51,882)
Accumulated net realized loss	51,882
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended March 31,	2012	2011
Ordinary income	$66,898,913	$91,391,224

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At March 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,802,541
Unrealized appreciation	1,216,044,981

At March 31, 2012, the cost of investments for federal income tax purposes was $2,978,636,037 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,381,262,682
Unrealized depreciation	$(165,217,701)
Net unrealized appreciation	$1,216,044,981

The following capital loss carryforward, determined at March 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2018	$511,299,923

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated

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Columbia Value and Restructuring Fund

March 31, 2012

investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended March 31, 2012, $832,672,482 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2012, the Fund will elect to treat post-October capital losses of $16,460,759 as arising on April 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $517,054,199 and $2,805,665,431, respectively, for the year ended March 31, 2012.

Note 6. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At March 31, 2012, securities valued at $52,691,829 were on loan, secured by cash collateral of $54,039,134 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended March 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion

28

Columbia Value and Restructuring Fund

March 31, 2012

of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period April 1, 2011 through July 10, 2011, there were no custody credits.

Note 8. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At March 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 48.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period June 27, 2011 through July 8, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $100,000 committed, unsecured revolving credit facility provided by State Street. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. Prior to May 16, 2011, the collective borrowing amount of the credit facility was $225 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

For the year ended March 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $8,150,000 at a weighted average interest rate of 1.38%.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

29

Columbia Value and Restructuring Fund

March 31, 2012

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Value and Restructuring Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Value and Restructuring Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 22, 2012

31

Federal Income Tax Information (Unaudited) – Columbia Value and Restructuring Fund

100.00% of the ordinary income distributed by the Fund for the fiscal year ended March 31, 2012, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2012 may represent qualified dividend income.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

32

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships Held

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 51; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 51; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004 Oversees 51; None

Nancy T. Lukitsh (born 1956)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 51; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 51; DynaVox Inc. (speech creation); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

33

Fund Governance (continued)

Independent Trustees (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 51; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 51; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 51; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 51; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 51; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

34

Fund Governance (continued)

Interested Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 51; Columbia Funds Board.

35

Fund Governance (continued)

Officers

Name, Year of birth and address	Principal occupation(s) during the past five years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Thomas P. McGuire (born 1972)
225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President–Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

36

Fund Governance (continued)

Officers (continued)

Name, Year of birth and address	Principal occupation(s) during the past five years

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968)
225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

37

Board Consideration and Approval of Advisory Agreement

On March 7, 2012, the Board of Trustees (the “Board”) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) unanimously approved the continuation of the Investment Management Services Agreement (the “Advisory Agreement”) with Columbia Management Investment Advisers, LLC (the “Investment Manager”) with respect to Columbia Value and Restructuring Fund (the “Fund”), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the “Committee”) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on March 6, 2012 and at the Board meeting held on March 7, 2012. In addition, the Board considers matters bearing on the Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On March 6, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On March 7, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

■

Information on the investment performance of the Fund relative to the performance of the Fund’s benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

■

Information on the Fund’s advisory fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

■

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

■	The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

■

The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

■	Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

■	Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

■	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager

38

and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager’s investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager’s ability to coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund’s Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund’s performance was in the ninety-third, twenty-second and forty-fifth percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund’s advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund’s actual management fee and total net

39

expense ratio are ranked in the third and second quintiles, respectively, against the Fund’s expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund’s advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide

40

administrative services to the Fund and the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Value and Restructuring Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street Boston, MA 02110

45

Columbia Value and Restructuring Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1201 C (5/12)

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose report to stockholders are included in this annual filing. Fee information for fiscal year ended March 31, 2011 also includes fees for four series that merged during the period and four series that changed their fiscal year end from March 31 to April 30 in 2012.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2012 and March 31, 2011 are approximately as follows:

2012	2011
$172,200	$335,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal year 2011 also includes audit fees for the review and provision of consent in connection with filing Form N-1A for new share classes.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2012 and March 31, 2011 are approximately as follows:

2012	2011
$41,800	$97,300

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2012 and 2011, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports and agreed- upon procedures related to fund mergers. Fiscal year 2012 also includes Audit-Related Fees for agreed-upon procedures for fund accounting and custody conversions.

During the fiscal years ended March 31, 2012 and March 31, 2011, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2012 and March 31, 2011 are approximately as follows:

2012	2011
$39,300	$90,100

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal year 2011, Tax Fees also include agreed-upon procedures related to fund mergers and the review of final tax returns.

During the fiscal years ended March 31, 2012 and March 31, 2011, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2012 and March 31, 2011 are approximately as follows:

2012	2011
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2012 and March 31, 2011 are approximately as follows:

2012	2011
$395,800	$495,300

In both fiscal years 2012 and 2011, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended March 31, 2012 and March 31, 2011 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2012 and March 31, 2011 are approximately as follows:

2012	2011
$476,900	$682,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	May 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	May 23, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	May 23, 2012